UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21667

Fidelity Central Investment Portfolios LLC
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2009

Item 1. Reports to Stockholders

Fidelity® Equity Sector
Central Funds

Consumer Discretionary Central Fund

Consumer Staples Central Fund

Energy Central Fund

Financials Central Fund

Health Care Central Fund

Industrials Central Fund

Information Technology Central Fund

Materials Central Fund

Telecom Services Central Fund

Utilities Central Fund

Annual Report

September 30, 2009

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

ESCIP-ANN-1109
1.831584.103

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2009 to September 30, 2009).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During Period* April 1, 2009 to September 30, 2009
Consumer Discretionary	.0034%
Actual		$ 1,000.00	$ 1,350.50	$ .02
HypotheticalA		$ 1,000.00	$ 1,025.05	$ .02
Consumer Staples	.0157%
Actual		$ 1,000.00	$ 1,304.30	$ .09
HypotheticalA		$ 1,000.00	$ 1,024.99	$ .08
Energy	.0043%
Actual		$ 1,000.00	$ 1,491.50	$ .03
HypotheticalA		$ 1,000.00	$ 1,025.05	$ .02
Financials	.0182%
Actual		$ 1,000.00	$ 1,658.80	$ .12
HypotheticalA		$ 1,000.00	$ 1,024.98	$ .09
Health Care	.0103%
Actual		$ 1,000.00	$ 1,264.10	$ .06
HypotheticalA		$ 1,000.00	$ 1,025.02	$ .05
Industrials	.0030%
Actual		$ 1,000.00	$ 1,536.70	$ .02
HypotheticalA		$ 1,000.00	$ 1,025.05	$ .02
Information Technology	.0124%
Actual		$ 1,000.00	$ 1,626.40	$ .08
HypotheticalA		$ 1,000.00	$ 1,025.01	$ .06
Materials	.0095%
Actual		$ 1,000.00	$ 1,598.10	$ .06
HypotheticalA		$ 1,000.00	$ 1,025.02	$ .05
Telecom Services	.0078%
Actual		$ 1,000.00	$ 1,310.90	$ .05
HypotheticalA		$ 1,000.00	$ 1,025.03	$ .04
Utilities	.0071%
Actual		$ 1,000.00	$ 1,230.50	$ .04
HypotheticalA		$ 1,000.00	$ 1,025.03	$ .04

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The fees and expenses of the underlying Money Market Central Funds in which each Fund invests are not included in each Fund's annualized expense ratio.

Annual Report

Fidelity® Consumer Discretionary Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2009	Past 1 year	Life of fund A
Fidelity® Consumer Discretionary Central Fund	1.38%	-1.05%

A From July 21, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Consumer Discretionary Central Fund on July 21, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® U.S. Investable Market Consumer Discretionary Index performed over the same period.

Annual Report

Fidelity Consumer Discretionary Central Fund

Management's Discussion of Fund Performance

Market Recap: Global equity markets came almost full circle during the 12 months ending September 30, 2009, recouping large portions of the deep losses suffered in last fall's big sell-off. The failure or near-collapse of several large players in the global financials sector set off a panicky period for investors, ultimately leading to a drying up of credit, scant confidence in the equity markets and a massive flight to quality. Sensing a potential meltdown of the worldwide financial system, governments responded with intervention programs to restore liquidity to the credit markets and stimulate economic growth. In early March, as signs of improvement were emerging, equity markets began to rally sharply. The Standard & Poor's 500SM Index returned -6.91% for the year, the blue-chip Dow Jones Industrial AverageSM returned -7.38% and the technology-laden Nasdaq Composite® Index gained 2.53%. International equities, which had fared worse than their domestic counterparts during the sell-off, outperformed for the year as a whole, with the MSCI® EAFE® Index (Europe, Australasia, Far East) - a measure of developed markets outside the U.S. and Canada - advancing 3.37%, bolstered in large part by a weaker dollar.

Comments from John Harris, Portfolio Manager of Fidelity® Consumer Discretionary Central Fund: For the year ending September 30, 2009, the fund returned 1.38%, finishing in line with the MSCI U.S. Investable Market Consumer Discretionary Index, which also gained 1.38%, and solidly outperforming the S&P 500®. Significant contributors to results relative to the MSCI index included adult education firm Apollo Group, which enjoyed solid enrollment gains and its shares rose strongly. Elsewhere, Hong Kong-based global sourcing agent Li & Fung - not found in the index - profited from good relationships with market-share gainers such as Wal-Mart and Target. Urban-oriented off-price apparel retailer Citi Trends was another success. Underweighting auto-parts manufacturer and index component Johnson Controls paid off early on, when auto sales fell dramatically. On the negative side, underweighting Ford Motor hurt, as the company was the only major domestic automaker to avoid government assistance, and its shares surged during the period's second half. Underweighting home-improvement giant Home Depot detracted as well. Our shares in casino operator Las Vegas Sands plummeted when the company's business in Macau, China, took a major hit from governmental actions there. An out-of-index stake in warehouse retailer Costco detracted when investors sold the stock as a source of cash to invest in less-defensive securities during the market rally. Weak picks in movies and entertainment also hampered results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Consumer Discretionary Central Fund

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Lowe's Companies, Inc.	6.1	7.3
Target Corp.	6.0	7.0
The Walt Disney Co.	5.2	3.9
McDonald's Corp.	4.9	7.9
Comcast Corp. Class A	3.6	4.9
Staples, Inc.	3.1	3.6
Amazon.com, Inc.	2.4	2.9
NIKE, Inc. Class B	2.3	2.4
Advance Auto Parts, Inc.	2.3	2.0
Carnival Corp. unit	2.2	1.9
	38.1
Top Industries (% of fund's net assets)
As of September 30, 2009
Media 23.6%
Specialty Retail 22.2%
Hotels, Restaurants & Leisure 20.7%
Multiline Retail 7.0%
Household Durables 4.3%
All Others* 22.2%

As of March 31, 2009
Specialty Retail 25.7%
Media 22.0%
Hotels, Restaurants & Leisure 18.8%
Multiline Retail 7.6%
Textiles, Apparel & Luxury Goods 6.8%
All Others* 19.1%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Consumer Discretionary Central Fund

Investments September 30, 2009

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value
AUTO COMPONENTS - 3.0%
Auto Parts & Equipment - 3.0%
Autoliv, Inc.	37,400	$ 1,256,640
BorgWarner, Inc.	145,125	4,391,483
Johnson Controls, Inc.	384,400	9,825,264
		15,473,387
AUTOMOBILES - 2.0%
Automobile Manufacturers - 1.5%
Ford Motor Co. (a)	1,068,900	7,706,769
Motorcycle Manufacturers - 0.5%
Harley-Davidson, Inc. (c)	117,400	2,700,200
TOTAL AUTOMOBILES		10,406,969
DISTRIBUTORS - 1.1%
Distributors - 1.1%
Li & Fung Ltd.	1,398,000	5,637,097
DIVERSIFIED CONSUMER SERVICES - 2.9%
Education Services - 2.5%
Apollo Group, Inc. Class A (non-vtg.) (a)	74,600	5,495,782
DeVry, Inc.	46,000	2,544,720
Princeton Review, Inc. (a)	149,624	628,421
Strayer Education, Inc.	19,600	4,266,528
		12,935,451
Specialized Consumer Services - 0.4%
Regis Corp.	88,300	1,368,650
Sotheby's Class A (ltd. vtg.)	50,600	871,838
		2,240,488
TOTAL DIVERSIFIED CONSUMER SERVICES		15,175,939
FOOD & STAPLES RETAILING - 2.5%
Food Retail - 0.8%
Susser Holdings Corp. (a)	320,260	4,025,668
Hypermarkets & Super Centers - 1.7%
Costco Wholesale Corp.	161,100	9,095,706
TOTAL FOOD & STAPLES RETAILING		13,121,374
Common Stocks - continued
	Shares	Value
HOTELS, RESTAURANTS & LEISURE - 20.7%
Casinos & Gaming - 5.0%
Ameristar Casinos, Inc.	109,100	$ 1,721,598
Bally Technologies, Inc. (a)	84,600	3,246,102
International Game Technology	132,800	2,852,544
Las Vegas Sands Corp. unit	22,677	6,556,374
MGM Mirage, Inc. (a)	198,900	2,394,756
Penn National Gaming, Inc. (a)	124,200	3,435,372
WMS Industries, Inc. (a)	120,100	5,351,656
Wynn Macau Ltd.	38,000	49,425
Wynn Resorts Ltd. (a)	100	7,089
		25,614,916
Hotels, Resorts & Cruise Lines - 5.4%
Carnival Corp. unit	347,700	11,571,456
Marriott International, Inc. Class A	124,822	3,443,839
Royal Caribbean Cruises Ltd.	70,600	1,700,048
Starwood Hotels & Resorts Worldwide, Inc.	146,900	4,852,107
Wyndham Worldwide Corp.	395,100	6,448,032
		28,015,482
Leisure Facilities - 0.3%
Vail Resorts, Inc. (a)	38,400	1,287,936
Restaurants - 10.0%
BJ's Restaurants, Inc. (a)	59,200	887,408
Brinker International, Inc.	49,100	772,343
Burger King Holdings, Inc.	47,200	830,248
Darden Restaurants, Inc.	177,700	6,064,901
Jack in the Box, Inc. (a)	73,800	1,512,162
McDonald's Corp.	447,158	25,519,307
P.F. Chang's China Bistro, Inc. (a)(c)	61,300	2,082,361
Sonic Corp. (a)	114,700	1,268,582
Starbucks Corp. (a)	197,800	4,084,570
Yum! Brands, Inc.	263,600	8,899,136
		51,921,018
TOTAL HOTELS, RESTAURANTS & LEISURE		106,839,352
HOUSEHOLD DURABLES - 4.3%
Home Furnishings - 0.7%
Mohawk Industries, Inc. (a)	76,000	3,624,440
Homebuilding - 2.0%
Lennar Corp. Class A	164,400	2,342,700
M.D.C. Holdings, Inc.	20,100	698,274
Common Stocks - continued
	Shares	Value
HOUSEHOLD DURABLES - CONTINUED
Homebuilding - continued
NVR, Inc. (a)	1,400	$ 892,318
Pulte Homes, Inc.	465,582	5,116,746
Toll Brothers, Inc. (a)	77,900	1,522,166
		10,572,204
Household Appliances - 0.9%
Whirlpool Corp.	63,300	4,428,468
Housewares & Specialties - 0.7%
Newell Rubbermaid, Inc.	224,300	3,519,267
TOTAL HOUSEHOLD DURABLES		22,144,379
INTERNET & CATALOG RETAIL - 3.0%
Catalog Retail - 0.6%
Liberty Media Corp. Interactive Series A (a)	270,100	2,962,997
Internet Retail - 2.4%
Amazon.com, Inc. (a)	136,000	12,696,960
TOTAL INTERNET & CATALOG RETAIL		15,659,957
INTERNET SOFTWARE & SERVICES - 1.9%
Internet Software & Services - 1.9%
Google, Inc. Class A (a)	15,200	7,536,920
Tencent Holdings Ltd.	143,200	2,330,003
		9,866,923
LEISURE EQUIPMENT & PRODUCTS - 0.7%
Leisure Products - 0.7%
Hasbro, Inc.	124,774	3,462,479
MEDIA - 23.6%
Advertising - 2.5%
Focus Media Holding Ltd. ADR (a)	97,700	1,078,608
Interpublic Group of Companies, Inc. (a)	797,031	5,993,673
Lamar Advertising Co. Class A (a)(c)	157,622	4,325,148
Omnicom Group, Inc.	40,100	1,481,294
		12,878,723
Cable & Satellite - 9.6%
Cablevision Systems Corp. - NY Group Class A	54,300	1,289,625
Comcast Corp. Class A	1,094,550	18,486,950
DISH Network Corp. Class A (a)	186,500	3,591,990
Common Stocks - continued
	Shares	Value
MEDIA - CONTINUED
Cable & Satellite - continued
Liberty Media Corp. Entertainment Series A (a)	192,500	$ 5,988,675
The DIRECTV Group, Inc. (a)(c)	222,300	6,131,034
Time Warner Cable, Inc.	250,352	10,787,668
Virgin Media, Inc.	226,700	3,155,664
		49,431,606
Movies & Entertainment - 11.2%
DreamWorks Animation SKG, Inc. Class A (a)	39,400	1,401,458
News Corp.:
Class A	574,800	6,891,852
Class B	201,800	2,823,182
The Walt Disney Co.	973,000	26,718,580
Time Warner, Inc.	337,866	9,723,783
Viacom, Inc. Class B (non-vtg.) (a)	366,600	10,279,464
		57,838,319
Publishing - 0.3%
McGraw-Hill Companies, Inc.	69,500	1,747,230
TOTAL MEDIA		121,895,878
MULTILINE RETAIL - 7.0%
Department Stores - 0.6%
Nordstrom, Inc. (c)	109,700	3,350,238
General Merchandise Stores - 6.4%
Dollar Tree, Inc. (a)	40,500	1,971,540
Target Corp.	664,981	31,041,313
		33,012,853
TOTAL MULTILINE RETAIL		36,363,091
SOFTWARE - 0.2%
Application Software - 0.2%
Blackboard, Inc. (a)	28,906	1,092,069
SPECIALTY RETAIL - 22.2%
Apparel Retail - 4.5%
Citi Trends, Inc. (a)	184,501	5,252,743
Gymboree Corp. (a)	108,400	5,244,392
Ross Stores, Inc.	141,600	6,764,232
TJX Companies, Inc.	36,500	1,355,975
Common Stocks - continued
	Shares	Value
SPECIALTY RETAIL - CONTINUED
Apparel Retail - continued
Urban Outfitters, Inc. (a)	134,407	$ 4,055,059
Zumiez, Inc. (a)	45,653	749,166
		23,421,567
Automotive Retail - 3.1%
Advance Auto Parts, Inc.	308,800	12,129,664
AutoZone, Inc. (a)	16,900	2,471,118
Monro Muffler Brake, Inc.	46,000	1,462,340
		16,063,122
Computer & Electronics Retail - 1.1%
Best Buy Co., Inc.	52,900	1,984,808
RadioShack Corp.	206,800	3,426,676
		5,411,484
Home Improvement Retail - 8.5%
Home Depot, Inc.	322,747	8,597,980
Lowe's Companies, Inc.	1,504,400	31,502,134
Lumber Liquidators, Inc. (a)(c)	184,204	3,995,385
		44,095,499
Specialty Stores - 5.0%
Big 5 Sporting Goods Corp.	136,400	2,059,640
Office Depot, Inc. (a)	299,100	1,980,042
PetSmart, Inc.	70,537	1,534,180
Sally Beauty Holdings, Inc. (a)	139,612	992,641
Staples, Inc.	705,212	16,375,023
Tiffany & Co., Inc.	12,100	466,213
Zale Corp. (a)(c)	348,067	2,488,679
		25,896,418
TOTAL SPECIALTY RETAIL		114,888,090
TEXTILES, APPAREL & LUXURY GOODS - 4.1%
Apparel, Accessories & Luxury Goods - 1.0%
Coach, Inc.	67,350	2,217,162
G-III Apparel Group Ltd. (a)	75,587	1,069,556
Hanesbrands, Inc. (a)	32,700	699,780
VF Corp.	21,300	1,542,759
		5,529,257
Footwear - 3.1%
Deckers Outdoor Corp. (a)	40,000	3,394,000
Common Stocks - continued
	Shares	Value
TEXTILES, APPAREL & LUXURY GOODS - CONTINUED
Footwear - continued
Iconix Brand Group, Inc. (a)	28,305	$ 352,963
NIKE, Inc. Class B	188,100	12,170,070
		15,917,033
TOTAL TEXTILES, APPAREL & LUXURY GOODS		21,446,290
TOTAL COMMON STOCKS (Cost $509,411,431)		513,473,274
Money Market Funds - 4.8%

Fidelity Cash Central Fund, 0.25% (d)	5,502,832	5,502,832
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(d)	19,350,225	19,350,225
TOTAL MONEY MARKET FUNDS (Cost $24,853,057)		24,853,057
TOTAL INVESTMENT PORTFOLIO - 104.0% (Cost $534,264,488)		538,326,331
NET OTHER ASSETS - (4.0)%		(20,876,176)
NET ASSETS - 100%		$ 517,450,155
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 48,267
Fidelity Securities Lending Cash Central Fund	298,254
Total	$ 346,521
Other Information

The following is a summary of the inputs used, as of September 30, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 489,392,908	$ 482,787,109	$ 6,605,799	$ -
Consumer Staples	13,121,374	13,121,374	-	-
Information Technology	10,958,992	10,958,992	-	-
Money Market Funds	24,853,057	24,853,057	-	-
Total Investments in Securities:	$ 538,326,331	$ 531,720,532	$ 6,605,799	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Consumer Discretionary Central Fund

Financial Statements

Statement of Assets and Liabilities

	September 30, 2009

Assets
Investment in securities, at value (including securities loaned of $18,960,816) - See accompanying schedule: Unaffiliated issuers (cost $509,411,431)	$ 513,473,274
Fidelity Central Funds (cost $24,853,057)	24,853,057
Total Investments (cost $534,264,488)		$ 538,326,331
Foreign currency held at value (cost $3)		3
Receivable for investments sold		13,319,269
Receivable for fund shares sold		131,302
Dividends receivable		254,106
Distributions receivable from Fidelity Central Funds		7,026
Total assets		552,038,037

Liabilities
Payable for investments purchased	$ 14,854,240
Payable for fund shares redeemed	379,249
Other payables and accrued expenses	4,168
Collateral on securities loaned, at value	19,350,225
Total liabilities		34,587,882

Net Assets		$ 517,450,155
Net Assets consist of:
Paid in capital		$ 513,387,637
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		4,062,518
Net Assets, for 5,616,796 shares outstanding		$ 517,450,155
Net Asset Value, offering price and redemption price per share ($517,450,155 ÷ 5,616,796 shares)		$ 92.13

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Consumer Discretionary Central Fund
Financial Statements - continued

Statement of Operations

	Year ended September 30, 2009

Investment Income
Dividends		$ 7,323,769
Interest		376
Income from Fidelity Central Funds (including $298,254 from security lending)		346,521
Total income		7,670,666

Expenses
Custodian fees and expenses	$ 13,031
Independent directors' compensation	3,227
Interest	195
Miscellaneous	16
Total expenses before reductions	16,469
Expense reductions	(3,450)	13,019
Net investment income (loss)		7,657,647
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(68,811,940)
Foreign currency transactions	(46)
Total net realized gain (loss)		(68,811,986)
Change in net unrealized appreciation (depreciation) on: Investment securities	64,851,382
Assets and liabilities in foreign currencies	(1,484)
Total change in net unrealized appreciation (depreciation)		64,849,898
Net gain (loss)		(3,962,088)
Net increase (decrease) in net assets resulting from operations		$ 3,695,559

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended September 30, 2009	Year ended September 30, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,657,647	$ 9,965,424
Net realized gain (loss)	(68,811,986)	(58,829,095)
Change in net unrealized appreciation (depreciation)	64,849,898	(110,261,559)
Net increase (decrease) in net assets resulting from operations	3,695,559	(159,125,230)
Distributions to partners from net investment income	(7,623,475)	(9,089,713)
Affiliated share transactions Proceeds from sales of shares	38,671,892	17,789,224
Reinvestment of distributions	7,623,345	3,819,650
Cost of shares redeemed	(55,642,849)	(36,210,148)
Net increase (decrease) in net assets resulting from share transactions	(9,347,612)	(14,601,274)
Total increase (decrease) in net assets	(13,275,528)	(182,816,217)

Net Assets
Beginning of period	530,725,683	713,541,900
End of period	$ 517,450,155	$ 530,725,683
Other Information Shares
Sold	488,838	170,035
Issued in reinvestment of distributions	102,099	39,314
Redeemed	(715,001)	(330,897)
Net increase (decrease)	(124,064)	(121,548)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,

2009

2008

2007

2006 H

Selected Per-Share Data
Net asset value, beginning of period	$ 92.45	$ 121.71	$ 114.48	$ 100.00
Income from Investment Operations
Net investment income (loss) C	1.29	1.71	1.68 G	.19
Net realized and unrealized gain (loss)	(.32)	(29.41)	7.33	14.46
Total from investment operations	.97	(27.70)	9.01	14.65
Distributions to partners from net investment income	(1.29)	(1.56)	(1.78)	(.17)
Net asset value, end of period	$ 92.13	$ 92.45	$ 121.71	$ 114.48
Total Return A, B	1.38%	(22.90)%	7.87%	14.66%
Ratios to Average Net Assets D, I
Expenses before reductions	-% F	-% F	-% F	-% F
Expenses net of fee waivers, if any	-% F	-% F	-% F	-% F
Expenses net of all reductions	-% F	-% F	-% F	-% F
Net investment income (loss)	1.73%	1.62%	1.35% G	.18%
Supplemental Data
Net assets, end of period (000 omitted)	$ 517,450	$ 530,726	$ 713,542	$ 786,815
Portfolio turnover rate E	91%	62%	110%	15% J

A Total returns for periods of less than one year are not annualized.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Investment income per share reflects a special dividend which amounted to $.43 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.00%.

H For the period July 21, 2006 (commencement of operations) to September 30, 2006.

I Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Consumer Staples Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2009	Past 1 year	Life of fund A
Fidelity Consumer Staples Central Fund	2.03%	6.68%

A From July 21, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Consumer Staples Central Fund on July 21, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI U.S. Investable Market Consumer Staples Index performed over the same period.

Annual Report

Fidelity Consumer Staples Central Fund

Management's Discussion of Fund Performance

Market Recap: Global equity markets came almost full circle during the 12 months ending September 30, 2009, recouping large portions of the deep losses suffered in last fall's big sell-off. The failure or near-collapse of several large players in the global financials sector set off a panicky period for investors, ultimately leading to a drying up of credit, scant confidence in the equity markets and a massive flight to quality. Sensing a potential meltdown of the worldwide financial system, governments responded with intervention programs to restore liquidity to the credit markets and stimulate economic growth. In early March, as signs of improvement were emerging, equity markets began to rally sharply. The Standard & Poor's 500SM Index returned -6.91% for the year, the blue-chip Dow Jones Industrial AverageSM returned -7.38% and the technology-laden Nasdaq Composite® Index gained 2.53%. International equities, which had fared worse than their domestic counterparts during the sell-off, outperformed for the year as a whole, with the MSCI® EAFE® Index (Europe, Australasia, Far East) - a measure of developed markets outside the U.S. and Canada - advancing 3.37%, bolstered in large part by a weaker dollar.

Comments from Robert Lee, Portfolio Manager of Fidelity® Consumer Staples Central Fund: During the past year, the fund returned 2.03%, solidly outperforming the MSCI U.S. Investable Market Consumer Staples Index, which returned -4.39%, and the S&P 500®. Leading the way was an overweighting and strong stock picking within brewers, including Belgian-based brewer Anheuser-Busch InBev, by far the fund's largest contributor. The stock posted solid gains in response to a successful merger between two major brewers. Overweighting Molson Coors Brewing contributed as well. Security selection in the soft drinks area also helped, such as stakes in bottler Coca-Cola Enterprises and manufacturer and bottler Dr Pepper Snapple Group. Both companies saw significant profit margin improvement. Stock picks within packaged foods/meats were significant contributors, including Anglo-Dutch Unilever and an underweighting in Kraft Foods, which was no longer held in the fund as of period end. Underrepresenting major index component Wal-Mart was a positive as well, with the stock lagging for much of the period. On the negative side, an overweighting and weak stock selection within food retailing detracted, including stakes in grocery chains Safeway and Kroger. Underweighting the strong-performing tobacco group - including major index constituents Philip Morris International and Altria Group - hurt as well. A pre-merger position in Belgian brewer InBev also detracted when investors were skeptical about the proposed combination.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Consumer Staples Central Fund

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Procter & Gamble Co.	11.5	14.0
PepsiCo, Inc.	7.8	9.0
CVS Caremark Corp.	7.3	6.7
The Coca-Cola Co.	6.7	9.2
British American Tobacco PLC sponsored ADR	5.0	4.1
Wal-Mart Stores, Inc.	4.8	6.5
Walgreen Co.	3.6	2.7
Nestle SA (Reg.)	3.5	4.1
Altria Group, Inc.	3.4	2.0
Philip Morris International, Inc.	3.3	2.2
	56.9
Top Industries (% of fund's net assets)
As of September 30, 2009
Beverages 29.9%
Food & Staples Retailing 20.8%
Household Products 14.6%
Food Products 14.1%
Tobacco 12.1%
All Others* 8.5%

As of March 31, 2009
Beverages 34.1%
Food & Staples Retailing 19.7%
Household Products 16.1%
Food Products 14.4%
Tobacco 8.5%
All Others* 7.2%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Consumer Staples Central Fund

Investments September 30, 2009

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value
BEVERAGES - 29.9%
Brewers - 6.0%
Anadolu Efes Biracilik ve Malt Sanyii AS	111,148	$ 1,213,218
Anheuser-Busch InBev SA NV	255,346	11,659,680
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	32,100	2,640,546
Molson Coors Brewing Co. Class B	326,420	15,890,126
		31,403,570
Distillers & Vintners - 3.8%
Constellation Brands, Inc. Class A (sub. vtg.) (a)	874,788	13,253,038
Diageo PLC sponsored ADR	104,700	6,438,003
		19,691,041
Soft Drinks - 20.1%
Coca-Cola Enterprises, Inc.	390,912	8,369,426
Coca-Cola FEMSA SAB de CV sponsored ADR	54,700	2,631,070
Coca-Cola Icecek AS	186,668	1,320,631
Cott Corp. (a)	1,000	7,324
Dr Pepper Snapple Group, Inc. (a)	300,316	8,634,085
Embotelladora Andina SA sponsored ADR	143,400	2,575,464
Fomento Economico Mexicano SAB de CV sponsored ADR	34,610	1,316,911
Pepsi Bottling Group, Inc.	112,427	4,096,840
PepsiCo, Inc.	689,182	40,427,416
The Coca-Cola Co.	649,485	34,877,345
		104,256,512
TOTAL BEVERAGES		155,351,123
FOOD & STAPLES RETAILING - 20.8%
Drug Retail - 10.9%
CVS Caremark Corp.	1,065,593	38,084,294
Walgreen Co.	498,766	18,688,762
		56,773,056
Food Retail - 5.1%
Kroger Co.	659,904	13,620,419
Safeway, Inc.	599,378	11,819,734
The Pantry, Inc. (a)	72,100	1,130,528
		26,570,681
Hypermarkets & Super Centers - 4.8%
Wal-Mart Stores, Inc.	510,708	25,070,656
TOTAL FOOD & STAPLES RETAILING		108,414,393
Common Stocks - continued
	Shares	Value
FOOD PRODUCTS - 14.1%
Agricultural Products - 3.4%
Archer Daniels Midland Co.	261,429	$ 7,638,955
Bunge Ltd.	80,828	5,060,641
Corn Products International, Inc.	80,200	2,287,304
SLC Agricola SA	143,500	1,232,361
Viterra, Inc. (a)(c)	140,300	1,399,723
		17,618,984
Packaged Foods & Meats - 10.7%
Ausnutria Dairy Hunan Co. Ltd. Class H	268,000	138,320
Brasil Foods SA	1,000	26,537
Cadbury PLC sponsored ADR	1,023	52,388
Cermaq ASA (a)	175,200	1,419,483
Danone	36,571	2,203,721
Dean Foods Co. (a)	85,595	1,522,735
General Mills, Inc.	165,752	10,671,114
Lindt & Spruengli AG (c)	50	1,387,562
Nestle SA (Reg.)	424,344	18,081,759
PureCircle Ltd. (a)	1,500	5,850
Tyson Foods, Inc. Class A	370,615	4,680,867
Unilever NV (NY Shares)	537,300	15,506,478
		55,696,814
TOTAL FOOD PRODUCTS		73,315,798
HOUSEHOLD PRODUCTS - 14.6%
Household Products - 14.6%
Colgate-Palmolive Co.	119,194	9,092,118
Energizer Holdings, Inc. (a)	107,300	7,118,282
Procter & Gamble Co.	1,029,788	59,645,319
		75,855,719
PERSONAL PRODUCTS - 3.6%
Personal Products - 3.6%
Avon Products, Inc.	461,600	15,675,936
Mead Johnson Nutrition Co. Class A (c)	37,104	1,673,761
Natura Cosmeticos SA	75,500	1,357,730
		18,707,427
Common Stocks - continued
	Shares	Value
PHARMACEUTICALS - 2.5%
Pharmaceuticals - 2.5%
Johnson & Johnson	211,788	$ 12,895,771
Perrigo Co.	1,047	35,588
		12,931,359
TOBACCO - 12.1%
Tobacco - 12.1%
Altria Group, Inc.	983,550	17,517,026
British American Tobacco PLC sponsored ADR	409,700	25,913,525
KT&G Corp.	22,555	1,369,847
Philip Morris International, Inc.	352,124	17,162,524
Souza Cruz Industria Comerico	35,900	1,277,814
		63,240,736
TOTAL COMMON STOCKS (Cost $433,653,743)		507,816,555
Money Market Funds - 2.8%

Fidelity Cash Central Fund, 0.25% (d)	10,891,014	10,891,014
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(d)	3,493,231	3,493,231
TOTAL MONEY MARKET FUNDS (Cost $14,384,245)		14,384,245
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $448,037,988)		522,200,800
NET OTHER ASSETS - (0.4)%		(1,850,001)
NET ASSETS - 100%		$ 520,350,799
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 71,650
Fidelity Securities Lending Cash Central Fund	114,818
Total	$ 186,468
Other Information

The following is a summary of the inputs used, as of September 30, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Staples	$ 494,885,196	$ 494,746,876	$ 138,320	$ -
Health Care	12,931,359	12,931,359	-	-
Money Market Funds	14,384,245	14,384,245	-	-
Total Investments in Securities:	$ 522,200,800	$ 522,062,480	$ 138,320	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	79.7%
United Kingdom	6.2%
Switzerland	3.8%
Netherlands	3.0%
Belgium	2.2%
Brazil	1.2%
Bermuda	1.0%
Others (individually less than 1%)	2.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Consumer Staples Central Fund

Financial Statements

Statement of Assets and Liabilities

	September 30, 2009

Assets
Investment in securities, at value (including securities loaned of $3,423,040) - See accompanying schedule: Unaffiliated issuers (cost $433,653,743)	$ 507,816,555
Fidelity Central Funds (cost $14,384,245)	14,384,245
Total Investments (cost $448,037,988)		$ 522,200,800
Receivable for investments sold		2,276,320
Receivable for fund shares sold		54,538
Dividends receivable		1,458,657
Distributions receivable from Fidelity Central Funds		2,927
Total assets		525,993,242

Liabilities
Payable for investments purchased	$ 1,756,762
Payable for fund shares redeemed	374,305
Other payables and accrued expenses	18,145
Collateral on securities loaned, at value	3,493,231
Total liabilities		5,642,443

Net Assets		$ 520,350,799
Net Assets consist of:
Paid in capital		$ 446,184,885
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		74,165,914
Net Assets, for 4,558,503 shares outstanding		$ 520,350,799
Net Asset Value, offering price and redemption price per share ($520,350,799 ÷ 4,558,503 shares)		$ 114.15

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Consumer Staples Central Fund
Financial Statements - continued

Statement of Operations

	Year ended September 30, 2009

Investment Income
Dividends		$ 12,913,829
Interest		3
Income from Fidelity Central Funds (including $114,818 from security lending)		186,468
Total income		13,100,300

Expenses
Custodian fees and expenses	$ 70,016
Independent directors' compensation	3,423
Miscellaneous	16
Total expenses before reductions	73,455
Expense reductions	(3,531)	69,924
Net investment income (loss)		13,030,376
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(39,137,728)
Foreign currency transactions	(62,455)
Total net realized gain (loss)		(39,200,183)
Change in net unrealized appreciation (depreciation) on: Investment securities	32,699,745
Assets and liabilities in foreign currencies	32,839
Total change in net unrealized appreciation (depreciation)		32,732,584
Net gain (loss)		(6,467,599)
Net increase (decrease) in net assets resulting from operations		$ 6,562,777

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended September 30, 2009	Year ended September 30, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 13,030,376	$ 12,904,727
Net realized gain (loss)	(39,200,183)	7,062,853
Change in net unrealized appreciation (depreciation)	32,732,584	(58,557,208)
Net increase (decrease) in net assets resulting from operations	6,562,777	(38,589,628)
Distributions to partners from net investment income	(12,812,606)	(12,699,130)
Affiliated share transactions Proceeds from sales of shares	37,478,592	16,720,823
Reinvestment of distributions	12,812,393	5,673,850
Cost of shares redeemed	(58,992,837)	(19,461,729)
Net increase (decrease) in net assets resulting from share transactions	(8,701,852)	2,932,944
Total increase (decrease) in net assets	(14,951,681)	(48,355,814)

Net Assets
Beginning of period	535,302,480	583,658,294
End of period	$ 520,350,799	$ 535,302,480
Other Information Shares
Sold	363,385	134,806
Issued in reinvestment of distributions	130,527	47,522
Redeemed	(591,147)	(153,199)
Net increase (decrease)	(97,235)	29,129

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,

2009

2008

2007

2006 G

Selected Per-Share Data
Net asset value, beginning of period	$ 114.98	$ 126.15	$ 104.59	$ 100.00
Income from Investment Operations
Net investment income (loss) C	2.72	2.77	2.43	.39
Net realized and unrealized gain (loss)	(.86)	(11.21)	21.58	4.58
Total from investment operations	1.86	(8.44)	24.01	4.97
Distributions to partners from net investment income	(2.69)	(2.73)	(2.45)	(.38)
Net asset value, end of period	$ 114.15	$ 114.98	$ 126.15	$ 104.59
Total Return A, B	2.03%	(6.82)%	23.21%	4.97%
Ratios to Average Net Assets D, H
Expenses before reductions	.02%	.01%	.01%	-% F
Expenses net of fee waivers, if any	.01%	.01%	.01%	-% F
Expenses net of all reductions	.01%	.01%	.01%	-% F
Net investment income (loss)	2.77%	2.23%	2.14%	.37%
Supplemental Data
Net assets, end of period (000 omitted)	$ 520,351	$ 535,302	$ 583,658	$ 569,589
Portfolio turnover rate E	91%	59%	93%	10% I

A Total returns for periods of less than one year are not annualized.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G For the period July 21, 2006 (commencement of operations) to September 30, 2006.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Energy Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2009	Past 1 year	Life of fund A
Fidelity Energy Central Fund	-9.19%	0.76%

A From July 21, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Energy Central Fund on July 21, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI U.S. Investable Market Energy Index performed over the same period.

Fidelity Energy Central Fund
MSCI U.S. Investable Market Energy Index
19,000
17,500
15,000
12,500
10,000
9,000
8,000
$6,600
2007
2008
2009
$10,654
$10,246

Annual Report

Fidelity Energy Central Fund

Management's Discussion of Fund Performance

Market Recap: Global equity markets came almost full circle during the 12 months ending September 30, 2009, recouping large portions of the deep losses suffered in last fall's big sell-off. The failure or near-collapse of several large players in the global financials sector set off a panicky period for investors, ultimately leading to a drying up of credit, scant confidence in the equity markets and a massive flight to quality. Sensing a potential meltdown of the worldwide financial system, governments responded with intervention programs to restore liquidity to the credit markets and stimulate economic growth. In early March, as signs of improvement were emerging, equity markets began to rally sharply. The Standard & Poor's 500SM Index returned -6.91% for the year, the blue-chip Dow Jones Industrial AverageSM returned -7.38% and the technology-laden Nasdaq Composite® Index gained 2.53%. International equities, which had fared worse than their domestic counterparts during the sell-off, outperformed for the year as a whole, with the MSCI® EAFE® Index (Europe, Australasia, Far East) - a measure of developed markets outside the U.S. and Canada - advancing 3.37%, bolstered in large part by a weaker dollar.

Comments from John Dowd, Portfolio Manager of Fidelity® Energy Central Fund: The fund returned -9.19% for the year, outpacing the -13.26% return of the MSCI U.S. Investable Market Energy Index. The most important driver of the fund's relative outperformance was my decision to position the portfolio fairly aggressively, with a variety of holdings that were more leveraged to commodity price moves. A big underweighting in integrated oil giant ConocoPhillips aided relative results as the stock faltered after falling oil prices forced the company to substantially downgrade the value of recent acquisitions. Timely ownership of high-quality coal producer Massey Energy helped performance when increased Chinese demand drove up prices for the company's metallurgical coal. Major stakes in low-cost natural gas exploration/production companies Southwestern Energy and Range Resources also buoyed returns. Both companies used technology successfully to exploit the natural gas potential of U.S. shale reserves while optimizing their cost structures. An overweighted stake in oil-drilling company Transocean was another key contributor. On the downside, our biggest detractor was a sizable underweighting in index heavyweight Exxon Mobil, which benefited from investors' flight to quality early in the period. An overweighting in oil refiner Valero Energy disappointed as profit margins in the oil and gas refining/marketing segment continued to deteriorate. Large stakes in oil-rig manufacturer National Oilwell Varco and oil and gas exploration/production company Quicksilver also detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Energy Central Fund

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Occidental Petroleum Corp.	6.4	5.3
Schlumberger Ltd.	5.8	3.1
Southwestern Energy Co.	5.5	5.4
Chesapeake Energy Corp.	3.7	0.7
Weatherford International Ltd.	3.6	2.9
Petrohawk Energy Corp.	3.5	3.5
Transocean Ltd.	3.5	4.2
Anadarko Petroleum Corp.	3.5	2.4
Marathon Oil Corp.	3.3	2.9
Noble Corp.	3.0	4.1
	41.8
Top Industries (% of fund's net assets)
As of September 30, 2009
Oil, Gas & Consumable Fuels 55.6%
Energy Equipment & Services 38.3%
Electrical Equipment 2.6%
Gas Utilities 0.7%
Construction & Engineering 0.5%
All Others* 2.3%

As of March 31, 2009
Oil, Gas & Consumable Fuels 63.8%
Energy Equipment & Services 31.1%
Electrical Equipment 2.6%
Gas Utilities 1.2%
Construction & Engineering 0.6%
All Others* 0.7%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Energy Central Fund

Investments September 30, 2009

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value
COMMERCIAL SERVICES & SUPPLIES - 0.0%
Environmental & Facility Services - 0.0%
Fuel Tech, Inc. (a)	13,701	$ 153,451
CONSTRUCTION & ENGINEERING - 0.5%
Construction & Engineering - 0.5%
Jacobs Engineering Group, Inc. (a)	58,558	2,690,740
ELECTRIC UTILITIES - 0.1%
Electric Utilities - 0.1%
EnerNOC, Inc. (a)(c)	18,200	603,512
ELECTRICAL EQUIPMENT - 2.5%
Electrical Components & Equipment - 2.4%
centrotherm photovoltaics AG (a)	22,300	1,070,316
Energy Conversion Devices, Inc. (a)(c)	96,754	1,120,411
Evergreen Solar, Inc. (a)(c)	233,725	448,752
First Solar, Inc. (a)(c)	30,200	4,616,372
JA Solar Holdings Co. Ltd. ADR (a)(c)	848,716	3,420,325
Q-Cells SE (a)	16,307	312,354
SunPower Corp.:
Class A (a)(c)	21,000	627,690
Class B (a)	87,800	2,215,194
		13,831,414
Heavy Electrical Equipment - 0.1%
Vestas Wind Systems AS (a)	12,217	883,184
TOTAL ELECTRICAL EQUIPMENT		14,714,598
ELECTRONIC EQUIPMENT & COMPONENTS - 0.3%
Electronic Equipment & Instruments - 0.3%
Itron, Inc. (a)	23,100	1,481,634
ENERGY EQUIPMENT & SERVICES - 38.3%
Oil & Gas Drilling - 14.6%
Atwood Oceanics, Inc. (a)	257,655	9,087,492
ENSCO International, Inc.	33,100	1,408,074
Helmerich & Payne, Inc.	247,698	9,791,502
Hercules Offshore, Inc. (a)	145,393	713,880
Nabors Industries Ltd. (a)	632,084	13,210,556
Noble Corp.	460,197	17,469,078
Northern Offshore Ltd. (a)	502,500	681,158
Patterson-UTI Energy, Inc.	102,172	1,542,797
Pride International, Inc. (a)	116,600	3,549,304
Common Stocks - continued
	Shares	Value
ENERGY EQUIPMENT & SERVICES - CONTINUED
Oil & Gas Drilling - continued
Seadrill Ltd. (c)	299,499	$ 6,253,065
Seahawk Drilling, Inc. (a)	7,773	241,663
Transocean Ltd. (a)	236,975	20,268,472
		84,217,041
Oil & Gas Equipment & Services - 23.7%
Baker Hughes, Inc.	5,300	226,098
Basic Energy Services, Inc. (a)	37,140	315,319
BJ Services Co.	760,606	14,778,575
Cameron International Corp. (a)	19,300	729,926
Complete Production Services, Inc. (a)	39,246	443,480
Core Laboratories NV	20,800	2,144,272
Dresser-Rand Group, Inc. (a)	34,200	1,062,594
Dril-Quip, Inc. (a)	100,859	5,006,641
Exterran Holdings, Inc. (a)	74,995	1,780,381
FMC Technologies, Inc. (a)	89,000	4,649,360
Fugro NV (Certificaten Van Aandelen) unit	1,650	95,286
Global Industries Ltd. (a)	278,603	2,646,729
Halliburton Co.	355,200	9,633,024
Helix Energy Solutions Group, Inc. (a)	61,500	921,270
Hornbeck Offshore Services, Inc. (a)	35,947	990,699
Key Energy Services, Inc. (a)	52,500	456,750
Lufkin Industries, Inc.	6,700	356,306
National Oilwell Varco, Inc. (a)	321,395	13,861,766
Newpark Resources, Inc. (a)	18,419	59,125
Oceaneering International, Inc. (a)	103,330	5,863,978
Oil States International, Inc. (a)	22,600	793,938
Schlumberger Ltd.	559,178	33,327,009
Smith International, Inc.	309,564	8,884,487
Superior Energy Services, Inc. (a)	162,556	3,660,761
TSC Offshore Group Ltd. (a)	1,216,000	415,794
Weatherford International Ltd. (a)	1,001,426	20,759,561
Willbros Group, Inc. (a)	175,199	2,668,281
		136,531,410
TOTAL ENERGY EQUIPMENT & SERVICES		220,748,451
Common Stocks - continued
	Shares	Value
GAS UTILITIES - 0.7%
Gas Utilities - 0.7%
Questar Corp.	92,072	$ 3,458,224
Zhongyu Gas Holdings Ltd. (a)	4,720,000	328,877
		3,787,101
METALS & MINING - 0.3%
Diversified Metals & Mining - 0.3%
Teck Resources Ltd. Class B (sub. vtg.) (a)	56,800	1,565,250
OIL, GAS & CONSUMABLE FUELS - 55.6%
Coal & Consumable Fuels - 9.2%
Alpha Natural Resources, Inc. (a)	405,391	14,229,224
Arch Coal, Inc.	603,087	13,346,315
CONSOL Energy, Inc.	200,349	9,037,743
Massey Energy Co.	569,820	15,892,280
PT Bumi Resources Tbk	2,434,500	814,027
		53,319,589
Integrated Oil & Gas - 13.0%
Chevron Corp.	133,500	9,402,405
ConocoPhillips	93,418	4,218,757
Exxon Mobil Corp.	677	46,449
Hess Corp.	60,247	3,220,805
Marathon Oil Corp.	595,726	19,003,659
Occidental Petroleum Corp.	471,000	36,926,401
Suncor Energy, Inc.	55,900	1,952,975
		74,771,451
Oil & Gas Exploration & Production - 31.0%
Anadarko Petroleum Corp.	321,600	20,173,968
Apache Corp.	104,500	9,596,235
Arena Resources, Inc. (a)	33,390	1,185,345
Berry Petroleum Co. Class A	44,629	1,195,165
Cabot Oil & Gas Corp.	367,300	13,130,975
Canadian Natural Resources Ltd.	81,600	5,511,144
Chesapeake Energy Corp.	759,054	21,557,134
Comstock Resources, Inc. (a)	159,753	6,402,900
Concho Resources, Inc. (a)	62,356	2,264,770
Denbury Resources, Inc. (a)	291,551	4,411,167
EOG Resources, Inc.	969	80,921
EXCO Resources, Inc. (a)	438,780	8,200,798
Forest Oil Corp. (a)	36,100	706,477
Newfield Exploration Co. (a)	77,326	3,290,995
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Oil & Gas Exploration & Production - continued
Niko Resources Ltd.	14,400	$ 1,126,576
Noble Energy, Inc.	900	59,364
Oil Search Ltd.	313,139	1,781,820
OPTI Canada, Inc. (a)	124,800	250,649
Petrobank Energy & Resources Ltd. (a)	22,900	946,590
Petrohawk Energy Corp. (a)	839,000	20,312,190
Plains Exploration & Production Co. (a)	161,732	4,473,507
Quicksilver Resources, Inc. (a)(c)	121,300	1,721,247
Range Resources Corp.	300,526	14,833,963
Southwestern Energy Co. (a)	736,800	31,446,624
Talisman Energy, Inc.	4,800	83,535
Ultra Petroleum Corp. (a)	76,800	3,760,128
		178,504,187
Oil & Gas Refining & Marketing - 2.3%
Frontier Oil Corp.	149,708	2,083,935
Holly Corp.	192,502	4,931,901
Sunoco, Inc.	77,463	2,203,822
Valero Energy Corp.	127,200	2,466,408
World Fuel Services Corp. (c)	28,900	1,389,223
		13,075,289
Oil & Gas Storage & Transport - 0.1%
El Paso Corp.	75,500	779,160
Williams Companies, Inc.	3,173	56,702
		835,862
TOTAL OIL, GAS & CONSUMABLE FUELS		320,506,378
TOTAL COMMON STOCKS (Cost $520,232,073)		566,251,115
Convertible Bonds - 0.1%
Principal Amount
ELECTRICAL EQUIPMENT - 0.1%
Electrical Components & Equipment - 0.1%
SunPower Corp. 4.75% 4/15/14 (Cost $310,000)	$ 310,000	401,977
Money Market Funds - 4.4%
	Shares	Value
Fidelity Cash Central Fund, 0.25% (d)	8,979,196	$ 8,979,196
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(d)	16,415,310	16,415,310
TOTAL MONEY MARKET FUNDS (Cost $25,394,506)		25,394,506
TOTAL INVESTMENT PORTFOLIO - 102.8% (Cost $545,936,579)		592,047,598
NET OTHER ASSETS - (2.8)%		(16,109,994)
NET ASSETS - 100%		$ 575,937,604
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 66,062
Fidelity Securities Lending Cash Central Fund	198,355
Total	$ 264,417
Other Information

The following is a summary of the inputs used, as of September 30, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Energy	$ 541,254,829	$ 541,254,829	$ -	$ -
Industrials	17,558,789	17,558,789	-	-
Information Technology	1,481,634	1,481,634	-	-
Materials	1,565,250	1,565,250	-	-
Utilities	4,390,613	4,390,613	-	-
Corporate Bonds	401,977	-	401,977	-
Money Market Funds	25,394,506	25,394,506	-	-
Total Investments in Securities:	$ 592,047,598	$ 591,645,621	$ 401,977	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	78.3%
Switzerland	10.1%
Netherlands Antilles	5.8%
Canada	2.7%
Bermuda	1.2%
Others (individually less than 1%)	1.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Energy Central Fund

Financial Statements

Statement of Assets and Liabilities

	September 30, 2009

Assets
Investment in securities, at value (including securities loaned of $16,003,622) - See accompanying schedule: Unaffiliated issuers (cost $520,542,073)	$ 566,653,092
Fidelity Central Funds (cost $25,394,506)	25,394,506
Total Investments (cost $545,936,579)		$ 592,047,598
Receivable for investments sold		214,314
Receivable for fund shares sold		35,997
Dividends receivable		461,137
Interest receivable		5,972
Distributions receivable from Fidelity Central Funds		20,517
Total assets		592,785,535

Liabilities
Payable to custodian bank	$ 1,094
Payable for fund shares redeemed	423,559
Other payables and accrued expenses	7,968
Collateral on securities loaned, at value	16,415,310
Total liabilities		16,847,931

Net Assets		$ 575,937,604
Net Assets consist of:
Paid in capital		$ 529,827,969
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		46,109,635
Net Assets, for 5,810,373 shares outstanding		$ 575,937,604
Net Asset Value, offering price and redemption price per share ($575,937,604 ÷ 5,810,373 shares)		$ 99.12

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Energy Central Fund
Financial Statements - continued

Statement of Operations

	Year ended September 30, 2009

Investment Income
Dividends		$ 5,374,649
Interest		5,209
Income from Fidelity Central Funds (including $198,355 from security lending)		264,417
Total income		5,644,275

Expenses
Custodian fees and expenses	$ 24,541
Independent directors' compensation	3,511
Interest	94
Miscellaneous	16
Total expenses before reductions	28,162
Expense reductions	(3,645)	24,517
Net investment income (loss)		5,619,758
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(178,418,689)
Foreign currency transactions	(114,799)
Total net realized gain (loss)		(178,533,488)
Change in net unrealized appreciation (depreciation) on: Investment securities	126,926,529
Assets and liabilities in foreign currencies	4,441
Total change in net unrealized appreciation (depreciation)		126,930,970
Net gain (loss)		(51,602,518)
Net increase (decrease) in net assets resulting from operations		$ (45,982,760)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended September 30, 2009	Year ended September 30, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,619,758	$ 6,221,005
Net realized gain (loss)	(178,533,488)	131,040,114
Change in net unrealized appreciation (depreciation)	126,930,970	(278,415,916)
Net increase (decrease) in net assets resulting from operations	(45,982,760)	(141,154,797)
Distributions to partners from net investment income	(5,510,033)	(6,159,006)
Affiliated share transactions Proceeds from sales of shares	119,889,603	22,064,048
Reinvestment of distributions	3,332,937	3,830
Cost of shares redeemed	(64,422,306)	(46,214,945)
Net increase (decrease) in net assets resulting from share transactions	58,800,234	(24,147,067)
Total increase (decrease) in net assets	7,307,441	(171,460,870)

Net Assets
Beginning of period	568,630,163	740,091,033
End of period	$ 575,937,604	$ 568,630,163
Other Information Shares
Sold	1,394,966	153,630
Issued in reinvestment of distributions	38,719	25
Redeemed	(770,373)	(275,359)
Net increase (decrease)	663,312	(121,704)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,

2009

2008

2007

2006 H

Selected Per-Share Data
Net asset value, beginning of period	$ 110.48	$ 140.47	$ 97.16	$ 100.00
Income from Investment Operations
Net investment income (loss) C	.92	1.18	1.22 G	.29
Net realized and unrealized gain (loss)	(11.37)	(29.99)	43.31	(2.85)
Total from investment operations	(10.45)	(28.81)	44.53	(2.56)
Distributions to partners from net investment income	(.91)	(1.18)	(1.22)	(.28)
Net asset value, end of period	$ 99.12	$ 110.48	$ 140.47	$ 97.16
Total Return A, B	(9.19)%	(20.73)%	46.10%	(2.57)%
Ratios to Average Net Assets D, I
Expenses before reductions	.01%	.01%	-% F	-% F
Expenses net of fee waivers, if any	.01%	.01%	-% F	-% F
Expenses net of all reductions	.01%	.01%	-% F	-% F
Net investment income (loss)	1.18%	.80%	1.05% G	.28%
Supplemental Data
Net assets, end of period (000 omitted)	$ 575,938	$ 568,630	$ 740,091	$ 616,182
Portfolio turnover rate E	156%	108%	52%	12% J

A Total returns for periods of less than one year are not annualized.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Investment income per share reflects a special dividend which amounted to $.13 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .94%.

H For the period July 21, 2006 (commencement of operations) to September 30, 2006.

I Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Financials Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2009	Past 1 year	Life of fund A
Fidelity Financials Central Fund	-9.08%	-13.24%

A From July 21, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Financials Central Fund on July 21, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI U.S. Investable Market Financials Index performed over the same period.

Annual Report

Fidelity Financials Central Fund

Management's Discussion of Fund Performance

Market Recap: Global equity markets came almost full circle during the 12 months ending September 30, 2009, recouping large portions of the deep losses suffered in last fall's big sell-off. The failure or near-collapse of several large players in the global financials sector set off a panicky period for investors, ultimately leading to a drying up of credit, scant confidence in the equity markets and a massive flight to quality. Sensing a potential meltdown of the worldwide financial system, governments responded with intervention programs to restore liquidity to the credit markets and stimulate economic growth. In early March, as signs of improvement were emerging, equity markets began to rally sharply. The Standard & Poor's 500SM Index returned -6.91% for the year, the blue-chip Dow Jones Industrial AverageSM returned -7.38% and the technology-laden Nasdaq Composite® Index gained 2.53%. International equities, which had fared worse than their domestic counterparts during the sell-off, outperformed for the year as a whole, with the MSCI® EAFE® Index (Europe, Australasia, Far East) - a measure of developed markets outside the U.S. and Canada - advancing 3.37%, bolstered in large part by a weaker dollar.

Comments from Benjamin Hesse, Portfolio Manager of Fidelity® Financials Central Fund: The fund returned -9.08% for the year, solidly outpacing the -21.93% returned by the MSCI U.S. Investable Market Financials Index. The fund benefited from strong stock selection, particularly in property/casualty insurance and data processing/outsourced services, and positive industry allocations, including an overweighting in investment banking/brokerage. Foreign holdings further aided performance, bolstered in part by favorable currency movements. Stock standouts included Fidelity National Financial, a title insurer that rallied as interest rates fell and mortgage refinancings picked up, and multi-line insurer Genworth Financial, which climbed as the market rally boosted the value of its investment portfolio. In addition, out-of-index holding BM&F BOVESPA, the Brazilian stock and futures exchange, gained from improved trading volumes, and Wachovia, a diversified bank, profited from a takeover bidding war that resulted in its acquisition by a competitor. A small cash position hurt performance during the second half, as did an underweighting and disappointing stock selection in other diversified financial services and investments in some out-of-index names. Detractors included KeyCorp, a Midwestern regional bank that suffered from a poorly executed capital offering, and CIT Group, a specialized finance company whose credit losses were worse than expected. I sold CIT before period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Financials Central Fund

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Charles Schwab Corp.	5.8	0.0
CME Group, Inc.	5.3	3.0
Morgan Stanley	5.1	0.9
McGraw-Hill Companies, Inc.	4.4	0.0
Bank of New York Mellon Corp.	4.3	2.4
Visa, Inc. Class A	3.6	1.3
JPMorgan Chase & Co.	3.7	3.0
Euronet Worldwide, Inc.	3.5	0.0
Genworth Financial, Inc. Class A	2.9	0.0
Bank of America Corp.	2.8	0.4
	41.4
Top Industries (% of fund's net assets)
As of September 30, 2009
Capital Markets 32.8%
Commercial Banks 15.8%
Diversified Financial Services 13.4%
Insurance 12.6%
IT Services 9.0%
All Others* 16.4%

As of March 31, 2009
Capital Markets 27.3%
Insurance 24.6%
Diversified Financial Services 22.5%
Commercial Banks 8.3%
Consumer Finance 3.7%
All Others* 13.6%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Financials Central Fund

Investments September 30, 2009

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
CAPITAL MARKETS - 32.8%
Asset Management & Custody Banks - 13.4%
AllianceBernstein Holding LP	325,900	$ 8,890,552
Bank of New York Mellon Corp.	1,152,895	33,422,426
Bank Sarasin & Co. Ltd. Series B (Reg.)	211,560	8,798,414
EFG International	861,568	15,504,649
Franklin Resources, Inc.	77,765	7,823,159
GLG Partners, Inc.	92,600	373,178
Janus Capital Group, Inc.	181,300	2,570,834
Legg Mason, Inc.	322,067	9,993,739
The Blackstone Group LP	1,122,300	15,936,660
		103,313,611
Diversified Capital Markets - 0.5%
Deutsche Bank AG (NY Shares)	37,200	2,855,844
UBS AG (For. Reg.) (a)	42,807	784,825
		3,640,669
Investment Banking & Brokerage - 18.9%
Broadpoint Gleacher Securities Group, Inc. (a)	1,829,811	15,260,624
Charles Schwab Corp.	2,346,000	44,925,900
Evercore Partners, Inc. Class A	86,822	2,536,939
GFI Group, Inc.	2,032,924	14,698,041
Goldman Sachs Group, Inc.	81,200	14,969,220
Lazard Ltd. Class A	129,300	5,341,383
MF Global Ltd. (a)	1,314,945	9,559,650
Morgan Stanley	1,260,300	38,918,064
		146,209,821
TOTAL CAPITAL MARKETS		253,164,101
COMMERCIAL BANKS - 15.8%
Diversified Banks - 7.5%
Banco Macro SA sponsored ADR (c)	555,656	13,419,092
BBVA Banco Frances SA sponsored ADR (a)	376,720	2,128,468
China Citic Bank Corp. Ltd. Class H	22,754,000	15,002,960
China Merchants Bank Co. Ltd. (H Shares)	2,350,500	5,240,857
Comerica, Inc.	139,100	4,127,097
KB Financial Group, Inc. ADR (a)	16,811	865,262
Mizuho Financial Group, Inc.	1,441,900	2,840,166
U.S. Bancorp, Delaware	276,800	6,050,848
Wells Fargo & Co.	287,600	8,104,568
		57,779,318
Common Stocks - continued
	Shares	Value
COMMERCIAL BANKS - CONTINUED
Regional Banks - 8.3%
Bank of Hawaii Corp.	33,286	$ 1,382,700
Fifth Third Bancorp	224,100	2,270,133
Glacier Bancorp, Inc. (c)	478,817	7,153,526
Huntington Bancshares, Inc.	421,300	1,984,323
KeyCorp	3,079,378	20,015,957
PNC Financial Services Group, Inc.	125,340	6,090,271
SVB Financial Group (a)	186,600	8,074,182
Umpqua Holdings Corp.	442,284	4,688,210
Wintrust Financial Corp.	283,126	7,916,203
Zions Bancorp (c)	252,100	4,530,237
		64,105,742
TOTAL COMMERCIAL BANKS		121,885,060
CONSUMER FINANCE - 0.6%
Consumer Finance - 0.6%
Capital One Financial Corp.	113,413	4,052,246
Promise Co. Ltd. (c)	107,700	585,411
		4,637,657
DIVERSIFIED CONSUMER SERVICES - 0.2%
Specialized Consumer Services - 0.2%
Sotheby's Class A (ltd. vtg.)	71,949	1,239,681
DIVERSIFIED FINANCIAL SERVICES - 13.4%
Other Diversified Financial Services - 6.5%
Bank of America Corp.	1,294,287	21,899,336
JPMorgan Chase & Co.	643,000	28,176,260
		50,075,596
Specialized Finance - 6.9%
BM&F BOVESPA SA	1,026,000	7,583,050
CME Group, Inc.	132,547	40,849,660
JSE Ltd.	96,500	796,618
Moody's Corp.	200,786	4,108,082
		53,337,410
TOTAL DIVERSIFIED FINANCIAL SERVICES		103,413,006
Common Stocks - continued
	Shares	Value
INSURANCE - 12.6%
Insurance Brokers - 1.6%
Aon Corp.	291,600	$ 11,865,204
National Financial Partners Corp.	88,300	769,976
		12,635,180
Life & Health Insurance - 2.5%
Lincoln National Corp.	423,521	10,973,429
Principal Financial Group, Inc.	304,900	8,351,211
		19,324,640
Multi-Line Insurance - 3.7%
Genworth Financial, Inc. Class A	1,879,800	22,463,610
Hartford Financial Services Group, Inc.	212,280	5,625,420
		28,089,030
Property & Casualty Insurance - 2.9%
CNA Financial Corp. (a)	349,936	8,447,455
Fidelity National Financial, Inc. Class A	177,192	2,672,055
XL Capital Ltd. Class A	643,811	11,240,940
		22,360,450
Reinsurance - 1.9%
Everest Re Group Ltd.	91,027	7,983,068
Transatlantic Holdings, Inc.	10,100	506,717
Validus Holdings Ltd.	241,782	6,237,976
		14,727,761
TOTAL INSURANCE		97,137,061
INTERNET SOFTWARE & SERVICES - 1.0%
Internet Software & Services - 1.0%
China Finance Online Co. Ltd. ADR (a)(c)	871,725	7,880,394
IT SERVICES - 9.0%
Data Processing & Outsourced Services - 8.5%
Euronet Worldwide, Inc. (a)	1,113,575	26,759,207
MasterCard, Inc. Class A	18,400	3,719,560
MoneyGram International, Inc. (a)(c)	2,307,681	7,246,118
Visa, Inc. Class A	409,043	28,268,962
		65,993,847
Common Stocks - continued
	Shares	Value
IT SERVICES - CONTINUED
IT Consulting & Other Services - 0.5%
Cognizant Technology Solutions Corp. Class A (a)	59,600	$ 2,304,136
Satyam Computer Services Ltd. sponsored ADR	198,700	1,307,446
		3,611,582
TOTAL IT SERVICES		69,605,429
MEDIA - 4.4%
Publishing - 4.4%
McGraw-Hill Companies, Inc.	1,359,077	34,167,196
PROFESSIONAL SERVICES - 0.4%
Research & Consulting Services - 0.4%
First Advantage Corp. Class A (a)	163,040	3,024,392
REAL ESTATE INVESTMENT TRUSTS - 0.3%
Residential REITs - 0.3%
UDR, Inc.	163,409	2,572,058
REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.7%
Diversified Real Estate Activities - 0.3%
Mitsubishi Estate Co. Ltd.	170,000	2,659,744
Real Estate Development - 2.4%
Central China Real Estate Ltd.	17,875,000	4,682,097
Xinyuan Real Estate Co. Ltd. ADR (a)(c)	2,912,223	13,512,715
		18,194,812
TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		20,854,556
ROAD & RAIL - 2.3%
Trucking - 2.3%
Arkansas Best Corp.	288,626	8,641,462
Dollar Thrifty Automotive Group, Inc. (a)	363,489	8,938,195
		17,579,657
SPECIALTY RETAIL - 0.1%
Home Improvement Retail - 0.1%
Home Depot, Inc.	29,600	788,544
Common Stocks - continued
	Shares	Value
THRIFTS & MORTGAGE FINANCE - 3.1%
Thrifts & Mortgage Finance - 3.1%
Radian Group, Inc.	358,200	$ 3,789,756
Washington Federal, Inc.	1,191,234	20,084,205
Washington Mutual, Inc. (a)	543,828	133,238
		24,007,199
TOTAL COMMON STOCKS (Cost $656,414,814)		761,955,991
Convertible Preferred Stocks - 0.1%

COMMERCIAL BANKS - 0.0%
Regional Banks - 0.0%
UCBH Holdings, Inc. Series B, 8.50%	100	23,890
THRIFTS & MORTGAGE FINANCE - 0.1%
Thrifts & Mortgage Finance - 0.1%
Fannie Mae 8.75%	225,600	527,904
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $585,932)		551,794
Money Market Funds - 2.4%

Fidelity Cash Central Fund, 0.25% (d)	5,934,589	5,934,589
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(d)	12,587,825	12,587,825
TOTAL MONEY MARKET FUNDS (Cost $18,522,414)		18,522,414
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $675,523,160)		781,030,199
NET OTHER ASSETS - (1.2)%		(8,986,775)
NET ASSETS - 100%		$ 772,043,424
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 167,152
Fidelity Securities Lending Cash Central Fund	4,146,070
Total	$ 4,313,222
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
First Advantage Corp. Class A	$ -	$ 8,163,531	$ 7,862,486	$ -	$ -
Total	$ -	$ 8,163,531	$ 7,862,486	$ -	$ -
Other Information

The following is a summary of the inputs used, as of September 30, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 36,195,421	$ 36,195,421	$ -	$ -
Financials	628,222,492	620,800,552	7,421,940	-
Industrials	20,604,049	20,604,049	-	-
Information Technology	77,485,823	77,485,823	-	-
Money Market Funds	18,522,414	18,522,414	-	-
Total Investments in Securities:	$ 781,030,199	$ 773,608,259	$ 7,421,940	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	82.5%
Bermuda	3.7%
China	3.6%
Switzerland	3.2%
Cayman Islands	2.4%
Argentina	2.0%
Brazil	1.0%
Others (individually less than 1%)	1.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Financials Central Fund

Financial Statements

Statement of Assets and Liabilities

	September 30, 2009

Assets
Investment in securities, at value (including securities loaned of $12,390,908) - See accompanying schedule: Unaffiliated issuers (cost $657,000,746)	$ 762,507,785
Fidelity Central Funds (cost $18,522,414)	18,522,414
Total Investments (cost $675,523,160)		$ 781,030,199
Foreign currency held at value (cost $26)		26
Receivable for investments sold		23,618,454
Receivable for fund shares sold		1,462,472
Dividends receivable		208,265
Distributions receivable from Fidelity Central Funds		31,046
Total assets		806,350,462

Liabilities
Payable to custodian bank	$ 2
Payable for investments purchased	21,116,825
Payable for fund shares redeemed	580,644
Other payables and accrued expenses	21,742
Collateral on securities loaned, at value	12,587,825
Total liabilities		34,307,038

Net Assets		$ 772,043,424
Net Assets consist of:
Paid in capital		$ 666,529,821
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		105,513,603
Net Assets, for 13,267,091 shares outstanding		$ 772,043,424
Net Asset Value, offering price and redemption price per share ($772,043,424 ÷ 13,267,091 shares)		$ 58.19

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Financials Central Fund
Financial Statements - continued

Statement of Operations

	Year ended September 30, 2009

Investment Income
Dividends		$ 13,543,216
Interest		1,802
Income from Fidelity Central Funds (including $4,146,070 from security lending)		4,313,222
Total income		17,858,240

Expenses
Custodian fees and expenses	$ 76,826
Independent directors' compensation	4,438
Interest	3,191
Miscellaneous	16
Total expenses before reductions	84,471
Expense reductions	(4,728)	79,743
Net investment income (loss)		17,778,497
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(287,398,896)
Other affiliated issuers	1,842,279
Investment not meeting investment restrictions	(2,933)
Foreign currency transactions	162,731
Payment from investment advisor for loss on investment not meeting investment restrictions	2,933
Total net realized gain (loss)		(285,393,886)
Change in net unrealized appreciation (depreciation) on: Investment securities	183,478,039
Assets and liabilities in foreign currencies	7,142
Total change in net unrealized appreciation (depreciation)		183,485,181
Net gain (loss)		(101,908,705)
Net increase (decrease) in net assets resulting from operations		$ (84,130,208)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended September 30, 2009	Year ended September 30, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 17,778,497	$ 31,059,470
Net realized gain (loss)	(285,393,886)	(311,212,521)
Change in net unrealized appreciation (depreciation)	183,485,181	(235,491,814)
Net increase (decrease) in net assets resulting from operations	(84,130,208)	(515,644,865)
Distributions to partners from net investment income	(16,689,131)	(32,890,411)
Affiliated share transactions Proceeds from sales of shares	90,963,476	45,410,729
Reinvestment of distributions	16,688,937	11,219,440
Cost of shares redeemed	(63,896,558)	(3,898,602)
Net increase (decrease) in net assets resulting from share transactions	43,755,855	52,731,567
Total increase (decrease) in net assets	(57,063,484)	(495,803,709)

Net Assets
Beginning of period	829,106,908	1,324,910,617
End of period	$ 772,043,424	$ 829,106,908
Other Information Shares
Sold	1,675,102	523,609
Issued in reinvestment of distributions	381,328	161,714
Redeemed	(1,377,349)	(48,595)
Net increase (decrease)	679,081	636,728

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,

2009

2008

2007

2006 G

Selected Per-Share Data
Net asset value, beginning of period	$ 65.86	$ 110.86	$ 107.96	$ 100.00
Income from Investment Operations
Net investment income (loss) C	1.34	2.54	2.56	.47
Net realized and unrealized gain (loss)	(7.75)	(44.85)	2.87	7.95
Total from investment operations	(6.41)	(42.31)	5.43	8.42
Distributions to partners from net investment income	(1.26)	(2.69)	(2.53)	(.46)
Net asset value, end of period	$ 58.19	$ 65.86	$ 110.86	$ 107.96
Total Return A, B	(9.08)%	(38.65)%	5.01%	8.43%
Ratios to Average Net Assets D, H
Expenses before reductions	.01%	-% F	-% F	-% F
Expenses net of fee waivers, if any	.01%	-% F	-% F	-% F
Expenses net of all reductions	.01%	-% F	-% F	-% F
Net investment income (loss)	2.91%	2.96%	2.25%	.45%
Supplemental Data
Net assets, end of period (000 omitted)	$ 772,043	$ 829,107	$ 1,324,911	$ 1,531,468
Portfolio turnover rate E	308%	53%	35%	4% I

A Total returns for periods of less than one year are not annualized.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G For the period July 21, 2006 (commencement of operations) to September 30, 2006.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Health Care Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2009	Past 1 year	Life of fund A
Fidelity Health Care Central Fund	2.81%	1.58%

A From July 21, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Health Care Central Fund on July 21, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI U.S. Investable Market Health Care Index performed over the same period.

Annual Report

Fidelity Health Care Central Fund

Management's Discussion of Fund Performance

Market Recap: Global equity markets came almost full circle during the 12 months ending September 30, 2009, recouping large portions of the deep losses suffered in last fall's big sell-off. The failure or near-collapse of several large players in the global financials sector set off a panicky period for investors, ultimately leading to a drying up of credit, scant confidence in the equity markets and a massive flight to quality. Sensing a potential meltdown of the worldwide financial system, governments responded with intervention programs to restore liquidity to the credit markets and stimulate economic growth. In early March, as signs of improvement were emerging, equity markets began to rally sharply. The Standard & Poor's 500SM Index returned -6.91% for the year, the blue-chip Dow Jones Industrial AverageSM returned -7.38% and the technology-laden Nasdaq Composite® Index gained 2.53%. International equities, which had fared worse than their domestic counterparts during the sell-off, outperformed for the year as a whole, with the MSCI® EAFE® Index (Europe, Australasia, Far East) - a measure of developed markets outside the U.S. and Canada - advancing 3.37%, bolstered in large part by a weaker dollar.

Comments from Edward Yoon, Portfolio Manager of Fidelity® Health Care Central Fund: For the year ending September 30, 2009, the fund returned 2.81%, solidly outperforming both the MSCI U.S. Investable Market Health Care Index, which returned -2.71%, and the S&P 500®. The fund benefited the most from good stock picking in pharmaceuticals and managed health care, but these positives were partially offset by underweightings in these industries. In health care services, biotechnology and health care technology, strong security and market selection helped. However, an overweighting in health care equipment and out-of-index investments in fertilizers and agricultural chemicals hurt. Within pharmaceuticals, our positioning in Wyeth and Schering-Plough, which were acquired, and underweightings in Abbott Laboratories and Eli Lilly, which lost ground, all boosted relative performance. Our overweightings in Genentech, a biotechnology firm that also was acquired, and in pharmacy benefits manager Medco Health Solutions contributed to results as well. In contrast, an overweighting in Covidien (health care equipment), and out-of-index investments in Alcon (eye-care products) and Mosaic (fertilizers) detracted from performance, as these stocks declined more than the MSCI index. We sold our stake in Thermo Fisher Scientific (laboratory equipment) at an unfavorable time, which reduced returns. Some other stocks mentioned in this discussion also were sold by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Health Care Central Fund

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Pfizer, Inc.	7.6	3.4
Covidien PLC	5.8	3.5
Medco Health Solutions, Inc.	5.3	6.0
Allergan, Inc.	5.0	4.8
Merck & Co., Inc.	3.9	4.9
Express Scripts, Inc.	3.7	2.6
Illumina, Inc.	3.4	2.3
Biogen Idec, Inc.	3.1	3.0
Amgen, Inc.	2.7	2.9
C. R. Bard, Inc.	2.2	1.8
	42.7
Top Industries (% of fund's net assets)
As of September 30, 2009
Pharmaceuticals 25.5%
Health Care Equipment & Supplies 21.0%
Health Care Providers & Services 20.2%
Biotechnology 14.0%
Life Sciences Tools & Services 10.3%
All Others* 9.0%

As of March 31, 2009
Pharmaceuticals 34.0%
Health Care Equipment & Supplies 18.3%
Health Care Providers & Services 16.6%
Biotechnology 16.3%
Life Sciences Tools & Services 8.0%
All Others* 6.8%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Health Care Central Fund

Investments September 30, 2009

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
BIOTECHNOLOGY - 14.0%
Biotechnology - 14.0%
Affymax, Inc. (a)	62,200	$ 1,485,958
Alexion Pharmaceuticals, Inc. (a)	123,184	5,486,615
Alnylam Pharmaceuticals, Inc. (a)	72,063	1,634,389
Amgen, Inc. (a)	298,847	17,999,555
Biogen Idec, Inc. (a)	405,701	20,496,015
BioMarin Pharmaceutical, Inc. (a)	312,971	5,658,516
Dendreon Corp. (a)	61,700	1,726,983
Genzyme Corp. (a)	168,113	9,537,050
Gilead Sciences, Inc. (a)	134,524	6,266,128
Human Genome Sciences, Inc. (a)	34,900	656,818
ImmunoGen, Inc. (a)	11,000	89,210
Micromet, Inc. (a)	82,961	552,520
Momenta Pharmaceuticals, Inc. (a)	89,190	946,306
Myriad Genetics, Inc. (a)	111,555	3,056,607
OncoGenex Pharmaceuticals, Inc. (a)	10,614	382,104
OSI Pharmaceuticals, Inc. (a)	106,300	3,752,390
Protalix BioTherapeutics, Inc. (a)	100,155	827,280
Targacept, Inc. (a)	99,580	2,128,025
Theravance, Inc. (a)	131,826	1,929,933
United Therapeutics Corp. (a)	192,600	9,435,474
		94,047,876
CHEMICALS - 0.9%
Fertilizers & Agricultural Chemicals - 0.9%
Monsanto Co.	75,900	5,874,660
DIVERSIFIED CONSUMER SERVICES - 0.5%
Specialized Consumer Services - 0.5%
Carriage Services, Inc. (a)	413,100	1,611,090
Stewart Enterprises, Inc. Class A	299,120	1,564,398
		3,175,488
ELECTRONIC EQUIPMENT & COMPONENTS - 1.9%
Electronic Equipment & Instruments - 1.9%
Agilent Technologies, Inc. (a)	469,600	13,068,968
FOOD & STAPLES RETAILING - 1.6%
Drug Retail - 1.6%
CVS Caremark Corp.	175,442	6,270,297
Walgreen Co.	119,300	4,470,171
		10,740,468
Common Stocks - continued
	Shares	Value
HEALTH CARE EQUIPMENT & SUPPLIES - 21.0%
Health Care Equipment - 17.7%
Abiomed, Inc. (a)	257,939	$ 2,504,588
Baxter International, Inc.	199,265	11,360,098
Beckman Coulter, Inc.	51,900	3,577,986
Boston Scientific Corp. (a)	423,338	4,483,149
C. R. Bard, Inc.	186,062	14,626,334
Conceptus, Inc. (a)	183,886	3,409,246
Covidien PLC	902,792	39,054,782
Edwards Lifesciences Corp. (a)	132,003	9,228,330
Electro-Optical Sciences, Inc. warrants 8/2/12 (a)(f)	18,650	99,682
ev3, Inc. (a)	355,443	4,375,503
HeartWare International, Inc. (a)(f)	45,455	1,226,876
HeartWare International, Inc. CDI (a)	1,078,883	913,719
Micrus Endovascular Corp. (a)	245,370	3,177,542
Nobel Biocare Holding AG (Switzerland)	111,531	3,691,333
NuVasive, Inc. (a)(c)	111,900	4,672,944
Orthofix International NV (a)	61,138	1,796,846
St. Jude Medical, Inc. (a)	99,656	3,887,581
William Demant Holding AS (a)	24,778	1,841,162
Wright Medical Group, Inc. (a)	305,098	5,449,050
		119,376,751
Health Care Supplies - 3.3%
Cooper Companies, Inc.	247,906	7,370,245
InfuSystems Holdings, Inc. (a)	539,000	1,158,850
Inverness Medical Innovations, Inc. (a)	282,300	10,933,479
Quidel Corp. (a)	49,800	808,254
RTI Biologics, Inc. (a)	410,100	1,783,935
		22,054,763
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		141,431,514
HEALTH CARE PROVIDERS & SERVICES - 20.2%
Health Care Distributors & Services - 2.0%
Henry Schein, Inc. (a)	172,000	9,444,520
Profarma Distribuidora de Produtos Farmaceuticos SA (a)	298,500	2,654,494
Sinopharm Group Co. Ltd. Class H	431,600	1,093,758
		13,192,772
Health Care Facilities - 2.7%
Emeritus Corp. (a)	95,788	2,102,547
Hanger Orthopedic Group, Inc. (a)	253,177	3,511,565
Health Management Associates, Inc. Class A (a)	770,600	5,771,794
Common Stocks - continued
	Shares	Value
HEALTH CARE PROVIDERS & SERVICES - CONTINUED
Health Care Facilities - continued
Sunrise Senior Living, Inc. (a)	310,702	$ 941,427
Universal Health Services, Inc. Class B	90,800	5,623,244
		17,950,577
Health Care Services - 10.5%
Clarient, Inc. (a)	234,700	988,087
Express Scripts, Inc. (a)	322,265	25,001,319
Fresenius Medical Care AG & Co. KGaA sponsored ADR	67,700	3,367,398
Genoptix, Inc. (a)	36,300	1,262,514
Health Grades, Inc. (a)	486,546	2,408,403
LHC Group, Inc. (a)	68,000	2,035,240
Medco Health Solutions, Inc. (a)	645,074	35,679,043
		70,742,004
Managed Health Care - 5.0%
Aetna, Inc.	273,467	7,610,587
CIGNA Corp.	373,500	10,491,615
Health Net, Inc. (a)	208,900	3,217,060
Humana, Inc. (a)	173,961	6,488,745
UnitedHealth Group, Inc.	129,445	3,241,303
WellPoint, Inc. (a)	62,100	2,941,056
		33,990,366
TOTAL HEALTH CARE PROVIDERS & SERVICES		135,875,719
HEALTH CARE TECHNOLOGY - 1.8%
Health Care Technology - 1.8%
Allscripts-Misys Healthcare Solutions, Inc.	159,935	3,241,882
Cerner Corp. (a)	101,567	7,597,212
MedAssets, Inc. (a)	50,700	1,144,299
		11,983,393
INTERNET SOFTWARE & SERVICES - 0.4%
Internet Software & Services - 0.4%
WebMD Health Corp. Class A (a)	76,975	2,549,412
LIFE SCIENCES TOOLS & SERVICES - 10.3%
Life Sciences Tools & Services - 10.3%
Bruker BioSciences Corp. (a)	197,484	2,107,154
Covance, Inc. (a)	24,800	1,342,920
Dionex Corp. (a)	24,900	1,617,753
ICON PLC sponsored ADR (a)	78,900	1,932,261
Common Stocks - continued
	Shares	Value
LIFE SCIENCES TOOLS & SERVICES - CONTINUED
Life Sciences Tools & Services - continued
Illumina, Inc. (a)	534,490	$ 22,715,825
Life Technologies Corp. (a)	311,400	14,495,670
PerkinElmer, Inc.	236,000	4,540,640
QIAGEN NV (a)(c)	633,901	13,489,413
Waters Corp. (a)	124,194	6,937,477
		69,179,113
PHARMACEUTICALS - 25.3%
Pharmaceuticals - 25.3%
Abbott Laboratories	99,082	4,901,587
Allergan, Inc.	592,228	33,614,861
Ardea Biosciences, Inc. (a)	106,800	1,956,576
Auxilium Pharmaceuticals, Inc. (a)	34,200	1,169,982
Cadence Pharmaceuticals, Inc. (a)	225,209	2,490,812
Cardiome Pharma Corp. (a)	257,400	1,120,489
Hikma Pharmaceuticals PLC	173,858	1,303,048
King Pharmaceuticals, Inc. (a)	695,300	7,488,381
MAP Pharmaceuticals, Inc. (a)	2,000	20,920
Merck & Co., Inc.	821,770	25,992,585
Optimer Pharmaceuticals, Inc. (a)	135,933	1,839,173
Pfizer, Inc.	3,063,507	50,701,038
Piramal Healthcare Ltd.	124,790	1,002,294
Pronova BioPharma ASA (a)	411,900	1,247,901
Roche Holding AG (participation certificate)	37,710	6,094,876
Shire PLC sponsored ADR	216,500	11,320,785
Teva Pharmaceutical Industries Ltd. sponsored ADR	134,629	6,806,842
ViroPharma, Inc. (a)	373,521	3,593,272
Warner Chilcott PLC (a)	223,195	4,825,476
XenoPort, Inc. (a)	103,651	2,200,511
		169,691,409
TOTAL COMMON STOCKS (Cost $581,141,429)		657,618,020
Nonconvertible Bonds - 0.2%

PHARMACEUTICALS - 0.2%
Pharmaceuticals - 0.2%
Elan Finance PLC/Elan Finance Corp. 4.44% 11/15/11 (d) (Cost $1,377,330)	1,721,000	1,660,765
Money Market Funds - 3.9%
	Shares	Value
Fidelity Cash Central Fund, 0.25% (e)	10,463,307	$ 10,463,307
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(e)	15,479,950	15,479,950
TOTAL MONEY MARKET FUNDS (Cost $25,943,257)		25,943,257
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $608,462,016)		685,222,042
NET OTHER ASSETS - (2.0)%		(13,628,134)
NET ASSETS - 100%		$ 671,593,908
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.
(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,326,558 or 0.2% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Electro-Optical Sciences, Inc. warrants 8/2/12	8/1/07	$ 19
HeartWare International, Inc.	8/10/09	$ 1,000,010
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 122,424
Fidelity Securities Lending Cash Central Fund	143,965
Total	$ 266,389
Other Information

The following is a summary of the inputs used, as of September 30, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 3,175,488	$ 3,175,488	$ -	$ -
Consumer Staples	10,740,468	10,740,468	-	-
Health Care	622,209,024	620,882,466	1,326,558	-
Information Technology	15,618,380	15,618,380	-	-
Materials	5,874,660	5,874,660	-	-
Corporate Bonds	1,660,765	-	1,660,765	-
Money Market Funds	25,943,257	25,943,257	-	-
Total Investments in Securities:	$ 685,222,042	$ 682,234,719	$ 2,987,323	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	84.8%
Ireland	7.0%
Netherlands	2.0%
United Kingdom	1.9%
Switzerland	1.4%
Israel	1.0%
Others (individually less than 1%)	1.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Health Care Central Fund

Financial Statements

Statement of Assets and Liabilities

	September 30, 2009

Assets
Investment in securities, at value (including securities loaned of $15,416,624) - See accompanying schedule: Unaffiliated issuers (cost $582,518,759)	$ 659,278,785
Fidelity Central Funds (cost $25,943,257)	25,943,257
Total Investments (cost $608,462,016)		$ 685,222,042
Cash		46,250
Foreign currency held at value (cost $3)		3
Receivable for investments sold		9,028,059
Receivable for fund shares sold		133,549
Dividends receivable		566,343
Interest receivable		9,552
Distributions receivable from Fidelity Central Funds		3,725
Other receivables		62,230
Total assets		695,071,753

Liabilities
Payable for investments purchased	$ 7,493,186
Payable for fund shares redeemed	490,053
Other payables and accrued expenses	14,656
Collateral on securities loaned, at value	15,479,950
Total liabilities		23,477,845

Net Assets		$ 671,593,908
Net Assets consist of:
Paid in capital		$ 594,833,992
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		76,759,916
Net Assets, for 6,649,446 shares outstanding		$ 671,593,908
Net Asset Value, offering price and redemption price per share ($671,593,908 ÷ 6,649,446 shares)		$ 101.00

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Health Care Central Fund
Financial Statements - continued

Statement of Operations

	Year ended September 30, 2009

Investment Income
Dividends		$ 7,585,995
Interest		235,307
Income from Fidelity Central Funds (including $143,965 from security lending)		266,389
Total income		8,087,691

Expenses
Custodian fees and expenses	$ 63,822
Independent directors' compensation	4,288
Miscellaneous	16
Total expenses before reductions	68,126
Expense reductions	(4,507)	63,619
Net investment income (loss)		8,024,072
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(87,985,715)
Foreign currency transactions	(97,572)
Total net realized gain (loss)		(88,083,287)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $8,453)	95,144,229
Assets and liabilities in foreign currencies	9,841
Total change in net unrealized appreciation (depreciation)		95,154,070
Net gain (loss)		7,070,783
Net increase (decrease) in net assets resulting from operations		$ 15,094,855

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended September 30, 2009	Year ended September 30, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 8,024,072	$ 7,574,760
Net realized gain (loss)	(88,083,287)	(7,035,174)
Change in net unrealized appreciation (depreciation)	95,154,070	(128,360,833)
Net increase (decrease) in net assets resulting from operations	15,094,855	(127,821,247)
Distributions to partners from net investment income	(8,013,779)	(7,538,792)
Affiliated share transactions Proceeds from sales of shares	60,726,264	22,144,127
Reinvestment of distributions	8,013,689	2,802,162
Cost of shares redeemed	(72,400,239)	(21,514,742)
Net increase (decrease) in net assets resulting from share transactions	(3,660,286)	3,431,547
Total increase (decrease) in net assets	3,420,790	(131,928,492)

Net Assets
Beginning of period	668,173,118	800,101,610
End of period	$ 671,593,908	$ 668,173,118
Other Information Shares
Sold	682,954	195,831
Issued in reinvestment of distributions	96,654	26,414
Redeemed	(838,148)	(201,483)
Net increase (decrease)	(58,540)	20,762

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,

2009

2008

2007

2006 G

Selected Per-Share Data
Net asset value, beginning of period	$ 99.61	$ 119.65	$ 106.16	$ 100.00
Income from Investment Operations
Net investment income (loss) C	1.15	1.13	1.41	.35
Net realized and unrealized gain (loss)	1.39	(20.05)	13.52	6.15
Total from investment operations	2.54	(18.92)	14.93	6.50
Distributions to partners from net investment income	(1.15)	(1.12)	(1.44)	(.34)
Net asset value, end of period	$ 101.00	$ 99.61	$ 119.65	$ 106.16
Total Return A, B	2.81%	(15.90)%	14.18%	6.50%
Ratios to Average Net Assets D, H
Expenses before reductions	.01%	.01%	.01%	-% F
Expenses net of fee waivers, if any	.01%	.01%	.01%	-% F
Expenses net of all reductions	.01%	.01%	.01%	-% F
Net investment income (loss)	1.36%	1.01%	1.26%	.34%
Supplemental Data
Net assets, end of period (000 omitted)	$ 671,594	$ 668,173	$ 800,102	$ 860,466
Portfolio turnover rate E	185%	137%	113%	27% I

A Total returns for periods of less than one year are not annualized.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G For the period July 21, 2006 (commencement of operations) to September 30, 2006.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Industrials Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2009	Past 1 year	Life of fund A
Fidelity Industrials Central Fund	-1.60%	2.29%

A From July 21, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Industrials Central Fund on July 21, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI U.S. Investable Market Industrials Index performed over the same period.

Fidelity Industrials Central Fund
MSCI U.S. Investable Market Industrials Index
14,500
12,000
10,000
9,000
8,000
7,000
6,000
$5,600
$10,752
$8,992
2007
2008
2009

Annual Report

Fidelity Industrials Central Fund

Management's Discussion of Fund Performance

Market Recap: Global equity markets came almost full circle during the 12 months ending September 30, 2009, recouping large portions of the deep losses suffered in last fall's big sell-off. The failure or near-collapse of several large players in the global financials sector set off a panicky period for investors, ultimately leading to a drying up of credit, scant confidence in the equity markets and a massive flight to quality. Sensing a potential meltdown of the worldwide financial system, governments responded with intervention programs to restore liquidity to the credit markets and stimulate economic growth. In early March, as signs of improvement were emerging, equity markets began to rally sharply. The Standard & Poor's 500SM Index returned -6.91% for the year, the blue-chip Dow Jones Industrial AverageSM returned -7.38% and the technology-laden Nasdaq Composite® Index gained 2.53%. International equities, which had fared worse than their domestic counterparts during the sell-off, outperformed for the year as a whole, with the MSCI® EAFE® Index (Europe, Australasia, Far East) - a measure of developed markets outside the U.S. and Canada - advancing 3.37%, bolstered in large part by a weaker dollar.

Comments from Tobias Welo, Portfolio Manager of Fidelity® Industrials Central Fund: During the past year, the fund returned -1.60%, handily beating the S&P 500® and the -12.00% return of the MSCI U.S. Investable Market Industrials Index. Versus the MSCI index, the fund was aided by a sizable underweighting and rewarding stock picking in industrial conglomerates. Favorable stock selection and a small underweighting in aerospace and defense further bolstered our results, as did a small cash position. Our underexposure to index heavyweight General Electric made that stock our top contributor by far. GE's share price stumbled badly during the market plunge near the end of 2008 and early in 2009. An out-of-benchmark stake in Goodyear Tire & Rubber was aided by pent-up demand triggered by the bankruptcy filings of Chrysler and General Motors. Another contributor was Cummins, a maker of engines for heavy trucks. Underweighting weak-performing index component United Parcel Service helped as well. Conversely, an out-of-index stake in auto parts and equipment detracted, as did unrewarding selection in heavy electrical equipment, a negative factor that was largely offset by overweighting that strong-performing group. At the stock level, underweighting conglomerate 3M hurt. An out-of-index position in Johnson Controls, a maker of auto interiors, further hampered results. Additionally, our stake in wind-power company Vestas Wind Systems, based in Denmark, declined sharply during the first half of the period. The fund did not hold Vestas - or any other stock in the heavy electrical equipment group - at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Industrials Central Fund

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
United Technologies Corp.	6.4	6.7
Union Pacific Corp.	4.5	5.2
3M Co.	4.3	2.8
Honeywell International, Inc.	3.9	5.0
General Electric Co.	3.5	8.3
Ingersoll-Rand Co. Ltd.	3.2	0.5
Danaher Corp.	3.0	4.1
Cummins, Inc.	2.9	2.9
Precision Castparts Corp.	2.7	1.5
Masco Corp.	2.4	1.7
	36.8
Top Industries (% of fund's net assets)
As of September 30, 2009
Aerospace & Defense 18.5%
Machinery 17.0%
Road & Rail 13.4%
Industrial Conglomerates 11.6%
Electrical Equipment 7.3%
All Others* 32.2%

As of March 31, 2009
Aerospace & Defense 22.3%
Machinery 17.1%
Industrial Conglomerates 15.3%
Road & Rail 12.0%
Electrical Equipment 10.7%
All Others* 22.6%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Industrials Central Fund

Investments September 30, 2009

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
AEROSPACE & DEFENSE - 18.5%
Aerospace & Defense - 18.5%
Alliant Techsystems, Inc. (a)	33,800	$ 2,631,330
BE Aerospace, Inc. (a)	244,400	4,922,216
Honeywell International, Inc.	634,170	23,559,416
Lockheed Martin Corp.	161,300	12,594,304
Precision Castparts Corp.	155,800	15,871,346
Raytheon Co.	196,875	9,444,094
Spirit AeroSystems Holdings, Inc. Class A (a)	199,600	3,604,776
United Technologies Corp.	633,500	38,599,155
		111,226,637
AIR FREIGHT & LOGISTICS - 3.5%
Air Freight & Logistics - 3.5%
FedEx Corp.	181,400	13,644,908
United Parcel Service, Inc. Class B	133,600	7,544,392
		21,189,300
AUTO COMPONENTS - 5.3%
Auto Parts & Equipment - 3.5%
BorgWarner, Inc. (c)	159,600	4,829,496
Exide Technologies (a)	357,756	2,851,315
Johnson Controls, Inc.	455,500	11,642,580
WABCO Holdings, Inc.	75,700	1,589,700
		20,913,091
Tires & Rubber - 1.8%
Nokian Tyres PLC	52,200	1,216,801
The Goodyear Tire & Rubber Co. (a)	579,269	9,864,951
		11,081,752
TOTAL AUTO COMPONENTS		31,994,843
BEVERAGES - 0.3%
Soft Drinks - 0.3%
Heckmann Corp. (a)	390,300	1,787,574
BUILDING PRODUCTS - 3.8%
Building Products - 3.8%
Armstrong World Industries, Inc. (a)	46,000	1,585,160
Masco Corp.	1,116,800	14,429,056
Owens Corning (a)	311,880	7,001,706
		23,015,922
Common Stocks - continued
	Shares	Value
CHEMICALS - 1.0%
Specialty Chemicals - 1.0%
W.R. Grace & Co. (a)	276,600	$ 6,013,284
COMMERCIAL SERVICES & SUPPLIES - 5.5%
Commercial Printing - 1.2%
R.R. Donnelley & Sons Co.	345,200	7,338,952
Diversified Support Services - 0.9%
Cintas Corp.	178,100	5,398,211
Environmental & Facility Services - 2.1%
Casella Waste Systems, Inc. Class A (a)	660,113	1,940,732
Clean Harbors, Inc. (a)	60,300	3,392,478
Republic Services, Inc.	280,066	7,441,354
		12,774,564
Office Services & Supplies - 0.6%
United Stationers, Inc. (a)	68,900	3,280,329
Security & Alarm Services - 0.7%
The Brink's Co.	152,600	4,106,466
TOTAL COMMERCIAL SERVICES & SUPPLIES		32,898,522
CONSTRUCTION & ENGINEERING - 0.2%
Construction & Engineering - 0.2%
Chicago Bridge & Iron Co. NV (NY Shares)	78,100	1,458,908
DIVERSIFIED CONSUMER SERVICES - 0.3%
Specialized Consumer Services - 0.3%
Brinks Home Security Holdings, Inc. (a)	58,201	1,792,009
ELECTRICAL EQUIPMENT - 7.3%
Electrical Components & Equipment - 7.3%
Acuity Brands, Inc. (c)	144,500	4,654,345
AMETEK, Inc.	277,750	9,696,253
Cooper Industries PLC Class A	182,200	6,845,254
Ener1, Inc. (a)(c)	241,848	1,673,588
First Solar, Inc. (a)	20,900	3,194,774
General Cable Corp. (a)	57,200	2,239,380
Regal-Beloit Corp.	145,937	6,670,780
Rockwell Automation, Inc.	171,300	7,297,380
SunPower Corp. Class B (a)	53,900	1,359,897
		43,631,651
Common Stocks - continued
	Shares	Value
ELECTRONIC EQUIPMENT & COMPONENTS - 1.8%
Electronic Components - 0.1%
CPI International, Inc. (a)	52,497	$ 587,441
Electronic Equipment & Instruments - 1.2%
FLIR Systems, Inc. (a)	130,820	3,659,035
Itron, Inc. (a)	52,800	3,386,592
		7,045,627
Electronic Manufacturing Services - 0.5%
Tyco Electronics Ltd.	139,959	3,118,287
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		10,751,355
HOUSEHOLD DURABLES - 1.8%
Homebuilding - 0.3%
Pulte Homes, Inc.	152,100	1,671,579
Household Appliances - 1.5%
Black & Decker Corp.	191,400	8,859,906
TOTAL HOUSEHOLD DURABLES		10,531,485
INDUSTRIAL CONGLOMERATES - 11.6%
Industrial Conglomerates - 11.6%
3M Co.	353,400	26,080,920
Carlisle Companies, Inc.	93,200	3,160,412
General Electric Co.	1,269,929	20,852,234
Koninklijke Philips Electronics NV	65,700	1,602,624
Textron, Inc.	419,700	7,965,906
Tyco International Ltd.	296,775	10,232,802
		69,894,898
MACHINERY - 17.0%
Construction & Farm Machinery & Heavy Trucks - 8.7%
Cummins, Inc.	382,118	17,122,708
Deere & Co.	233,700	10,030,404
Manitowoc Co., Inc.	65,100	616,497
Navistar International Corp. (a)	227,200	8,501,824
PACCAR, Inc.	357,500	13,481,325
Toro Co. (c)	67,229	2,673,697
		52,426,455
Industrial Machinery - 8.3%
Actuant Corp. Class A	104,100	1,671,846
Altra Holdings, Inc. (a)	290,279	3,248,222
Common Stocks - continued
	Shares	Value
MACHINERY - CONTINUED
Industrial Machinery - continued
Blount International, Inc. (a)	169,000	$ 1,600,430
Danaher Corp.	264,500	17,806,140
EnPro Industries, Inc. (a)	26,200	598,932
Ingersoll-Rand Co. Ltd.	628,500	19,276,095
Parker Hannifin Corp.	81,300	4,214,592
Timken Co.	52,500	1,230,075
		49,646,332
TOTAL MACHINERY		102,072,787
MARINE - 0.3%
Marine - 0.3%
Ultrapetrol (Bahamas) Ltd. (a)	370,579	1,823,249
OIL, GAS & CONSUMABLE FUELS - 0.4%
Coal & Consumable Fuels - 0.4%
Alpha Natural Resources, Inc. (a)	53,500	1,877,850
Arch Coal, Inc.	29,900	661,687
		2,539,537
PROFESSIONAL SERVICES - 2.1%
Human Resource & Employment Services - 1.3%
Manpower, Inc.	132,033	7,487,591
Research & Consulting Services - 0.8%
Equifax, Inc.	169,300	4,933,402
TOTAL PROFESSIONAL SERVICES		12,420,993
ROAD & RAIL - 13.4%
Railroads - 8.9%
CSX Corp.	288,939	12,094,987
Genesee & Wyoming, Inc. Class A (a)	88,700	2,689,384
Norfolk Southern Corp.	271,100	11,687,121
Union Pacific Corp.	463,300	27,033,555
		53,505,047
Trucking - 4.5%
Arkansas Best Corp.	96,800	2,898,192
Avis Budget Group, Inc. (a)	508,640	6,795,430
Con-way, Inc.	94,200	3,609,744
Hertz Global Holdings, Inc. (a)(c)	433,500	4,694,805
Common Stocks - continued
	Shares	Value
ROAD & RAIL - CONTINUED
Trucking - continued
Ryder System, Inc.	193,100	$ 7,542,486
Saia, Inc. (a)	114,484	1,840,903
		27,381,560
TOTAL ROAD & RAIL		80,886,607
SOFTWARE - 0.5%
Application Software - 0.5%
Solera Holdings, Inc.	104,800	3,260,328
TRADING COMPANIES & DISTRIBUTORS - 3.7%
Trading Companies & Distributors - 3.7%
Fastenal Co. (c)	139,200	5,387,040
Interline Brands, Inc. (a)	269,009	4,532,802
Rush Enterprises, Inc. Class A (a)	749,493	9,683,450
United Rentals, Inc. (a)	230,200	2,371,060
		21,974,352
TRANSPORTATION INFRASTRUCTURE - 0.2%
Marine Ports & Services - 0.2%
Aegean Marine Petroleum Network, Inc.	62,300	1,401,750
TOTAL COMMON STOCKS (Cost $551,499,222)		592,565,991
Money Market Funds - 3.9%

Fidelity Cash Central Fund, 0.25% (d)	8,257,598	8,257,598
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(d)	14,929,939	14,929,939
TOTAL MONEY MARKET FUNDS (Cost $23,187,537)		23,187,537
TOTAL INVESTMENT PORTFOLIO - 102.4% (Cost $574,686,759)		615,753,528
NET OTHER ASSETS - (2.4)%		(14,163,354)
NET ASSETS - 100%		$ 601,590,174
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 126,007
Fidelity Securities Lending Cash Central Fund	237,077
Total	$ 363,084
Other Information

The following is a summary of the inputs used, as of September 30, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 44,318,337	$ 44,318,337	$ -	$ -
Consumer Staples	1,787,574	1,787,574	-	-
Energy	2,539,537	2,539,537	-	-
Industrials	523,895,576	522,292,952	1,602,624	-
Information Technology	14,011,683	14,011,683	-	-
Materials	6,013,284	6,013,284	-	-
Money Market Funds	23,187,537	23,187,537	-	-
Total Investments in Securities:	$ 615,753,528	$ 614,150,904	$ 1,602,624	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 78,750
Total Realized Gain (Loss)	(82,645)
Total Unrealized Gain (Loss)	43,270
Cost of Purchases	-
Proceeds of Sales	(39,375)
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) attributable to Level 3 securities at September 30, 2009	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Industrials Central Fund

Financial Statements

Statement of Assets and Liabilities

	September 30, 2009

Assets
Investment in securities, at value (including securities loaned of $14,617,640) - See accompanying schedule: Unaffiliated issuers (cost $551,499,222)	$ 592,565,991
Fidelity Central Funds (cost $23,187,537)	23,187,537
Total Investments (cost $574,686,759)		$ 615,753,528
Receivable for investments sold		1,754,750
Receivable for fund shares sold		405,406
Dividends receivable		661,832
Distributions receivable from Fidelity Central Funds		7,457
Total assets		618,582,973

Liabilities
Payable for investments purchased	$ 1,646,846
Payable for fund shares redeemed	411,550
Other payables and accrued expenses	4,464
Collateral on securities loaned, at value	14,929,939
Total liabilities		16,992,799

Net Assets		$ 601,590,174
Net Assets consist of:
Paid in capital		$ 560,525,033
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		41,065,141
Net Assets, for 5,919,547 shares outstanding		$ 601,590,174
Net Asset Value, offering price and redemption price per share ($601,590,174 ÷ 5,919,547 shares)		$ 101.63

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2009

Investment Income
Dividends		$ 10,834,336
Income from Fidelity Central Funds (including $237,077 from security lending)		363,084
Total income		11,197,420

Expenses
Custodian fees and expenses	$ 19,892
Independent directors' compensation	3,715
Miscellaneous	16
Total expenses before reductions	23,623
Expense reductions	(3,798)	19,825
Net investment income (loss)		11,177,595
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(118,159,699)
Foreign currency transactions	33,428
Total net realized gain (loss)		(118,126,271)
Change in net unrealized appreciation (depreciation) on: Investment securities	93,640,379
Assets and liabilities in foreign currencies	3,770
Total change in net unrealized appreciation (depreciation)		93,644,149
Net gain (loss)		(24,482,122)
Net increase (decrease) in net assets resulting from operations		$ (13,304,527)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Industrials Central Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended September 30, 2009	Year ended September 30, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 11,177,595	$ 11,921,801
Net realized gain (loss)	(118,126,271)	2,919,191
Change in net unrealized appreciation (depreciation)	93,644,149	(176,363,907)
Net increase (decrease) in net assets resulting from operations	(13,304,527)	(161,522,915)
Distributions to partners from net investment income	(10,714,058)	(11,860,873)
Affiliated share transactions Proceeds from sales of shares	61,710,802	21,737,305
Reinvestment of distributions	10,713,906	4,996,307
Cost of shares redeemed	(71,714,045)	(47,486,516)
Net increase (decrease) in net assets resulting from share transactions	710,663	(20,752,904)
Total increase (decrease) in net assets	(23,307,922)	(194,136,692)

Net Assets
Beginning of period	624,898,096	819,034,788
End of period	$ 601,590,174	$ 624,898,096
Other Information Shares
Sold	703,966	175,711
Issued in reinvestment of distributions	138,013	41,089
Redeemed	(842,917)	(355,430)
Net increase (decrease)	(938)	(138,630)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,

2009

2008

2007

2006 G

Selected Per-Share Data
Net asset value, beginning of period	$ 105.55	$ 135.17	$ 106.63	$ 100.00
Income from Investment Operations
Net investment income (loss) C	1.76	1.98	1.84	.42
Net realized and unrealized gain (loss)	(3.98)	(29.63)	28.51	6.62
Total from investment operations	(2.22)	(27.65)	30.35	7.04
Distributions to partners from net investment income	(1.70)	(1.97)	(1.81)	(.41)
Net asset value, end of period	$ 101.63	$ 105.55	$ 135.17	$ 106.63
Total Return A, B	(1.60)%	(20.68)%	28.69%	7.04%
Ratios to Average Net Assets D, H
Expenses before reductions	-% F	.01%	-% F	-% F
Expenses net of fee waivers, if any	-% F	-% F	-% F	-% F
Expenses net of all reductions	-% F	-% F	-% F	-% F
Net investment income (loss)	2.19%	1.57%	1.53%	.40%
Supplemental Data
Net assets, end of period (000 omitted)	$ 601,590	$ 624,898	$ 819,035	$ 751,701
Portfolio turnover rate E	146%	109%	92%	7% I

A Total returns for periods of less than one year are not annualized.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G For the period July 21, 2006 (commencement of operations) to September 30, 2006.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Information Technology Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2009	Past 1 year	Life of fund A
Fidelity Information Technology Central Fund	26.30%	7.38%

A From July 21, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Information Technology Central Fund on July 21, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI U.S. Investable Market Information Technology Index performed over the same period.

Annual Report

Fidelity Information Technology Central Fund

Management's Discussion of Fund Performance

Market Recap: Global equity markets came almost full circle during the 12 months ending September 30, 2009, recouping large portions of the deep losses suffered in last fall's big sell-off. The failure or near-collapse of several large players in the global financials sector set off a panicky period for investors, ultimately leading to a drying up of credit, scant confidence in the equity markets and a massive flight to quality. Sensing a potential meltdown of the worldwide financial system, governments responded with intervention programs to restore liquidity to the credit markets and stimulate economic growth. In early March, as signs of improvement were emerging, equity markets began to rally sharply. The Standard & Poor's 500SM Index returned -6.91% for the year, the blue-chip Dow Jones Industrial AverageSM returned -7.38% and the technology-laden Nasdaq Composite® Index gained 2.53%. International equities, which had fared worse than their domestic counterparts during the sell-off, outperformed for the year as a whole, with the MSCI® EAFE® Index (Europe, Australasia, Far East) - a measure of developed markets outside the U.S. and Canada - advancing 3.37%, bolstered in large part by a weaker dollar.

Comments from Charlie Chai, Portfolio Manager of Fidelity® Information Technology Central Fund: During the past year, the fund returned 26.30%, far outdistancing the S&P 500® and the 8.90% return of the MSCI U.S. Investable Market Information Technology Index. Versus the MSCI index, the fund benefited significantly from stock picking in semiconductors, systems software and semiconductor equipment. Contributors included Starent Networks, a provider of multimedia infrastructure products for cellular phone operators. Starent's share price almost doubled amid a series of positive earnings surprises. German chip maker Infineon Technologies, a restructuring story, helped as well. Other contributors included Chinese Internet company Tencent Holdings and Tessera Technologies, a provider of miniaturization solutions. Conversely, our gains were dampened by unfavorable stock selection in both electrical components/equipment and advertising. Market selection in home entertainment software, semiconductor equipment and computer hardware hurt as well, although the damage was offset to various degrees by favorable stock selection. Detractors included VisionChina Media, which uses technology to deliver advertising messages. The stock was hurt in late 2008 by a rapidly slowing Chinese economy and cuts in advertising budgets there. Other detractors included communications infrastructure provider CommScope and SunPower, a maker of solar equipment. Underweighting online search and targeted advertising kingpin Google further detracted. Some stocks I've mentioned were out-of-index holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Information Technology Central Fund

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	8.2	4.7
Google, Inc. Class A	5.1	3.8
Microsoft Corp.	4.7	4.9
Intel Corp.	3.6	0.0
Hewlett-Packard Co.	3.2	7.4
Cisco Systems, Inc.	3.0	0.3
Oracle Corp.	2.5	0.3
BMC Software, Inc.	2.3	0.6
Micron Technology, Inc.	1.9	1.6
Red Hat, Inc.	1.8	0.6
	36.3
Top Industries (% of fund's net assets)
As of September 30, 2009
Semiconductors & Semiconductor Equipment 24.2%
Software 23.9%
Computers & Peripherals 16.6%
Communications Equipment 10.7%
Internet Software & Services 10.6%
All Others* 14.0%

As of March 31, 2009
Semiconductors & Semiconductor Equipment 26.3%
Software 17.8%
Computers & Peripherals 16.5%
Communications Equipment 13.5%
Internet Software & Services 7.7%
All Others* 18.2%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Information Technology Central Fund

Investments September 30, 2009

Showing Percentage of Net Assets

Common Stocks - 96.3%
	Shares	Value
COMMERCIAL SERVICES & SUPPLIES - 0.1%
Commercial Printing - 0.1%
Nissha Printing Co. Ltd.	9,200	$ 468,131
COMMUNICATIONS EQUIPMENT - 10.7%
Communications Equipment - 10.7%
3Com Corp. (a)	463,300	2,423,059
Adtran, Inc.	60,200	1,477,910
Aruba Networks, Inc. (a)	13,100	115,804
Brocade Communications Systems, Inc. (a)	458,200	3,601,452
BYD Electronic International Co. Ltd. (a)	707,000	395,008
Ciena Corp. (a)	244,100	3,973,948
Cisco Systems, Inc. (a)	1,295,800	30,503,132
Cogo Group, Inc. (a)	14,065	86,078
CommScope, Inc. (a)	151,000	4,519,430
Comverse Technology, Inc. (a)	212,900	1,862,875
Emulex Corp. (a)	92,900	955,941
F5 Networks, Inc. (a)	166,902	6,614,326
Finisar Corp. (a)	60,137	582,126
Harris Stratex Networks, Inc. Class A (a)	42,916	300,412
Infinera Corp. (a)	126,800	1,008,060
Juniper Networks, Inc. (a)	177,100	4,785,242
Motorola, Inc.	134,600	1,156,214
Palm, Inc. (a)(c)	231,900	4,042,017
Polycom, Inc. (a)	208,900	5,588,075
Powerwave Technologies, Inc. (a)	319,700	511,520
QUALCOMM, Inc.	195,400	8,789,092
Riverbed Technology, Inc. (a)	219,600	4,822,416
Sandvine Corp. (a)	2,380,798	2,891,207
Sandvine Corp. (U.K.) (a)	1,156,000	1,367,335
Sonus Networks, Inc. (a)	24,233	51,374
Starent Networks Corp. (a)	479,312	12,184,111
Tekelec (a)	189,800	3,118,414
		107,726,578
COMPUTERS & PERIPHERALS - 16.6%
Computer Hardware - 13.0%
3PAR, Inc. (a)	100,300	1,106,309
Apple, Inc. (a)	446,400	82,749,171
Dell, Inc. (a)	66,100	1,008,686
Hewlett-Packard Co.	671,200	31,687,352
Lenovo Group Ltd.	4,906,000	2,183,961
Stratasys, Inc. (a)(c)	203,000	3,483,480
Common Stocks - continued
	Shares	Value
COMPUTERS & PERIPHERALS - CONTINUED
Computer Hardware - continued
Teradata Corp. (a)	36,500	$ 1,004,480
Toshiba Corp.	1,472,000	7,705,669
		130,929,108
Computer Storage & Peripherals - 3.6%
China Digital TV Holding Co. Ltd. ADR	2,100	15,120
Compellent Technologies, Inc. (a)	62,600	1,129,930
EMC Corp. (a)	383,000	6,526,320
Isilon Systems, Inc. (a)	169,500	1,033,950
NetApp, Inc. (a)	77,800	2,075,704
Netezza Corp. (a)	99,400	1,117,256
QLogic Corp. (a)	225,500	3,878,600
Quanta Storage, Inc.	328,250	679,687
SanDisk Corp. (a)	529,600	11,492,320
Seagate Technology	373,500	5,680,935
SIMPLO Technology Co. Ltd.	123,200	699,042
Synaptics, Inc. (a)(c)	57,050	1,437,660
		35,766,524
TOTAL COMPUTERS & PERIPHERALS		166,695,632
CONSTRUCTION & ENGINEERING - 0.0%
Construction & Engineering - 0.0%
MasTec, Inc. (a)	6,900	83,835
ELECTRIC UTILITIES - 0.0%
Electric Utilities - 0.0%
EnerNOC, Inc. (a)	3,800	126,008
ELECTRICAL EQUIPMENT - 1.3%
Electrical Components & Equipment - 1.2%
A123 Systems, Inc.	4,000	85,280
centrotherm photovoltaics AG (a)	3,300	158,388
Energy Conversion Devices, Inc. (a)	14,000	162,120
First Solar, Inc. (a)(c)	4,700	718,442
General Cable Corp. (a)	14,000	548,100
GT Solar International, Inc. (a)(c)	238,800	1,387,428
JA Solar Holdings Co. Ltd. ADR (a)	238,500	961,155
Q-Cells SE (a)	2,500	47,886
SunPower Corp.:
Class A (a)(c)	110,800	3,311,812
Class B (a)	104,924	2,647,233
Common Stocks - continued
	Shares	Value
ELECTRICAL EQUIPMENT - CONTINUED
Electrical Components & Equipment - continued
Suntech Power Holdings Co. Ltd. sponsored ADR (a)	5,500	$ 83,600
Trina Solar Ltd. ADR (a)	30,700	987,619
Yingli Green Energy Holding Co. Ltd. ADR (a)(c)	65,200	812,392
		11,911,455
Heavy Electrical Equipment - 0.1%
China High Speed Transmission Equipment Group Co. Ltd.	571,000	1,171,471
TOTAL ELECTRICAL EQUIPMENT		13,082,926
ELECTRONIC EQUIPMENT & COMPONENTS - 4.6%
Electronic Components - 0.6%
Amphenol Corp. Class A	2,600	97,968
BYD Co. Ltd. (H Shares) (a)	195,500	1,610,668
DTS, Inc. (a)	32,400	887,112
Everlight Electronics Co. Ltd.	885,395	2,890,389
Vishay Intertechnology, Inc. (a)	12,600	99,540
		5,585,677
Electronic Equipment & Instruments - 1.2%
Agilent Technologies, Inc. (a)	153,400	4,269,122
China Security & Surveillance Technology, Inc. (a)(c)	172,300	1,230,222
China Security & Surveillance Technology, Inc. warrants 8/25/10 (a)(e)	73,175	82,743
Chroma ATE, Inc.	2,399,158	4,676,881
Digital Ally, Inc. (a)(c)	273,900	682,011
Itron, Inc. (a)	19,800	1,269,972
National Instruments Corp.	3,700	102,231
Test Research, Inc.	135,953	107,574
		12,420,756
Electronic Manufacturing Services - 1.5%
Flextronics International Ltd. (a)	522,900	3,900,834
Ju Teng International Holdings Ltd.	1,142,000	971,068
Molex, Inc.	27,600	576,288
Multi-Fineline Electronix, Inc. (a)	1,200	34,452
Trimble Navigation Ltd. (a)	126,840	3,032,744
Tyco Electronics Ltd.	299,300	6,668,404
		15,183,790
Technology Distributors - 1.3%
Digital China Holdings Ltd. (H Shares)	6,939,000	6,616,672
Inspur International Ltd.	4,098,000	539,350
Common Stocks - continued
	Shares	Value
ELECTRONIC EQUIPMENT & COMPONENTS - CONTINUED
Technology Distributors - continued
Synnex Technology International Corp.	741,900	$ 1,580,032
WPG Holding Co. Ltd.	3,086,000	4,365,533
		13,101,587
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		46,291,810
HEALTH CARE EQUIPMENT & SUPPLIES - 0.3%
Health Care Equipment - 0.3%
China Medical Technologies, Inc. sponsored ADR (a)(c)	3,400	55,148
Golden Meditech Co. Ltd. (a)	1,532,000	253,027
I-Flow Corp. (a)	95,200	1,084,328
Mingyuan Medicare Development Co. Ltd. (a)	18,460,000	1,953,187
		3,345,690
HEALTH CARE TECHNOLOGY - 0.0%
Health Care Technology - 0.0%
athenahealth, Inc. (a)	800	30,696
HOTELS, RESTAURANTS & LEISURE - 0.5%
Hotels, Resorts & Cruise Lines - 0.5%
Ctrip.com International Ltd. sponsored ADR (a)	89,800	5,279,342
HOUSEHOLD DURABLES - 0.1%
Consumer Electronics - 0.1%
TomTom Group BV (a)	30,060	515,525
INTERNET & CATALOG RETAIL - 1.3%
Internet Retail - 1.3%
Amazon.com, Inc. (a)	75,900	7,086,024
Expedia, Inc. (a)	5,400	129,330
Priceline.com, Inc. (a)(c)	37,400	6,201,668
		13,417,022
INTERNET SOFTWARE & SERVICES - 10.6%
Internet Software & Services - 10.6%
Akamai Technologies, Inc. (a)	5,600	110,208
Alibaba.com Ltd.	45,000	104,516
Baidu.com, Inc. sponsored ADR (a)(c)	36,600	14,312,430
comScore, Inc. (a)	34,000	612,340
Constant Contact, Inc. (a)	21,300	410,025
Daum Communications Corp. (a)	30,000	1,383,093
eBay, Inc. (a)	128,900	3,043,329
Common Stocks - continued
	Shares	Value
INTERNET SOFTWARE & SERVICES - CONTINUED
Internet Software & Services - continued
Equinix, Inc. (a)	1,200	$ 110,400
Google, Inc. Class A (a)	103,800	51,469,230
LivePerson, Inc. (a)	268,900	1,355,256
LogMeIn, Inc.	7,300	133,663
NHN Corp. (a)	23,577	3,479,517
Omniture, Inc. (a)	5,800	124,352
Open Text Corp. (a)	125,600	4,706,040
OpenTable, Inc.	700	19,292
SAVVIS, Inc.	6,800	107,576
Sina Corp. (a)	69,900	2,653,404
Switch & Data Facilities Co., Inc. (a)	6,800	92,548
Tencent Holdings Ltd.	921,400	14,992,070
VeriSign, Inc. (a)	134,800	3,193,412
VistaPrint Ltd. (a)	81,900	4,156,425
Vocus, Inc. (a)	10,000	208,900
Yahoo!, Inc. (a)	5,600	99,736
		106,877,762
IT SERVICES - 1.3%
Data Processing & Outsourced Services - 0.6%
Lender Processing Services, Inc.	2,700	103,059
Visa, Inc. Class A	78,500	5,425,135
WNS Holdings Ltd. sponsored ADR (a)	31,900	509,762
		6,037,956
IT Consulting & Other Services - 0.7%
China Information Security Technology, Inc. (a)	23,200	128,528
Cognizant Technology Solutions Corp. Class A (a)	125,300	4,844,098
Yucheng Technologies Ltd. (a)	301,050	2,158,529
		7,131,155
TOTAL IT SERVICES		13,169,111
MACHINERY - 0.5%
Industrial Machinery - 0.5%
China Fire & Security Group, Inc. (a)(c)	91,700	1,760,640
Meyer Burger Technology AG (a)	3,400	819,858
Shin Zu Shing Co. Ltd.	385,544	2,151,634
		4,732,132
Common Stocks - continued
	Shares	Value
MEDIA - 0.8%
Advertising - 0.6%
AirMedia Group, Inc. ADR (a)	244,600	$ 1,797,810
SinoMedia Holding Ltd.	150,000	29,032
VisionChina Media, Inc. ADR (a)	468,600	3,730,056
		5,556,898
Cable & Satellite - 0.2%
Sirius XM Radio, Inc. (a)	1,287,600	817,626
Virgin Media, Inc.	79,900	1,112,208
		1,929,834
TOTAL MEDIA		7,486,732
METALS & MINING - 0.0%
Diversified Metals & Mining - 0.0%
Globe Specialty Metals, Inc.	39,400	355,388
Timminco Ltd. (a)	10,500	13,143
		368,531
PROFESSIONAL SERVICES - 0.1%
Research & Consulting Services - 0.1%
IHS, Inc. Class A (a)	15,800	807,854
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 23.3%
Semiconductor Equipment - 6.3%
Aixtron AG	146,700	3,997,083
Amkor Technology, Inc. (a)(c)	1,049,800	7,222,624
ASM International NV (NASDAQ) (a)(c)	36,000	671,040
ASM Pacific Technology Ltd.	44,200	313,392
ASML Holding NV (NY Shares)	452,900	13,392,253
ATMI, Inc. (a)	47,000	853,050
Cymer, Inc. (a)	133,900	5,203,354
FormFactor, Inc. (a)	136,100	3,255,512
Lam Research Corp. (a)	133,900	4,574,024
LTX-Credence Corp. (a)	839,372	1,384,964
MEMC Electronic Materials, Inc. (a)	110,600	1,839,278
MKS Instruments, Inc. (a)	60,600	1,168,974
Photronics, Inc. (a)	160,700	761,718
Tessera Technologies, Inc. (a)	354,274	9,880,702
Varian Semiconductor Equipment Associates, Inc. (a)	177,900	5,842,236
Verigy Ltd. (a)	266,000	3,090,920
		63,451,124
Common Stocks - continued
	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Semiconductors - 17.0%
Advanced Micro Devices, Inc. (a)(c)	217,200	$ 1,229,352
ANADIGICS, Inc. (a)	19,400	91,374
Applied Micro Circuits Corp. (a)	56,694	566,373
Atmel Corp. (a)	671,900	2,815,261
Avago Technologies Ltd.	773,700	13,207,059
Broadcom Corp. Class A (a)	96,300	2,955,447
Cavium Networks, Inc. (a)(c)	735,591	15,793,139
Cree, Inc. (a)	73,600	2,704,800
CSR PLC (a)	1,048,940	7,865,051
Cypress Semiconductor Corp. (a)	347,100	3,585,543
Diodes, Inc. (a)	28,000	506,520
Elpida Memory, Inc. (a)	134,100	1,748,926
Epistar Corp.	798,000	2,878,000
Fairchild Semiconductor International, Inc. (a)	53,600	548,328
Global Unichip Corp.	273,019	1,290,228
Hittite Microwave Corp. (a)	13,800	507,564
Hynix Semiconductor, Inc. (a)	290,490	4,892,461
Infineon Technologies AG (a)	2,080,020	11,647,802
Inotera Memories, Inc. (a)	9,049,000	5,809,658
Intel Corp.	1,873,500	36,664,395
International Rectifier Corp. (a)	128,500	2,504,465
Intersil Corp. Class A	33,900	519,009
Kinsus Interconnect Technology Corp.	233,000	678,050
Marvell Technology Group Ltd. (a)	599,600	9,707,524
MediaTek, Inc.	35,070	584,427
Micron Technology, Inc. (a)	2,334,000	19,138,800
Monolithic Power Systems, Inc. (a)	77,100	1,807,995
Netlogic Microsystems, Inc. (a)	22,300	1,003,500
NVIDIA Corp. (a)	143,300	2,153,799
O2Micro International Ltd. sponsored ADR (a)	20,000	105,000
Omnivision Technologies, Inc. (a)	187,000	3,044,360
PMC-Sierra, Inc. (a)	271,100	2,591,716
Power Integrations, Inc.	19,000	633,270
Powertech Technology, Inc.	601,650	1,806,970
Radiant Opto-Electronics Corp.	649,930	769,877
Realtek Semiconductor Corp.	16,160	37,682
Silicon Laboratories, Inc. (a)	41,300	1,914,668
Silicon Motion Technology Corp. sponsored ADR (a)(c)	110,500	439,790
Skyworks Solutions, Inc. (a)	8,700	115,188
Standard Microsystems Corp. (a)	137,000	3,179,770
Supertex, Inc. (a)	5,000	150,000
Common Stocks - continued
	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Semiconductors - continued
TriQuint Semiconductor, Inc. (a)	16,200	$ 125,064
Volterra Semiconductor Corp. (a)	35,600	653,972
		170,972,177
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		234,423,301
SOFTWARE - 23.9%
Application Software - 10.5%
Adobe Systems, Inc. (a)	330,100	10,906,504
ANSYS, Inc. (a)	20,600	771,882
AsiaInfo Holdings, Inc. (a)	56,600	1,130,302
Autodesk, Inc. (a)	169,200	4,026,960
Blackboard, Inc. (a)	38,900	1,469,642
Callidus Software, Inc. (a)	305,757	920,329
Citrix Systems, Inc. (a)	269,100	10,556,793
Concur Technologies, Inc. (a)	79,539	3,162,471
Epicor Software Corp. (a)	75,200	479,024
Gameloft (a)	318,700	1,776,808
i2 Technologies, Inc. (a)	17,600	282,304
Informatica Corp. (a)	296,200	6,688,196
Intuit, Inc. (a)	66,800	1,903,800
JDA Software Group, Inc. (a)	61,800	1,355,892
Kingdee International Software Group Co. Ltd.	19,498,000	3,295,791
Longtop Financial Technologies Ltd. ADR (a)	92,800	2,641,088
Manhattan Associates, Inc. (a)	25,600	517,120
Mentor Graphics Corp. (a)	374,900	3,490,319
Nice Systems Ltd. sponsored ADR (a)	16,100	490,084
Nuance Communications, Inc. (a)	136,700	2,045,032
Parametric Technology Corp. (a)	357,000	4,933,740
Pegasystems, Inc.	49,000	1,691,970
Salesforce.com, Inc. (a)	267,751	15,243,064
Smith Micro Software, Inc. (a)	396,875	4,905,375
SolarWinds, Inc.	5,200	114,556
SuccessFactors, Inc. (a)	383,200	5,391,624
Synchronoss Technologies, Inc. (a)	156,400	1,950,308
Synopsys, Inc. (a)	43,900	984,238
Taleo Corp. Class A (a)	221,958	5,025,129
TIBCO Software, Inc. (a)	487,100	4,622,579
Common Stocks - continued
	Shares	Value
SOFTWARE - CONTINUED
Application Software - continued
VanceInfo Technologies, Inc. ADR (a)	33,100	$ 643,464
Verint Systems, Inc. (a)	149,300	2,164,850
		105,581,238
Home Entertainment Software - 1.1%
Activision Blizzard, Inc. (a)	367,200	4,549,608
Changyou.com Ltd. (A Shares) ADR (c)	1,500	53,280
Kingsoft Corp. Ltd. (c)	1,690,000	1,585,329
Perfect World Co. Ltd. sponsored ADR Class B (a)	80,116	3,853,580
Shanda Interactive Entertainment Ltd. sponsored ADR (a)	9,500	486,400
Take-Two Interactive Software, Inc.	88,800	995,448
		11,523,645
Systems Software - 12.3%
Ariba, Inc. (a)	37,500	435,000
BMC Software, Inc. (a)	621,880	23,339,156
CA, Inc.	4,200	92,358
Check Point Software Technologies Ltd. (a)	19,500	552,825
CommVault Systems, Inc. (a)	29,500	612,125
Insyde Software Corp.	606,300	2,714,438
McAfee, Inc. (a)	27,600	1,208,604
Microsoft Corp.	1,835,900	47,531,451
Oracle Corp.	1,195,000	24,903,800
Phoenix Technologies Ltd. (a)	61,000	222,650
Red Hat, Inc. (a)	636,300	17,587,332
Rovi Corp. (a)	32,800	1,102,080
VMware, Inc. Class A (a)	72,500	2,912,325
Websense, Inc. (a)	4,988	83,798
		123,297,942
TOTAL SOFTWARE		240,402,825
WIRELESS TELECOMMUNICATION SERVICES - 0.3%
Wireless Telecommunication Services - 0.3%
Syniverse Holdings, Inc. (a)	153,400	2,684,500
TOTAL COMMON STOCKS (Cost $746,021,633)		968,015,943
Convertible Bonds - 0.9%
	Principal Amount	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.9%
Semiconductors - 0.9%
Advanced Micro Devices, Inc. 5.75% 8/15/12 (Cost $8,322,449)	$ 10,300,000	$ 8,639,125
Money Market Funds - 4.0%
	Shares
Fidelity Cash Central Fund, 0.25% (d)	14,231,146	14,231,146
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(d)	26,405,850	26,405,850
TOTAL MONEY MARKET FUNDS (Cost $40,636,996)		40,636,996
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $794,981,078)		1,017,292,064
NET OTHER ASSETS - (1.2)%		(11,969,996)
NET ASSETS - 100%		$ 1,005,322,068
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $82,743 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
China Security & Surveillance Technology, Inc. warrants 8/25/10	8/25/09	$ 7
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 125,104
Fidelity Securities Lending Cash Central Fund	703,466
Total	$ 828,570
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Mogem Co. Ltd.	$ 729,958	$ -	$ 185,895	$ -	$ -
Total	$ 729,958	$ -	$ 185,895	$ -	$ -
Other Information

The following is a summary of the inputs used, as of September 30, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 26,698,621	$ 26,698,621	$ -	$ -
Health Care	3,376,386	3,376,386	-	-
Industrials	19,174,878	18,706,747	468,131	-
Information Technology	915,587,019	894,401,879	21,185,140	-
Materials	368,531	368,531	-	-
Telecommunication Services	2,684,500	2,684,500	-	-
Utilities	126,008	126,008	-	-
Corporate Bonds	8,639,125	-	8,639,125	-
Money Market Funds	40,636,996	40,636,996	-	-
Total Investments in Securities:	$ 1,017,292,064	$ 986,999,668	$ 30,292,396	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	76.7%
China	4.1%
Taiwan	3.6%
Cayman Islands	3.5%
Singapore	2.0%
Germany	1.6%
Bermuda	1.6%
Netherlands	1.5%
Japan	1.1%
Korea (South)	1.0%
Others (individually less than 1%)	3.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Information Technology Central Fund

Financial Statements

Statement of Assets and Liabilities

	September 30, 2009

Assets
Investment in securities, at value (including securities loaned of $25,590,422) - See accompanying schedule: Unaffiliated issuers (cost $754,344,082)	$ 976,655,068
Fidelity Central Funds (cost $40,636,996)	40,636,996
Total Investments (cost $794,981,078)		$ 1,017,292,064
Cash		1,529
Receivable for investments sold		15,377,639
Receivable for fund shares sold		78,335
Dividends receivable		136,518
Interest receivable		74,031
Distributions receivable from Fidelity Central Funds		61,502
Total assets		1,033,021,618

Liabilities
Payable for investments purchased	$ 557,377
Payable for fund shares redeemed	710,712
Other payables and accrued expenses	25,611
Collateral on securities loaned, at value	26,405,850
Total liabilities		27,699,550

Net Assets		$ 1,005,322,068
Net Assets consist of:
Paid in capital		$ 783,008,495
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		222,313,573
Net Assets, for 8,177,166 shares outstanding		$ 1,005,322,068
Net Asset Value, offering price and redemption price per share ($1,005,322,068 ÷ 8,177,166 shares)		$ 122.94

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2009

Investment Income
Dividends		$ 4,871,950
Interest		1,084,352
Income from Fidelity Central Funds (including $703,466 from security lending)		828,570
Total income		6,784,872

Expenses
Custodian fees and expenses	$ 96,932
Independent directors' compensation	5,359
Interest	2,500
Miscellaneous	16
Total expenses before reductions	104,807
Expense reductions	(5,956)	98,851
Net investment income (loss)		6,686,021
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(175,413,716)
Other affiliated issuers	(7,298,332)
Foreign currency transactions	41,288
Total net realized gain (loss)		(182,670,760)
Change in net unrealized appreciation (depreciation) on: Investment securities	398,042,771
Assets and liabilities in foreign currencies	(43,110)
Total change in net unrealized appreciation (depreciation)		397,999,661
Net gain (loss)		215,328,901
Net increase (decrease) in net assets resulting from operations		$ 222,014,922

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Information Technology Central Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended September 30, 2009	Year ended September 30, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,686,021	$ 7,899,633
Net realized gain (loss)	(182,670,760)	(40,185,282)
Change in net unrealized appreciation (depreciation)	397,999,661	(365,187,723)
Net increase (decrease) in net assets resulting from operations	222,014,922	(397,473,372)
Distributions to partners from net investment income	(6,564,518)	(7,413,622)
Affiliated share transactions Proceeds from sales of shares	106,064,707	40,735,477
Reinvestment of distributions	6,564,441	3,547,215
Cost of shares redeemed	(101,363,012)	(7,725,856)
Net increase (decrease) in net assets resulting from share transactions	11,266,136	36,556,836
Total increase (decrease) in net assets	226,716,540	(368,330,158)

Net Assets
Beginning of period	778,605,528	1,146,935,686
End of period	$ 1,005,322,068	$ 778,605,528
Other Information Shares
Sold	1,233,236	315,151
Issued in reinvestment of distributions	77,429	29,441
Redeemed	(1,061,388)	(58,404)
Net increase (decrease)	249,277	286,188

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,

2009

2008

2007

2006 G

Selected Per-Share Data
Net asset value, beginning of period	$ 98.21	$ 150.09	$ 116.37	$ 100.00
Income from Investment Operations
Net investment income (loss) C	.77	1.01	.44	.14
Net realized and unrealized gain (loss)	24.72	(51.94)	33.72	16.37
Total from investment operations	25.49	(50.93)	34.16	16.51
Distributions to partners from net investment income	(.76)	(.95)	(.44)	(.14)
Net asset value, end of period	$ 122.94	$ 98.21	$ 150.09	$ 116.37
Total Return A, B	26.30%	(34.07)%	29.41%	16.51%
Ratios to Average Net Assets D, H
Expenses before reductions	.01%	.01%	.01%	-% F
Expenses net of fee waivers, if any	.01%	.01%	.01%	-% F
Expenses net of all reductions	.01%	.01%	.01%	-% F
Net investment income (loss)	.89%	.79%	.34%	.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,005,322	$ 778,606	$ 1,146,936	$ 1,053,661
Portfolio turnover rate E	216%	218%	168%	72% I

A Total returns for periods of less than one year are not annualized.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G For the period July 21, 2006 (commencement of operations) to September 30, 2006.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Materials Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2009	Past 1 year	Life of fund A
Fidelity Materials Central Fund	16.78%	9.60%

A From July 21, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Materials Central Fund on July 21, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI U.S. Investable Market Materials Index performed over the same period.

Annual Report

Fidelity Materials Central Fund

Management's Discussion of Fund Performance

Market Recap: Global equity markets came almost full circle during the 12 months ending September 30, 2009, recouping large portions of the deep losses suffered in last fall's big sell-off. The failure or near-collapse of several large players in the global financials sector set off a panicky period for investors, ultimately leading to a drying up of credit, scant confidence in the equity markets and a massive flight to quality. Sensing a potential meltdown of the worldwide financial system, governments responded with intervention programs to restore liquidity to the credit markets and stimulate economic growth. In early March, as signs of improvement were emerging, equity markets began to rally sharply. The Standard & Poor's 500SM Index returned -6.91% for the year, the blue-chip Dow Jones Industrial AverageSM returned -7.38% and the technology-laden Nasdaq Composite® Index gained 2.53%. International equities, which had fared worse than their domestic counterparts during the sell-off, outperformed for the year as a whole, with the MSCI® EAFE® Index (Europe, Australasia, Far East) - a measure of developed markets outside the U.S. and Canada - advancing 3.37%, bolstered in large part by a weaker dollar.

Comments from Tobias Welo, Portfolio Manager of Fidelity® Materials Central Fund: For the year, the fund returned 16.78%, significantly outperforming the S&P 500® and the -3.71% return of the MSCI U.S. Investable Market Materials Index. Stock selection across numerous groups bolstered results versus the MSCI index, with the best performance in diversified and specialty chemicals, gold and paper packaging. In addition, underweightings in certain areas such as diversified chemicals and aluminum, and overweightings in gold and diversified metals/mining, aided performance. Modest cash holdings also contributed amid market volatility. On an individual security basis, an underweighting and timely ownership in diversified chemicals producer and major index component Dow Chemical helped, as did our underexposure versus the index to fertilizers/agricultural chemicals giant Monsanto and aluminum maker Alcoa, the latter of which we didn't own. Concern regarding competitive prospects for these companies factored into my decision to underweight their stocks, as did worries about high leverage at Dow and Alcoa. Additionally, shares of diversified metals/mining company Freeport-McMoRan Copper & Gold rose on sharp increases in copper prices. Among detractors, an underweighting and ill-timed ownership in steel company Nucor hurt as the firm benefited from its relatively strong financial position. The timing of ownership in fertilizers/agricultural chemicals company Mosaic also detracted. Some stocks mentioned in this discussion were sold by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Materials Central Fund

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Dow Chemical Co.	8.8	0.0
Freeport-McMoRan Copper & Gold, Inc.	7.4	5.6
E.I. du Pont de Nemours & Co.	7.1	7.0
Monsanto Co.	6.1	15.4
Praxair, Inc.	6.0	3.8
Nucor Corp.	4.4	0.0
Air Products & Chemicals, Inc.	4.3	4.5
Celanese Corp. Class A	3.7	2.8
Weyerhaeuser Co.	3.3	2.8
Albemarle Corp.	2.7	2.6
	53.8
Top Industries (% of fund's net assets)
As of September 30, 2009
Chemicals 53.4%
Metals & Mining 23.1%
Containers & Packaging 7.6%
Paper & Forest Products 4.9%
Construction Materials 3.8%
All Others* 7.2%

As of March 31, 2009
Chemicals 56.1%
Metals & Mining 21.6%
Containers & Packaging 10.6%
Construction Materials 2.8%
Paper & Forest Products 2.8%
All Others* 6.1%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Materials Central Fund

Investments September 30, 2009

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
BUILDING PRODUCTS - 2.2%
Building Products - 2.2%
Masco Corp.	337,100	$ 4,355,332
USG Corp. (a)(c)	38,200	656,276
		5,011,608
CHEMICALS - 53.4%
Commodity Chemicals - 3.7%
Celanese Corp. Class A	341,722	8,543,050
Diversified Chemicals - 20.2%
Ashland, Inc.	119,000	5,143,180
Cabot Corp.	93,800	2,167,718
Dow Chemical Co.	777,782	20,276,776
E.I. du Pont de Nemours & Co.	506,549	16,280,485
Huntsman Corp.	153,000	1,393,830
Solutia, Inc. (a)	97,338	1,127,174
		46,389,163
Fertilizers & Agricultural Chemicals - 9.9%
Fertilizantes Fosfatados SA (PN)	132,100	1,350,760
Monsanto Co.	180,332	13,957,697
Terra Industries, Inc.	68,000	2,357,560
The Mosaic Co.	103,100	4,956,017
		22,622,034
Industrial Gases - 12.1%
Air Products & Chemicals, Inc.	126,500	9,813,870
Airgas, Inc.	86,200	4,169,494
Praxair, Inc.	169,159	13,818,599
		27,801,963
Specialty Chemicals - 7.5%
Albemarle Corp.	180,382	6,241,217
Cytec Industries, Inc.	56,731	1,842,056
Innophos Holdings, Inc.	36,700	678,950
Johnson Matthey PLC	38,702	858,635
Rockwood Holdings, Inc. (a)	32,550	669,554
Valspar Corp.	22,300	613,473
W.R. Grace & Co. (a)	284,800	6,191,552
		17,095,437
TOTAL CHEMICALS		122,451,647
Common Stocks - continued
	Shares	Value
CONSTRUCTION MATERIALS - 3.8%
Construction Materials - 3.8%
Cemex SA de CV sponsored ADR	133,400	$ 1,723,528
Eagle Materials, Inc.	43,800	1,251,804
HeidelbergCement AG	10,940	708,216
Martin Marietta Materials, Inc.	11,700	1,077,219
Vulcan Materials Co. (c)	74,900	4,049,843
		8,810,610
CONTAINERS & PACKAGING - 7.6%
Metal & Glass Containers - 4.5%
Ball Corp.	49,000	2,410,800
Crown Holdings, Inc. (a)	83,912	2,282,406
Owens-Illinois, Inc. (a)	152,800	5,638,320
		10,331,526
Paper Packaging - 3.1%
Cascades, Inc.	76,700	562,443
Packaging Corp. of America	169,400	3,455,760
Temple-Inland, Inc.	187,942	3,086,008
		7,104,211
TOTAL CONTAINERS & PACKAGING		17,435,737
FOOD PRODUCTS - 1.8%
Agricultural Products - 1.8%
Bunge Ltd.	43,600	2,729,796
Corn Products International, Inc.	51,000	1,454,520
		4,184,316
HOUSEHOLD DURABLES - 0.4%
Homebuilding - 0.4%
Pulte Homes, Inc.	82,972	911,862
MARINE - 0.5%
Marine - 0.5%
Ultrapetrol (Bahamas) Ltd. (a)	228,200	1,122,744
METALS & MINING - 23.1%
Diversified Metals & Mining - 9.1%
Anglo American PLC (United Kingdom)	33,505	1,067,339
Freeport-McMoRan Copper & Gold, Inc.	247,563	16,985,297
Common Stocks - continued
	Shares	Value
METALS & MINING - CONTINUED
Diversified Metals & Mining - continued
RTI International Metals, Inc. (a)	29,500	$ 734,845
Teck Resources Ltd. Class B (sub. vtg.) (a)	75,800	2,088,837
		20,876,318
Gold - 5.9%
Agnico-Eagle Mines Ltd. (Canada)	34,300	2,320,096
AngloGold Ashanti Ltd. sponsored ADR	46,627	1,900,517
Harmony Gold Mining Co. Ltd.	133,500	1,447,206
Newcrest Mining Ltd.	103,589	2,915,220
Newmont Mining Corp.	29,900	1,316,198
Randgold Resources Ltd. sponsored ADR	30,615	2,139,376
Yamana Gold, Inc.	143,900	1,548,555
		13,587,168
Precious Metals & Minerals - 0.8%
Aquarius Platinum Ltd. (United Kingdom)	138,947	617,418
Impala Platinum Holdings Ltd.	47,132	1,098,209
		1,715,627
Steel - 7.3%
Allegheny Technologies, Inc.	29,500	1,032,205
Nucor Corp.	214,700	10,093,047
Reliance Steel & Aluminum Co.	63,700	2,711,072
Steel Dynamics, Inc.	187,900	2,882,386
		16,718,710
TOTAL METALS & MINING		52,897,823
OIL, GAS & CONSUMABLE FUELS - 1.0%
Coal & Consumable Fuels - 1.0%
Alpha Natural Resources, Inc. (a)	28,020	983,502
Massey Energy Co.	36,809	1,026,603
SouthGobi Energy Resources Ltd. (a)	17,500	199,440
		2,209,545
PAPER & FOREST PRODUCTS - 4.9%
Forest Products - 3.7%
Louisiana-Pacific Corp. (a)	138,100	921,127
Weyerhaeuser Co.	205,200	7,520,580
		8,441,707
Common Stocks - continued
	Shares	Value
PAPER & FOREST PRODUCTS - CONTINUED
Paper Products - 1.2%
Schweitzer-Mauduit International, Inc.	50,600	$ 2,750,616
TOTAL PAPER & FOREST PRODUCTS		11,192,323
TOTAL COMMON STOCKS (Cost $200,754,758)		226,228,215
Money Market Funds - 3.7%

Fidelity Cash Central Fund, 0.25% (d)	3,692,581	3,692,581
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(d)	4,830,350	4,830,350
TOTAL MONEY MARKET FUNDS (Cost $8,522,931)		8,522,931
TOTAL INVESTMENT PORTFOLIO - 102.4% (Cost $209,277,689)		234,751,146
NET OTHER ASSETS - (2.4)%		(5,416,406)
NET ASSETS - 100%		$ 229,334,740
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 52,886
Fidelity Securities Lending Cash Central Fund	48,271
Total	$ 101,157
Other Information

The following is a summary of the inputs used, as of September 30, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 911,862	$ 911,862	$ -	$ -
Consumer Staples	4,184,316	4,184,316	-	-
Energy	2,209,545	2,209,545	-	-
Industrials	6,134,352	6,134,352	-	-
Materials	212,788,140	211,340,934	1,447,206	-
Money Market Funds	8,522,931	8,522,931	-	-
Total Investments in Securities:	$ 234,751,146	$ 233,303,940	$ 1,447,206	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	88.5%
Canada	2.9%
South Africa	1.9%
United Kingdom	1.8%
Bermuda	1.5%
Australia	1.3%
Others (individually less than 1%)	2.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Materials Central Fund

Financial Statements

Statement of Assets and Liabilities

	September 30, 2009

Assets
Investment in securities, at value (including securities loaned of $4,655,738) - See accompanying schedule: Unaffiliated issuers (cost $200,754,758)	$ 226,228,215
Fidelity Central Funds (cost $8,522,931)	8,522,931
Total Investments (cost $209,277,689)		$ 234,751,146
Foreign currency held at value (cost $9)		9
Receivable for investments sold		67,263
Receivable for fund shares sold		42,092
Dividends receivable		351,498
Distributions receivable from Fidelity Central Funds		1,300
Total assets		235,213,308

Liabilities
Payable for investments purchased	$ 896,989
Payable for fund shares redeemed	146,021
Other payables and accrued expenses	5,208
Collateral on securities loaned, at value	4,830,350
Total liabilities		5,878,568

Net Assets		$ 229,334,740
Net Assets consist of:
Paid in capital		$ 203,861,174
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		25,473,566
Net Assets, for 1,821,266 shares outstanding		$ 229,334,740
Net Asset Value, offering price and redemption price per share ($229,334,740 ÷ 1,821,266 shares)		$ 125.92

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Materials Central Fund
Financial Statements - continued

Statement of Operations

	Year ended September 30, 2009

Investment Income
Dividends		$ 3,626,868
Interest		37,148
Income from Fidelity Central Funds (including $48,271 from security lending)		101,157
Total income		3,765,173

Expenses
Custodian fees and expenses	$ 17,187
Independent directors' compensation	1,269
Miscellaneous	16
Total expenses before reductions	18,472
Expense reductions	(1,269)	17,203
Net investment income (loss)		3,747,970
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(5,174,082)
Foreign currency transactions	(33,125)
Total net realized gain (loss)		(5,207,207)
Change in net unrealized appreciation (depreciation) on: Investment securities	38,498,128
Assets and liabilities in foreign currencies	385
Total change in net unrealized appreciation (depreciation)		38,498,513
Net gain (loss)		33,291,306
Net increase (decrease) in net assets resulting from operations		$ 37,039,276

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended September 30, 2009	Year ended September 30, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,747,970	$ 4,332,128
Net realized gain (loss)	(5,207,207)	(196,691)
Change in net unrealized appreciation (depreciation)	38,498,513	(61,794,114)
Net increase (decrease) in net assets resulting from operations	37,039,276	(57,658,677)
Distributions to partners from net investment income	(3,459,688)	(4,455,922)
Affiliated share transactions Proceeds from sales of shares	27,002,717	7,147,223
Reinvestment of distributions	3,459,534	1,473,396
Cost of shares redeemed	(24,441,807)	(13,563,583)
Net increase (decrease) in net assets resulting from share transactions	6,020,444	(4,942,964)
Total increase (decrease) in net assets	39,600,032	(67,057,563)

Net Assets
Beginning of period	189,734,708	256,792,271
End of period	$ 229,334,740	$ 189,734,708
Other Information Shares
Sold	296,251	50,849
Issued in reinvestment of distributions	39,603	10,227
Redeemed	(238,749)	(84,602)
Net increase (decrease)	97,105	(23,526)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,

2009

2008

2007

2006 H

Selected Per-Share Data
Net asset value, beginning of period	$ 110.04	$ 146.93	$ 103.95	$ 100.00
Income from Investment Operations
Net investment income (loss) C	1.93	2.48	2.64 G	.53
Net realized and unrealized gain (loss)	15.74	(36.82)	42.85	3.92
Total from investment operations	17.67	(34.34)	45.49	4.45
Distributions to partners from net investment income	(1.79)	(2.55)	(2.51)	(.50)
Net asset value, end of period	$ 125.92	$ 110.04	$ 146.93	$ 103.95
Total Return A, B	16.78%	(23.79)%	44.20%	4.45%
Ratios to Average Net Assets D, I
Expenses before reductions	.01%	.01%	-% F	-% F
Expenses net of fee waivers, if any	.01%	.01%	-% F	-% F
Expenses net of all reductions	.01%	-% F	-% F	-% F
Net investment income (loss)	2.12%	1.72%	2.09% G	.51%
Supplemental Data
Net assets, end of period (000 omitted)	$ 229,335	$ 189,735	$ 256,792	$ 211,310
Portfolio turnover rate E	158%	100%	65%	0% J

A Total returns for periods of less than one year are not annualized.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Investment income per share reflects a special dividend which amounted to $.35 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.82%.

H For the period July 21, 2006 (commencement of operations) to September 30, 2006.

I Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Telecom Services Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2009	Past 1 year	Life of fund A
Fidelity Telecom Services Central Fund	13.29%	1.95%

A From July 21, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Telecom Services Central Fund on July 21, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI U.S. Investable Market Telecom Services Index performed over the same period.

Annual Report

Fidelity Telecom Services Central Fund

Management's Discussion of Fund Performance

Market Recap: Global equity markets came almost full circle during the 12 months ending September 30, 2009, recouping large portions of the deep losses suffered in last fall's big sell-off. The failure or near-collapse of several large players in the global financials sector set off a panicky period for investors, ultimately leading to a drying up of credit, scant confidence in the equity markets and a massive flight to quality. Sensing a potential meltdown of the worldwide financial system, governments responded with intervention programs to restore liquidity to the credit markets and stimulate economic growth. In early March, as signs of improvement were emerging, equity markets began to rally sharply. The Standard & Poor's 500SM Index returned -6.91% for the year, the blue-chip Dow Jones Industrial AverageSM returned -7.38% and the technology-laden Nasdaq Composite® Index gained 2.53%. International equities, which had fared worse than their domestic counterparts during the sell-off, outperformed for the year as a whole, with the MSCI® EAFE® Index (Europe, Australasia, Far East) - a measure of developed markets outside the U.S. and Canada - advancing 3.37%, bolstered in large part by a weaker dollar.

Comments from Kristina Salen, who became Portfolio Manager of Fidelity® Telecom Services Central Fund on July 1, 2009: The fund was up 13.29% for the 12-month period, solidly outperforming the S&P 500® and also the MSCI U.S. Investable Market Telecommunications Services Index, which returned -1.30%. Versus the MSCI index, the fund benefited from being well-positioned in highly leveraged telecommunication companies that performed strongly when the market rallied during the second half of the period. The best example was wireless telecom services company Sprint Nextel, which snapped back nicely and was by far the fund's top relative contributor. Two other stocks in the wireless telecom services group, SBA Communications and MTN Group, also aided returns. In addition, the fund got major boosts from holding out-of-index stakes in cable and satellite company Virgin Media and communications equipment company Starent Networks. Conversely, the fund was hurt by an overweighting in alternative carriers, most notably Level 3 Communications and Global Crossing. Underweighted positions in AT&T and Verizon also detracted as both performed very well during the first six months of the period when the overall stock market was foundering. Policies on diversification of investments limit how much I can invest in a single issuer. As a result, I underweighted both of these telecom giants, which together represented about 75% of the index on average.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Telecom Services Central Fund

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
AT&T, Inc.	22.4	12.9
Verizon Communications, Inc.	15.1	11.9
American Tower Corp. Class A	5.2	3.3
Sprint Nextel Corp.	4.9	13.2
Qwest Communications International, Inc.	3.1	3.6
Virgin Media, Inc.	3.0	4.9
MTN Group Ltd.	2.9	1.9
Clearwire Corp. Class A	2.8	0.0
tw telecom, inc.	2.8	2.3
Crown Castle International Corp.	2.7	1.5
	64.9
Top Industries (% of fund's net assets)
As of September 30, 2009
Diversified Telecommunication Services 58.8%
Wireless Telecommunication Services 24.8%
Media 10.4%
Communications Equipment 2.4%
Software 1.5%
All Others* 2.1%

As of March 31, 2009
Diversified Telecommunication Services 48.5%
Wireless Telecommunication Services 29.7%
Media 12.5%
Communications Equipment 4.1%
Software 3.0%
All Others* 2.2%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Telecom Services Central Fund

Investments September 30, 2009

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 2.4%
Communications Equipment - 2.4%
Aruba Networks, Inc. (a)	200	$ 1,768
F5 Networks, Inc. (a)	900	35,667
Infinera Corp. (a)	33,600	267,120
Juniper Networks, Inc. (a)	1,200	32,424
Nortel Networks Corp. (a)	4,600	0
Polycom, Inc. (a)	1,000	26,750
Sandvine Corp. (a)	1,832	2,225
Sonus Networks, Inc. (a)	32,500	68,900
Starent Networks Corp. (a)	146,100	3,713,862
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	300	3,006
		4,151,722
COMPUTERS & PERIPHERALS - 0.1%
Computer Hardware - 0.1%
Apple, Inc. (a)	1,000	185,370
Computer Storage & Peripherals - 0.0%
Isilon Systems, Inc. (a)	300	1,830
NetApp, Inc. (a)	400	10,672
		12,502
TOTAL COMPUTERS & PERIPHERALS		197,872
DIVERSIFIED TELECOMMUNICATION SERVICES - 58.8%
Alternative Carriers - 8.3%
Cable & Wireless PLC	11,067	25,384
Clearwire Corp. Class A (a)(c)	604,300	4,912,959
Cogent Communications Group, Inc. (a)	37,100	419,230
Global Crossing Ltd. (a)	182,500	2,609,750
Iliad Group SA	4,477	504,442
Level 3 Communications, Inc. (a)	703,537	977,916
PAETEC Holding Corp. (a)	42,100	162,927
tw telecom, inc. (a)	356,400	4,793,580
		14,406,188
Integrated Telecommunication Services - 50.5%
AT&T, Inc.	1,444,532	39,016,806
BT Group PLC	3,100	6,462
Cbeyond, Inc. (a)	100,800	1,625,904
CenturyTel, Inc.	13,366	449,098
China Telecom Corp. Ltd. sponsored ADR (c)	65,200	3,083,960
China Unicom (Hong Kong) Ltd. sponsored ADR (c)	278,100	3,960,144
Common Stocks - continued
	Shares	Value
DIVERSIFIED TELECOMMUNICATION SERVICES - CONTINUED
Integrated Telecommunication Services - continued
Cincinnati Bell, Inc. (a)	128,800	$ 450,800
Deutsche Telekom AG (Reg.)	104,140	1,422,515
FairPoint Communications, Inc. (c)	19,504	7,997
Hellenic Telecommunications Organization SA	93	1,538
PT Telkomunikasi Indonesia Tbk Series B	204,000	182,956
Qwest Communications International, Inc. (c)	1,396,500	5,320,665
Telecom Italia SpA sponsored ADR (c)	67,500	1,183,275
Telefonica SA	229	6,336
Telefonica SA sponsored ADR	43,900	3,639,749
Telenor ASA (a)	2,600	30,113
Telenor ASA sponsored ADR (a)	20,400	714,204
Telkom SA Ltd.	2,500	14,387
Verizon Communications, Inc.	867,570	26,261,344
Vimpel Communications sponsored ADR (a)	700	13,090
Windstream Corp.	41,996	425,419
		87,816,762
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		102,222,950
ELECTRONIC EQUIPMENT & COMPONENTS - 0.0%
Electronic Manufacturing Services - 0.0%
Trimble Navigation Ltd. (a)	300	7,173
INTERNET SOFTWARE & SERVICES - 0.2%
Internet Software & Services - 0.2%
Google, Inc. Class A (a)	100	49,585
SAVVIS, Inc.	15,300	242,046
		291,631
MEDIA - 10.4%
Broadcasting - 0.5%
Ten Network Holdings Ltd.	714,575	914,077
Cable & Satellite - 9.9%
Cablevision Systems Corp. - NY Group Class A	101,100	2,401,125
Comcast Corp. Class A	227,400	3,840,786
Dish TV India Ltd. (a)	3,371	3,167
Liberty Global, Inc. Class A (a)	53,334	1,203,748
Net Servicos de Comunicacao SA sponsored ADR	76,700	883,584
Common Stocks - continued
	Shares	Value
MEDIA - CONTINUED
Cable & Satellite - continued
The DIRECTV Group, Inc. (a)(c)	134,900	$ 3,720,542
Virgin Media, Inc.	370,900	5,162,928
		17,215,880
TOTAL MEDIA		18,129,957
SOFTWARE - 1.5%
Application Software - 1.4%
Gameloft (a)	434,489	2,422,351
Nuance Communications, Inc. (a)	500	7,480
Synchronoss Technologies, Inc. (a)	3,405	42,460
		2,472,291
Home Entertainment Software - 0.1%
Glu Mobile, Inc. (a)	65,100	76,167
TOTAL SOFTWARE		2,548,458
WIRELESS TELECOMMUNICATION SERVICES - 24.8%
Wireless Telecommunication Services - 24.8%
America Movil SAB de CV Series L sponsored ADR	200	8,766
American Tower Corp. Class A (a)	249,000	9,063,600
Centennial Communications Corp. Class A (a)	51,200	408,576
China Mobile (Hong Kong) Ltd. sponsored ADR	32,800	1,610,808
Crown Castle International Corp. (a)	149,300	4,682,048
Idea Cellular Ltd. (a)	2,124	3,348
Leap Wireless International, Inc. (a)	15,550	304,003
MetroPCS Communications, Inc. (a)	129,416	1,211,334
MTN Group Ltd.	306,400	4,983,258
NII Holdings, Inc. (a)	109,000	3,267,820
NTELOS Holdings Corp.	351	6,199
NTT DoCoMo, Inc.	523	833,116
PT Indosat Tbk	700	396
Rogers Communications, Inc. Class B (non-vtg.)	1,300	36,711
SBA Communications Corp. Class A (a)	98,600	2,665,158
Sprint Nextel Corp. (a)	2,141,339	8,458,289
Syniverse Holdings, Inc. (a)	17,400	304,500
Telephone & Data Systems, Inc.	8,500	263,585
Virgin Mobile USA, Inc. Class A (a)	300	1,500
Common Stocks - continued
	Shares	Value
WIRELESS TELECOMMUNICATION SERVICES - CONTINUED
Wireless Telecommunication Services - continued
Vivo Participacoes SA sponsored ADR	43,400	$ 1,095,850
Vodafone Group PLC sponsored ADR	173,700	3,908,250
		43,117,115
TOTAL COMMON STOCKS (Cost $150,570,475)		170,666,878
Money Market Funds - 11.7%

Fidelity Cash Central Fund, 0.25% (d)	3,236,844	3,236,844
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(d)	17,105,475	17,105,475
TOTAL MONEY MARKET FUNDS (Cost $20,342,319)		20,342,319
Cash Equivalents - 0.0%
	Maturity Amount
Investments in repurchase agreements in a joint trading account at 0.03%, dated 9/30/09 due 10/1/09 (Collateralized by U.S. Treasury Obligations) # (Cost $26,000)	$ 26,000	26,000
TOTAL INVESTMENT PORTFOLIO - 109.9% (Cost $170,938,794)		191,035,197
NET OTHER ASSETS - (9.9)%		(17,163,121)
NET ASSETS - 100%		$ 173,872,076
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$26,000 due 10/01/09 at 0.03%
BNP Paribas Securities Corp.	$ 838
Barclays Capital, Inc.	6,533
Credit Suisse Securities (USA) LLC	5,221
HSBC Securities (USA), Inc.	10,056
Morgan Stanley & Co., Inc.	3,352
$ 26,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 22,873
Fidelity Securities Lending Cash Central Fund	195,094
Total	$ 217,967
Other Information

The following is a summary of the inputs used, as of September 30, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 18,129,957	$ 18,129,957	$ -	$ -
Information Technology	7,196,856	7,196,856	-	-
Telecommunication Services	145,340,065	138,088,378	7,251,687	-
Money Market Funds	20,342,319	20,342,319	-	-
Cash Equivalents	26,000	-	26,000	-
Total Investments in Securities:	$ 191,035,197	$ 183,757,510	$ 7,277,687	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(285)
Cost of Purchases	285
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) attributable to Level 3 securities at September 30, 2009	$ (285)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	80.5%
Hong Kong	3.2%
South Africa	2.9%
United Kingdom	2.2%
Spain	2.1%
China	1.8%
France	1.7%
Bermuda	1.5%
Brazil	1.1%
Others (individually less than 1%)	3.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Telecom Services Central Fund

Financial Statements

Statement of Assets and Liabilities

	September 30, 2009

Assets
Investment in securities, at value (including securities loaned of $16,452,198 and repurchase agreements of $26,000) - See accompanying schedule: Unaffiliated issuers (cost $150,596,475)	$ 170,692,878
Fidelity Central Funds (cost $20,342,319)	20,342,319
Total Investments (cost $170,938,794)		$ 191,035,197
Cash		726
Foreign currency held at value (cost $2)		2
Receivable for investments sold		838,014
Receivable for fund shares sold		7,840
Dividends receivable		71,327
Distributions receivable from Fidelity Central Funds		5,676
Other receivables		30,805
Total assets		191,989,587

Liabilities
Payable for investments purchased	$ 901,036
Payable for fund shares redeemed	108,366
Other payables and accrued expenses	2,634
Collateral on securities loaned, at value	17,105,475
Total liabilities		18,117,511

Net Assets		$ 173,872,076
Net Assets consist of:
Paid in capital		$ 153,775,276
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		20,096,800
Net Assets, for 1,746,328 shares outstanding		$ 173,872,076
Net Asset Value, offering price and redemption price per share ($173,872,076 ÷ 1,746,328 shares)		$ 99.56

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2009

Investment Income
Dividends		$ 2,936,503
Interest		3
Income from Fidelity Central Funds (including $195,094 from security lending)		217,967
Total income		3,154,473

Expenses
Custodian fees and expenses	$ 9,265
Independent directors' compensation	1,081
Miscellaneous	16
Total expenses before reductions	10,362
Expense reductions	(1,450)	8,912
Net investment income (loss)		3,145,561
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(19,271,011)
Foreign currency transactions	22,560
Total net realized gain (loss)		(19,248,451)
Change in net unrealized appreciation (depreciation) on: Investment securities	38,506,555
Assets and liabilities in foreign currencies	19,097
Total change in net unrealized appreciation (depreciation)		38,525,652
Net gain (loss)		19,277,201
Net increase (decrease) in net assets resulting from operations		$ 22,422,762

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Telecom Services Central Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended September 30, 2009	Year ended September 30, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,145,561	$ 4,629,737
Net realized gain (loss)	(19,248,451)	(4,815,215)
Change in net unrealized appreciation (depreciation)	38,525,652	(100,222,455)
Net increase (decrease) in net assets resulting from operations	22,422,762	(100,407,933)
Distributions to partners from net investment income	(3,078,220)	(4,591,852)
Affiliated share transactions Proceeds from sales of shares	14,699,889	12,552,763
Reinvestment of distributions	3,078,078	1,832,894
Cost of shares redeemed	(19,923,799)	(369,404)
Net increase (decrease) in net assets resulting from share transactions	(2,145,832)	14,016,253
Total increase (decrease) in net assets	17,198,710	(90,983,532)

Net Assets
Beginning of period	156,673,366	247,656,898
End of period	$ 173,872,076	$ 156,673,366
Other Information Shares
Sold	186,366	106,662
Issued in reinvestment of distributions	38,389	17,255
Redeemed	(224,749)	(3,545)
Net increase (decrease)	6	120,372

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,

2009

2008

2007

2006 G

Selected Per-Share Data
Net asset value, beginning of period	$ 89.72	$ 152.32	$ 114.90	$ 100.00
Income from Investment Operations
Net investment income (loss) C	1.70	2.76	2.85	.14
Net realized and unrealized gain (loss)	9.81	(62.62)	37.42	14.89
Total from investment operations	11.51	(59.86)	40.27	15.03
Distributions to partners from net investment income	(1.67)	(2.74)	(2.85)	(.13)
Net asset value, end of period	$ 99.56	$ 89.72	$ 152.32	$ 114.90
Total Return A, B	13.29%	(39.72)%	35.42%	15.03%
Ratios to Average Net Assets D, H
Expenses before reductions	.01%	.02%	-% F	-% F
Expenses net of fee waivers, if any	.01%	.01%	-% F	-% F
Expenses net of all reductions	.01%	.01%	-% F	-% F
Net investment income (loss)	2.11%	2.34%	2.13%	.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 173,872	$ 156,673	$ 247,657	$ 217,927
Portfolio turnover rate E	151%	191%	55%	16% I

A Total returns for periods of less than one year are not annualized.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G For the period July 21, 2006 (commencement of operations) to September 30, 2006.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Utilities Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2009	Past 1 year	Life of fund A
Fidelity Utilities Central Fund	-1.67%	-1.02%

A From July 21, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Utilities Central Fund on July 21, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI U.S. Investable Market Utilities Index performed over the same period.

Annual Report

Fidelity Utilities Central Fund

Management's Discussion of Fund Performance

Market Recap: Global equity markets came almost full circle during the 12 months ending September 30, 2009, recouping large portions of the deep losses suffered in last fall's big sell-off. The failure or near-collapse of several large players in the global financials sector set off a panicky period for investors, ultimately leading to a drying up of credit, scant confidence in the equity markets and a massive flight to quality. Sensing a potential meltdown of the worldwide financial system, governments responded with intervention programs to restore liquidity to the credit markets and stimulate economic growth. In early March, as signs of improvement were emerging, equity markets began to rally sharply. The Standard & Poor's 500SM Index returned -6.91% for the year, the blue-chip Dow Jones Industrial AverageSM returned -7.38% and the technology-laden Nasdaq Composite® Index gained 2.53%. International equities, which had fared worse than their domestic counterparts during the sell-off, outperformed for the year as a whole, with the MSCI® EAFE® Index (Europe, Australasia, Far East) - a measure of developed markets outside the U.S. and Canada - advancing 3.37%, bolstered in large part by a weaker dollar.

Comments from Douglas Simmons, Portfolio Manager of Fidelity® Utilities Central Fund: For the year ending September 30, 2009, the fund returned -1.67%, outperforming the -6.13% return of the MSCI U.S. Investable Market Utilities Index. The fund's outperformance of the MSCI index was driven by strong security selection among independent power/energy trade stocks and multi-utilities, as well as by overweighting the former group. On the downside, fund performance was hampered by less-favorable stock selection within electric and gas utilities, as well as by underweighting the latter industry. Positions that helped relative performance included four independent power/energy trade stocks: Maryland-based Constellation Energy Group; NRG Energy, located in New Jersey; AES, an international power company headquartered in Virginia; and California-based Calpine. An investment in New Jersey multi-utility Public Service Enterprise Group boosted performance further, as did underweighting and timely ownership of multi-utility Ameren, which is headquartered in St. Louis. Conversely, our investment in Pennsylvania-based electric utility Allegheny Energy detracted, as did untimely ownership of four stocks: Florida electric utility FPL Group; Pittsburgh-based gas utility EQT Corporation; Indiana multi-utility Nisource; and ONEOK, a gas utility located in Oklahoma. Some stocks mentioned here were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Utilities Central Fund

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
American Electric Power Co., Inc.	13.7	3.9
FirstEnergy Corp.	12.9	4.7
Constellation Energy Group, Inc.	7.1	2.1
Sempra Energy	6.9	6.3
CenterPoint Energy, Inc.	6.5	3.0
TECO Energy, Inc.	5.0	1.7
PG&E Corp.	4.9	5.3
Pinnacle West Capital Corp.	4.8	2.7
Exelon Corp.	4.7	9.6
Entergy Corp.	4.7	5.7
	71.2
Top Industries (% of fund's net assets)
As of September 30, 2009
Electric Utilities 48.9%
Multi-Utilities 30.6%
Independent Power Producers & Energy Traders 18.5%
Oil, Gas & Consumable Fuels 1.1%
Gas Utilities 0.5%
All Others* 0.4%

As of March 31, 2009
Electric Utilities 48.1%
Multi-Utilities 38.9%
Independent Power Producers & Energy Traders 5.6%
Gas Utilities 3.5%
Oil, Gas & Consumable Fuels 1.4%
All Others* 2.5%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Utilities Central Fund

Investments September 30, 2009

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value
ELECTRIC UTILITIES - 48.9%
Electric Utilities - 48.9%
Allegheny Energy, Inc.	134,000	$ 3,553,680
American Electric Power Co., Inc.	796,200	24,674,238
Entergy Corp.	105,300	8,409,258
Exelon Corp.	170,518	8,461,103
FirstEnergy Corp.	509,200	23,280,624
FPL Group, Inc.	114,494	6,323,504
NV Energy, Inc.	410,200	4,754,218
Pinnacle West Capital Corp.	265,600	8,716,992
		88,173,617
GAS UTILITIES - 0.5%
Gas Utilities - 0.5%
National Fuel Gas Co. New Jersey	19,100	874,971
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 18.5%
Independent Power Producers & Energy Traders - 18.5%
AES Corp.	401,591	5,951,579
Black Hills Corp.	16,385	412,410
Calpine Corp. (a)	258,400	2,976,768
Constellation Energy Group, Inc.	394,900	12,782,913
Dynegy, Inc. Class A (a)	411,000	1,048,050
NRG Energy, Inc. (a)	251,900	7,101,061
RRI Energy, Inc. (a)	433,499	3,095,183
		33,367,964
MULTI-UTILITIES - 30.6%
Multi-Utilities - 30.6%
CenterPoint Energy, Inc.	949,300	11,799,799
CMS Energy Corp.	506,600	6,788,440
PG&E Corp.	216,400	8,762,036
Public Service Enterprise Group, Inc.	203,200	6,388,608
Sempra Energy	251,100	12,507,291
TECO Energy, Inc.	643,935	9,066,605
		55,312,779
OIL, GAS & CONSUMABLE FUELS - 1.1%
Oil & Gas Exploration & Production - 1.1%
Resolute Energy Corp. (a)	186,200	1,927,170
TOTAL COMMON STOCKS (Cost $164,200,671)		179,656,501
Money Market Funds - 0.4%
	Shares	Value
Fidelity Cash Central Fund, 0.25% (b) (Cost $775,718)	775,718	$ 775,718
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $164,976,389)		180,432,219
NET OTHER ASSETS - 0.0%		(34,608)
NET ASSETS - 100%		$ 180,397,611
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 34,930
Fidelity Securities Lending Cash Central Fund	8,506
Total	$ 43,436
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Utilities Central Fund

Financial Statements

Statement of Assets and Liabilities

	September 30, 2009

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $164,200,671)	$ 179,656,501
Fidelity Central Funds (cost $775,718)	775,718
Total Investments (cost $164,976,389)		$ 180,432,219
Receivable for fund shares sold		107,169
Dividends receivable		289,991
Distributions receivable from Fidelity Central Funds		170
Total assets		180,829,549

Liabilities
Payable for investments purchased	$ 285,492
Payable for fund shares redeemed	144,730
Other payables and accrued expenses	1,716
Total liabilities		431,938

Net Assets		$ 180,397,611
Net Assets consist of:
Paid in capital		$ 164,941,781
Net unrealized appreciation (depreciation) on investments		15,455,830
Net Assets, for 2,043,165 shares outstanding		$ 180,397,611
Net Asset Value, offering price and redemption price per share ($180,397,611 ÷ 2,043,165 shares)		$ 88.29

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2009

Investment Income
Dividends		$ 6,644,149
Interest		6,515
Income from Fidelity Central Funds (including $8,506 from security lending)		43,436
Total income		6,694,100

Expenses
Custodian fees and expenses	$ 9,801
Independent directors' compensation	1,246
Miscellaneous	16
Total expenses before reductions	11,063
Expense reductions	(1,246)	9,817
Net investment income (loss)		6,684,283
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(41,573,263)
Foreign currency transactions	1,403
Total net realized gain (loss)		(41,571,860)
Change in net unrealized appreciation (depreciation) on: Investment securities		30,602,759
Net gain (loss)		(10,969,101)
Net increase (decrease) in net assets resulting from operations		$ (4,284,818)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Utilities Central Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended September 30, 2009	Year ended September 30, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,684,283	$ 5,579,798
Net realized gain (loss)	(41,571,860)	(11,421,877)
Change in net unrealized appreciation (depreciation)	30,602,759	(49,529,424)
Net increase (decrease) in net assets resulting from operations	(4,284,818)	(55,371,503)
Distributions to partners from net investment income	(6,554,345)	(5,400,531)
Affiliated share transactions Proceeds from sales of shares	15,550,796	7,074,072
Reinvestment of distributions	6,554,080	2,613,027
Cost of shares redeemed	(21,911,047)	(6,459,983)
Net increase (decrease) in net assets resulting from share transactions	193,829	3,227,116
Total increase (decrease) in net assets	(10,645,334)	(57,544,918)

Net Assets
Beginning of period	191,042,945	248,587,863
End of period	$ 180,397,611	$ 191,042,945
Other Information Shares
Sold	190,137	58,952
Issued in reinvestment of distributions	81,475	22,910
Redeemed	(275,261)	(53,027)
Net increase (decrease)	(3,649)	28,835

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,

2009

2008

2007

2006 G

Selected Per-Share Data
Net asset value, beginning of period	$ 93.34	$ 123.19	$ 101.64	$ 100.00
Income from Investment Operations
Net investment income (loss) C	3.17	2.74	3.02	.62
Net realized and unrealized gain (loss)	(5.09)	(29.93)	21.53	1.63
Total from investment operations	(1.92)	(27.19)	24.55	2.25
Distributions to partners from net investment income	(3.13)	(2.66)	(3.00)	(.61)
Net asset value, end of period	$ 88.29	$ 93.34	$ 123.19	$ 101.64
Total Return A, B	(1.67)%	(22.54)%	24.29%	2.24%
Ratios to Average Net Assets D, H
Expenses before reductions	.01%	-% F	-% F	-% F
Expenses net of fee waivers, if any	.01%	-% F	-% F	-% F
Expenses net of all reductions	.01%	-% F	-% F	-% F
Net investment income (loss)	3.95%	2.27%	2.57%	.61%
Supplemental Data
Net assets, end of period (000 omitted)	$ 180,398	$ 191,043	$ 248,588	$ 250,499
Portfolio turnover rate E	216%	112%	94%	1% I

A Total returns for periods of less than one year are not annualized.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G For the period July 21, 2006 (commencement of operations) to September 30, 2006.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2009

1. Organization.

Fidelity Consumer Discretionary Central Fund (Consumer Discretionary), Fidelity Consumer Staples Central Fund (Consumer Staples), Fidelity Energy Central Fund (Energy), Fidelity Financials Central Fund (Financials), Fidelity Health Care Central Fund (Health Care), Fidelity Industrials Central Fund (Industrials), Fidelity Information Technology Central Fund (Information Technology), Fidelity Materials Central Fund (Materials), Fidelity Telecom Services Central Fund (Telecom Services), and Fidelity Utilities Central Fund (Utilities), collectively referred to as the Funds, are funds of Fidelity Central Investment Portfolios LLC (the LLC) and are authorized to issue an unlimited number of shares. The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company. Each Fund in the LLC is a separate partnership for tax purposes. Shares of each Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company (FMR), or its affiliates (the Investing Funds). The Funds are non-diversified, with the exception of Financials. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. The Funds are referred to as Fidelity Central Funds and may also invest in other Fidelity Central Funds available only to investment companies and other accounts managed by FMR and its affiliates. The Board of Directors may permit the purchase of shares (for cash, securities or other consideration) and admit new Eligible Accredited Investors into each Fund, in accordance with the Partnership Agreement. Certain Funds' investments in emerging markets can be subject to social, economic, regulatory and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Funds indirectly bear their proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, November 19, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Each Fund uses independent pricing services approved by the Board of Directors to value their investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of September 30, 2009, for each Fund's investments is included at the end of each Fund's Schedule of Investments. Valuation techniques of each Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued based on quotations received from dealers who make markets in such securities or by independent pricing services. For corporate bonds, pricing services generally utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the other Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Directors. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. As a result of a change in the estimate of the return of capital component of dividend income realized in the year ended September 30, 2008, dividend income has been reduced $600,181 for Telecom Services, with a corresponding increase to net unrealized appreciation (depreciation). The change in estimate has no impact on total net assets or total return of Telecom Services.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

Interest income and distributions from other Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the LLC can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the LLC. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Partners. No provision has been made for federal income taxes because all income and expenses and gain/loss (realized and unrealized) are allocated daily to the partners, based on their capital balances, for inclusion in their individual income tax returns.

Distributions are recorded on the ex-dividend date and are paid from net investment income on a book basis. Due to the Fund's partnership structure, paid in capital includes net realized gain/loss on investments.

There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by each Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each Fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Consumer Discretionary	$ 536,050,369	$ 56,985,077	$ (54,709,115)	$ 2,275,962
Consumer Staples	452,684,523	81,788,236	(12,271,959)	69,516,277
Energy	564,757,323	99,544,917	(72,254,642)	27,290,275
Financials	739,794,088	119,428,392	(78,192,281)	41,236,111
Health Care	624,073,264	83,657,066	(22,508,288)	61,148,778
Industrials	590,205,825	72,244,748	(46,697,045)	25,547,703
Information Technology	805,050,907	250,125,806	(37,884,649)	212,241,157
Materials	213,926,800	37,186,743	(16,362,397)	20,824,346
Telecom Services	173,812,186	25,716,613	(8,493,602)	17,223,011
Utilities	171,901,190	19,109,425	(10,578,396)	8,531,029

Annual Report

Notes to Financial Statements - continued

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits certain Funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. Certain Funds may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Each applicable Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Consumer Discretionary	407,862,236	414,335,582
Consumer Staples	426,579,167	439,266,723
Energy	821,121,739	755,758,911
Financials	1,950,560,834	1,882,384,978
Health Care	1,089,997,326	1,082,364,151
Industrials	743,202,883	740,227,601
Information Technology	1,636,720,108	1,622,515,960
Materials	289,043,025	277,085,597
Telecom Services	226,293,935	225,124,782
Utilities	370,497,563	363,892,678

Financials realized a loss of $2,933 on the sale of an investment not meeting the investment restrictions of the Fund. The loss was fully reimbursed by the Fund's investment advisor.

Annual Report

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. FMR Co., Inc. (FMRC), an affiliate of FMR, provides each Fund with investment management services. The Funds do not pay any fees for these services. Pursuant to each Fund's management contract with FMRC, FMR pays FMRC a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract FMR pays all other expenses of each Fund, excluding custody fees, the compensation of the independent Directors, and certain exceptions such as interest expense.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Consumer Discretionary	$ 11,567
Consumer Staples	2,568
Energy	4,697
Financials	348,206
Healthcare	15,710
Industrials	26,825
Information Technology	41,275
Materials	4,867
Telecom Services	2,485
Utilities	8,173

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Consumer Discretionary	Borrower	$ 7,681,000.46%		$ 195
Energy	Borrower	7,409,000.46%		94
Financials	Borrower	8,244,700.46%		3,191
Information Technology	Borrower	9,056,381.47%		2,500

Annual Report

Notes to Financial Statements - continued

7. Security Lending.

Certain Funds lend portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds.

8. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of each Fund's operating expenses. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce each applicable Fund's expenses. During the period, the reductions of expenses for each Fund is noted in the table below.

Fund	Expense Reduction	Custody Earnings Credits
Consumer Discretionary	$ 3,227	$ 223
Consumer Staples	3,423	108
Energy	3,511	134
Financials	4,438	290
Health Care	4,288	219
Industrials	3,715	83
Information Technology	5,359	597
Materials	1,269	-
Telecom Services	1,081	369
Utilities	1,246	-

Annual Report

9. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, Asset Manager 20%, Asset Manager 30%, Asset Manager 40%, Asset Manager 50%, Asset Manager 60%, Asset Manager 70%, Asset Manager 85%, and Series Broad Market Opportunities were the owners of record of all the outstanding shares of the Funds. A holdings listing for each Investing Fund, which presents the pro-rata share of each Equity Sector Central Fund held, is available at fidelity.com and/or advisor.fidelity.com, as applicable.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Directors of Fidelity Central Investment Portfolios LLC and the Shareholders of Fidelity Consumer Discretionary Central Fund, Fidelity Consumer Staples Central Fund, Fidelity Energy Central Fund, Fidelity Financials Central Fund, Fidelity Health Care Central Fund, Fidelity Industrials Central Fund, Fidelity Information Technology Central Fund, Fidelity Materials Central Fund, Fidelity Telecom Services Central Fund, and Fidelity Utilities Central Fund:

We have audited the accompanying statements of assets and liabilities, including the schedule of investments of the Fidelity Central Investment Portfolios LLC (the Funds), comprising the Fidelity Consumer Discretionary Central Fund, Fidelity Consumer Staples Central Fund, Fidelity Energy Central Fund, Fidelity Financials Central Fund, Fidelity Health Care Central Fund, Fidelity Industrials Central Fund, Fidelity Information Technology Central Fund, Fidelity Materials Central Fund, Fidelity Telecom Services Central Fund, and Fidelity Utilities Central Fund, as of September 30, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Consumer Discretionary Central Fund, Fidelity Consumer Staples Central Fund, Fidelity Energy Central Fund, Fidelity Financials Central Fund, Fidelity Health Care Central Fund, Fidelity Industrials Central Fund, Fidelity Information Technology Central Fund, Fidelity Materials Central Fund, Fidelity Telecom Services Central Fund, and Fidelity Utilities Central Fund as of September 30, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Annual Report

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 19, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of Fidelity Central Investment Portfolios LLC and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Mr. Curvey oversees 408 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 2004

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with Fidelity Central Investment Portfolios LLC or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2004

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2004

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Christopher S. Bartel (37)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as Senior Vice President of Equity Research (2009-present). Previously, Mr. Bartel served as Managing Director of Research (2006-2009) and an analyst and portfolio manager (2000-2006).]

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (47)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-
2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Consumer Discretionary Central Fund
Consumer Staples Central Fund
Energy Central Fund
Financials Central Fund
Health Care Central Fund
Industrials Central Fund
Information Technology Central Fund
Materials Central Fund
Telecom Services Central Fund
Utilities Central Fund

Each year, the Board of Directors, including the Independent Directors (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Directors' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees, each composed of Independent Directors with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Directors, including the Independent Directors, unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and ultimately reached a determination, with the assistance of fund counsel and Independent Directors' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR Co., Inc., and the sub-advisers (together, the Investment Advisers), including the backgrounds of each fund's investment personnel and each fund's investment objectives and disciplines. The Independent Directors also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for each fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, and the use of "soft" commission dollars to pay for research services.

Investment Performance. The Board considered whether each fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed each fund's absolute investment performance, as well as each fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew each fund's Advisory Contracts. The Board noted that each fund is designed to offer a liquid investment option for other investment companies and accounts managed by Fidelity Management & Research Company (FMR) or its affiliates and ultimately to enhance the performance of those investment companies and accounts.

Based on its review, the Board concluded that the nature, extent, and quality of the services provided to each fund will benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered that FMR pays each fund's management fee on behalf of the fund. The Board also noted that FMR bears all expenses of each fund, except expenses related to each fund's investment activities (primarily custody expenses). Based on its review, the Board concluded that each fund's net management fee and total expenses were reasonable in light of the services that each fund and its shareholders receive and the other factors considered.

Annual Report

Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of each fund that invests in these funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to each fund's business.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund were not relevant to the renewal of the Advisory Contracts because each fund pays no advisory fees and FMR bears all expenses of each fund, except expenses related to each fund's investment activities.

Economies of Scale. The Board concluded that the realization of economies of scale was not relevant to the renewal of the Advisory Contracts because each fund pays no advisory fees and FMR bears all expenses of each fund, except expenses related to each fund's investment activities.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Fidelity® Emerging Markets Equity Central Fund

Annual Report

September 30, 2009

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are the registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

EMQ-ANN-1109
1.876933.100

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2009 to September 30, 2009).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During Period* April 1, 2009 to September 30, 2009
Actual	.1277%	$ 1,000.00	$ 1,650.80	$ .85
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,024.43	$ .65

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The fees and expenses of the underlying Money Market Central Funds in which each Fund invests are not included in each Fund's annualized expense ratio.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns take Fidelity® Emerging Markets Equity Central Fund's cumulative total return and show you what would have happened if Fidelity Emerging Markets Equity Central Fund shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Emerging Markets Equity Central Fund on December 9, 2008, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Emerging Markets Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Emerging-markets stocks rocketed from deep lows to double-digit gains in the December 2008 through September 2009 time frame. Emerging markets began the winter months crippled by the global effects of the financial crisis, intensified by investors' aversion to riskier assets. By spring, however, the efforts of governments globally to stimulate economic growth and unfreeze the credit markets began to take effect and investors' appetite for risk returned, causing emerging-markets equities to soar. Currency fluctuations further enhanced returns for U.S. investors. During the period from Fidelity® Emerging Markets Equity Central Fund's inception on December 9, 2008, through September 30, 2009, the MSCI® Emerging Markets (EM) Index climbed 74.20%. Among emerging-markets countries, Brazil - representing the index's largest weighting - advanced nearly 105%, while South Korea, the second-largest benchmark component, rose more than 80%. Major index constituents Taiwan and China saw gains of around 67% and 49%, respectively, while Indonesia and Turkey - both countries with meaningful index weightings - each posted low triple-digit gains.

Comments from Alicia Frank, Lead Portfolio Manager of Fidelity® Emerging Markets Equity Central Fund: From its inception through September 30, 2009, the fund gained 72.46%, lagging the MSCI EM index during the same period. On a sector basis, security selection in materials and energy helped. Notably, stock selection contributed to fund performance in eight of the 10 MSCI sectors. However, holding a modest cash position during the upswing detracted, as did security selection in consumer staples and an early-period overweighting in banks. From a country standpoint, stock selection and underweightings in South Korea and Russia hurt the most. In contrast, investments in U.S. and Canadian resources stocks benefited results, as did overweighted positions in Brazil and holdings among Grand Cayman-listed securities. Individual detractors included overweightings in two banks, Savings Bank of the Russian Federation and Industrial & Commercial Bank of China. Meanwhile, several out-of-index stocks aided overall performance, including stakes in U.S.-listed Freeport-McMoRan Copper & Gold; Baidu, China's largest Internet search engine; Yingli Green Energy, a Grand Cayman-listed solar energy company; and Geneva-based Addax Petroleum, which rose in June when China's Sinopec Group announced that it would acquire the energy exploration and production company. Some of the stocks mentioned were sold by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of September 30, 2009
Brazil 16.5%
China 10.2%
Korea (South) 9.7%
India 9.2%
Taiwan 7.1%
Russia 7.1%
Hong Kong 6.4%
South Africa 5.9%
Mexico 5.0%
Other 22.9%

As of March 31, 2009
Brazil 15.6%
China 13.6%
Korea (South) 8.7%
South Africa 8.4%
India 7.8%
Hong Kong 6.8%
Taiwan 6.0%
Russia 4.9%
Mexico 4.4%
Other 23.8%

Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.7	99.4
Short-Term Investments and Net Other Assets	0.3	0.6
Top Ten Stocks as of September 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Petroleo Brasileiro SA - Petrobras (PN) sponsored ADR (non-vtg.) (Brazil, Oil, Gas & Consumable Fuels)	4.4	4.6
Samsung Electronics Co. Ltd. (Korea (South), Semiconductors & Semiconductor Equipment)	3.4	2.3
Vale SA (PN-A) sponsored ADR (Brazil, Metals & Mining)	2.4	0.0
OAO Gazprom sponsored ADR (Russia, Oil, Gas & Consumable Fuels)	2.2	1.6
China Mobile (Hong Kong) Ltd. sponsored ADR (Hong Kong, Wireless Telecommunication Services)	2.2	3.3
Itau Unibanco Banco Multiplo SA ADR (Brazil, Commercial Banks)	1.9	1.2
America Movil SAB de CV Series L sponsored ADR (Mexico, Wireless Telecommunication Services)	1.9	2.1
China Construction Bank Corp. (H Shares) (China, Commercial Banks)	1.8	2.2
Taiwan Semiconductor Manufacturing Co., Ltd	1.8	1.7
Industrial & Commercial Bank of China Ltd. (China, Commercial Banks)	1.7	2.7
	23.7
Market Sectors as of September 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.0	22.0
Energy	15.0	15.3
Materials	14.6	13.3
Information Technology	13.0	12.1
Telecommunication Services	9.4	11.7
Industrials	6.8	7.7
Consumer Staples	5.7	5.6
Consumer Discretionary	5.4	4.9
Utilities	3.7	3.4
Health Care	2.1	3.4

Annual Report

Investments September 30, 2009

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
Argentina - 0.2%
Banco Macro SA sponsored ADR	16,300	$ 393,645
Australia - 0.4%
Sino Gold Mining Ltd. (a)	112,751	670,421
Bermuda - 0.6%
Aquarius Platinum Ltd. (Australia)	166,404	757,496
Ports Design Ltd.	142,500	355,974
TOTAL BERMUDA		1,113,470
Brazil - 16.5%
B2W Companhia Global Do Varejo	13,000	365,756
Banco ABC Brasil SA	58,000	343,199
BM&F BOVESPA SA	204,000	1,507,741
Companhia Brasileira de Distribuicao Grupo Pao de Acucar sponsored ADR (c)	6,700	377,210
Companhia Energetica de Minas Gerais (CEMIG) (PN) sponsored ADR (non-vtg.)	43,025	653,980
Companhia Siderurgica Nacional SA (CSN) sponsored ADR (c)	56,800	1,738,080
Cosan SA Industria e Comercio (a)	71,400	792,169
Fertilizantes Fosfatados SA (PN)	32,200	329,254
Gerdau SA	92,000	961,504
Gerdau SA (PN)	21,500	289,523
GVT Holding SA (a)	24,300	556,769
Iguatemi Empresa de Shopping Centers SA	39,100	613,732
Itau Unibanco Banco Multiplo SA ADR	172,260	3,471,039
Natura Cosmeticos SA	49,500	890,167
Net Servicos de Comunicacao SA sponsored ADR (c)	84,500	973,440
OGX Petroleo e Gas Participacoes SA	1,400	1,069,505
Petroleo Brasileiro SA - Petrobras:
(PN) sponsored ADR (non-vtg.)	107,800	4,237,618
sponsored ADR	81,600	3,745,440
Tele Norte Leste Participacoes SA sponsored ADR (non-vtg.)	54,200	1,018,418
Tivit Terc de Tec E Servico SA (a)	32,000	235,605
Vale SA (PN-A) sponsored ADR	211,300	4,333,763
Vivo Participacoes SA sponsored ADR	21,600	545,400
Votorantim Celulose e Papel SA sponsored ADR (a)(c)	51,506	845,213
TOTAL BRAZIL		29,894,525
Canada - 1.4%
Eldorado Gold Corp. (a)	43,800	497,532
First Quantum Minerals Ltd.	9,800	640,822
Sherritt International Corp. (c)	66,200	473,696
Common Stocks - continued
	Shares	Value
Canada - continued
Sino-Forest Corp. (a)	26,700	$ 421,763
Uranium One, Inc. (a)	176,700	424,212
TOTAL CANADA		2,458,025
Cayman Islands - 2.7%
China High Speed Transmission Equipment Group Co. Ltd.	315,000	646,258
China Shanshui Cement Group Ltd.	456,000	340,676
Eurasia Drilling Co. Ltd. GDR (Reg. S)	47,800	626,180
Hengan International Group Co. Ltd.	141,000	852,368
Hidili Industry International Development Ltd. (a)	385,000	360,161
Integra Group Holdings unit (a)	147,900	474,759
Stella International Holdings Ltd.	234,000	392,516
Xinao Gas Holdings Ltd.	458,000	910,090
Yingli Green Energy Holding Co. Ltd. ADR (a)(c)	29,400	366,324
TOTAL CAYMAN ISLANDS		4,969,332
China - 10.2%
Baidu.com, Inc. sponsored ADR (a)	1,600	625,680
BBMG Corp. Class H	16,000	15,814
China Construction Bank Corp. (H Shares)	4,084,000	3,261,930
China Gas Holdings Ltd.	2,204,000	702,436
China Merchants Bank Co. Ltd. (H Shares) (c)	640,600	1,428,331
China Metal Recycling (Holdings) Ltd.	125,000	138,387
China Oilfield Services Ltd. (H Shares)	400,000	373,161
China Railway Construction Corp. Ltd. (H Shares)	514,000	683,123
China South Locomotive & Rolling Stock Corp. Ltd. (H Shares)	1,126,000	655,259
China Yurun Food Group Ltd.	420,000	905,032
Golden Eagle Retail Group Ltd. (H Shares)	266,000	446,194
Industrial & Commercial Bank of China Ltd.	4,090,000	3,082,013
Li Ning Co. Ltd.	132,500	407,758
NetEase.com, Inc. sponsored ADR (a)	9,400	429,392
Parkson Retail Group Ltd.	256,000	379,210
PICC Property & Casualty Co. Ltd. (H Shares) (a)(c)	1,164,000	800,532
Ping An Insurance (Group) Co. of China, Ltd. (H Shares)	217,000	1,722,000
Tencent Holdings Ltd.	88,400	1,438,354
ZTE Corp. (H Shares)	207,040	1,092,637
TOTAL CHINA		18,587,243
Czech Republic - 0.8%
Ceske Energeticke Zavody AS	25,500	1,368,870
Egypt - 0.2%
Orascom Telecom Holding SAE	70,200	446,565
Common Stocks - continued
	Shares	Value
Hong Kong - 6.4%
China Agri-Industries Holding Ltd.	924,000	$ 863,195
China Mobile (Hong Kong) Ltd. sponsored ADR	82,300	4,041,753
China Overseas Land & Investment Ltd.	530,000	1,146,168
China Resources Power Holdings Co. Ltd.	388,200	902,628
CNOOC Ltd. sponsored ADR (c)	14,000	1,896,020
CNPC (Hong Kong) Ltd.	770,000	610,039
Cosco Pacific Ltd.	428,000	614,111
Hong Kong Exchange & Clearing Ltd.	22,900	415,155
Sino-Ocean Land Holdings Ltd.	612,000	554,354
Sinotruk Hong Kong Ltd.	569,000	659,306
TOTAL HONG KONG		11,702,729
Hungary - 0.6%
OTP Bank Ltd. (a)	38,200	1,089,917
India - 9.2%
Bank of Baroda	70,000	715,326
Bharat Heavy Electricals Ltd.	19,673	959,788
Educomp Solutions Ltd.	5,000	491,510
Grasim Industries Ltd.	10,660	635,918
Housing Development and Infrastructure Ltd. (a)	80,000	539,981
Housing Development Finance Corp. Ltd.	28,785	1,682,145
Indiabulls Real Estate Ltd.	90,000	512,454
Infosys Technologies Ltd. sponsored ADR	44,300	2,148,107
Jain Irrigation Systems Ltd.	35,358	585,238
JSW Steel Ltd.	53,457	932,404
Pantaloon Retail India Ltd.	45,531	332,137
Power Finance Corp. Ltd.	100,000	479,732
Punj Lloyd Ltd.	132,817	744,565
Reliance Industries Ltd. (a)	58,752	2,709,780
Shree Renuka Sugars Ltd.	150,000	620,457
Tata Consultancy Services Ltd.	40,000	520,373
Tata Power Co. Ltd.	37,523	1,036,078
Tata Steel Ltd.	60,000	640,348
Union Bank of India	70,000	353,070
TOTAL INDIA		16,639,411
Indonesia - 4.0%
PT Astra Agro Lestari Tbk	256,500	559,807
PT Astra International Tbk	221,500	765,894
PT Bank Central Asia Tbk	2,392,500	1,147,263
PT Bank Rakyat Indonesia Tbk	1,247,000	969,677
PT Bumi Resources Tbk	2,950,500	986,562
Common Stocks - continued
	Shares	Value
Indonesia - continued
PT Indocement Tunggal Prakarsa Tbk	591,500	$ 650,070
PT International Nickel Indonesia Tbk (a)	745,500	320,771
PT Perusahaan Gas Negara Tbk Series B	2,567,500	971,634
PT Telkomunikasi Indonesia Tbk Series B	1,072,500	961,862
TOTAL INDONESIA		7,333,540
Ireland - 0.3%
Dragon Oil PLC (a)	99,000	602,900
Israel - 1.4%
Teva Pharmaceutical Industries Ltd. sponsored ADR	51,100	2,583,616
Kazakhstan - 0.6%
JSC Halyk Bank of Kazakhstan unit (a)	91,600	643,032
KazMunaiGas Exploration & Production JSC (Reg. S) GDR	19,300	431,934
TOTAL KAZAKHSTAN		1,074,966
Korea (South) - 9.7%
GS Engineering & Construction Corp.	11,201	878,453
Hana Financial Group, Inc.	37,800	1,305,416
Hynix Semiconductor, Inc. (a)	61,300	1,032,421
Hyundai Engineering & Construction Co. Ltd.	14,676	798,948
Hyundai Heavy Industries Co. Ltd.	5,609	858,794
Hyundai Mobis	7,773	1,094,253
Industrial Bank of Korea (a)	69,580	855,231
KB Financial Group, Inc. (a)	28,960	1,490,339
KT&G Corp.	16,765	1,018,199
LG Innotek Co. Ltd.	2,468	266,612
Samsung Electronics Co. Ltd.	8,896	6,167,131
Shinhan Financial Group Co. Ltd. sponsored ADR	22,200	1,779,774
TOTAL KOREA (SOUTH)		17,545,571
Luxembourg - 1.0%
ArcelorMittal SA (NY Shares) Class A	17,000	631,380
Evraz Group SA GDR	29,200	760,660
MHP SA GDR (Reg. S) (a)	5,300	55,650
Ternium SA sponsored ADR (a)(c)	17,100	454,860
TOTAL LUXEMBOURG		1,902,550
Mexico - 5.0%
America Movil SAB de CV Series L sponsored ADR	77,100	3,379,293
Empresas ICA Sociedad Controladora SA de CV sponsored ADR (a)	83,900	792,016
Fomento Economico Mexicano SAB de CV sponsored ADR	28,400	1,080,620
Common Stocks - continued
	Shares	Value
Mexico - continued
Grupo Aeroportuario del Pacifico SA de CV sponsored ADR	23,600	$ 665,284
Grupo Financiero Banorte SAB de CV Series O	325,600	1,090,158
Grupo Televisa SA de CV (CPO) sponsored ADR	46,100	856,999
Telmex Internacional SAB de CV Series L ADR	39,200	546,840
Wal-Mart de Mexico SA de CV Series V	181,800	632,266
TOTAL MEXICO		9,043,476
Nigeria - 0.3%
Guaranty Trust Bank PLC GDR (Reg. S)	94,100	526,960
Norway - 0.1%
Det Norske Oljeselskap ASA (DNO) (A Shares) (a)(c)	226,000	158,888
Papua New Guinea - 0.3%
Oil Search Ltd.	108,360	616,589
Peru - 0.5%
Compania de Minas Buenaventura SA sponsored ADR	24,900	876,729
Philippines - 0.3%
Philippine Long Distance Telephone Co. sponsored ADR	9,300	478,020
Poland - 0.4%
Bank Polska Kasa Opieki SA (a)	14,700	778,537
Russia - 7.1%
Magnit OJSC GDR (Reg. S)	33,200	454,840
Mechel Steel Group OAO sponsored ADR (c)	50,800	913,384
OAO Gazprom sponsored ADR	171,900	4,063,716
OAO NOVATEK GDR	16,300	803,590
OAO Tatneft sponsored ADR	33,000	816,750
OJSC MMC Norilsk Nickel sponsored ADR	99,100	1,238,750
OJSC Oil Company Rosneft GDR (Reg. S)	202,100	1,519,792
PIK Group GDR (Reg. S) unit (a)	34,200	133,380
Polymetal JSC GDR (Reg. S) (a)	59,000	466,690
Sberbank (Savings Bank of the Russian Federation) GDR	8,400	1,867,112
Vimpel Communications sponsored ADR (a)	35,200	658,240
TOTAL RUSSIA		12,936,244
Singapore - 0.3%
Straits Asia Resources Ltd.	300,000	453,529
South Africa - 5.9%
African Bank Investments Ltd.	196,800	772,998
AngloGold Ashanti Ltd. sponsored ADR	15,100	615,476
Aspen Pharmacare Holdings Ltd.	93,100	766,691
Bell Equipment Ltd. (a)	33,659	52,211
Clicks Group Ltd.	119,000	362,839
Common Stocks - continued
	Shares	Value
South Africa - continued
Eqstra Holdings Ltd. (a)	67,100	$ 65,130
Lewis Group Ltd.	41,800	308,832
Mr. Price Group Ltd.	153,100	693,083
MTN Group Ltd.	178,200	2,898,227
Mvelaphanda Resources Ltd. (a)	86,421	437,139
Naspers Ltd. Class N	27,600	943,225
Raubex Group Ltd.	90,000	306,171
Shoprite Holdings Ltd.	86,900	717,369
Standard Bank Group Ltd.	106,200	1,373,721
Wilson Bayly Holmes-Ovcon Ltd.	22,000	369,640
TOTAL SOUTH AFRICA		10,682,752
Taiwan - 7.1%
Acer, Inc.	419,950	1,070,635
Asia Cement Corp.	681,860	763,181
Epistar Corp.	91,000	328,193
Farglory Land Development Co. Ltd.	180,000	434,834
First Financial Holding Co. Ltd.	1,228,000	765,496
Formosa Epitaxy, Inc.	225,000	346,622
Hon Hai Precision Industry Co. Ltd. (Foxconn)	383,300	1,537,299
HTC Corp.	4,350	47,741
Innolux Display Corp.	331,660	421,742
Largan Precision Co. Ltd.	19,380	254,271
MediaTek, Inc.	94,178	1,569,438
Taiwan Mobile Co. Ltd.	317,000	586,416
Taiwan Semiconductor Manufacturing Co. Ltd.	1,156,469	2,319,122
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	76,501	838,451
Wintek Corp. (a)	540,000	394,540
Wistron Corp.	281,000	522,441
Yuanta Financial Holding Co. Ltd.	1,053,000	779,175
TOTAL TAIWAN		12,979,597
Thailand - 1.0%
Advanced Info Service PCL (For. Reg.)	284,800	803,304
Siam Commercial Bank PCL (For. Reg.)	361,100	918,555
TOTAL THAILAND		1,721,859
Turkey - 1.5%
Asya Katilim Bankasi AS (a)	294,000	614,089
Turk Hava Yollari AO	364,000	946,697
Turkiye Garanti Bankasi AS	316,000	1,192,332
TOTAL TURKEY		2,753,118
Common Stocks - continued
	Shares	Value
United Arab Emirates - 0.5%
DP World Ltd.	1,468,971	$ 822,624
United Kingdom - 2.0%
Hikma Pharmaceuticals PLC	78,300	586,850
Max Petroleum PLC (a)	1,053,600	332,605
Randgold Resources Ltd. sponsored ADR	8,200	573,016
Standard Chartered PLC:
(Hong Kong)	25,200	620,083
(United Kingdom)	3,400	83,801
Tullow Oil PLC	27,300	492,218
Xstrata PLC	69,631	1,026,726
TOTAL UNITED KINGDOM		3,715,299
United States of America - 1.2%
Central European Distribution Corp. (a)	17,100	560,196
CTC Media, Inc. (a)	40,200	631,944
Freeport-McMoRan Copper & Gold, Inc.	14,800	1,015,428
TOTAL UNITED STATES OF AMERICA		2,207,568
TOTAL COMMON STOCKS (Cost $124,644,040)		181,129,085
Money Market Funds - 5.7%

Fidelity Cash Central Fund, 0.25% (d)	805,345	805,345
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(d)	9,613,040	9,613,040
TOTAL MONEY MARKET FUNDS (Cost $10,418,385)		10,418,385
TOTAL INVESTMENT PORTFOLIO - 105.4% (Cost $135,062,425)		191,547,470
NET OTHER ASSETS - (5.4)%		(9,887,605)
NET ASSETS - 100%		$ 181,659,865
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 12,399
Fidelity Securities Lending Cash Central Fund	9,176
Total	$ 21,575
Other Information

The following is a summary of the inputs used, as of September 30, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Brazil	$ 29,894,525	$ 29,894,525	$ -	$ -
China	18,587,243	18,587,243	-	-
Korea (South)	17,545,571	17,545,571	-	-
India	16,639,411	14,602,960	2,036,451	-
Taiwan	12,979,597	12,979,597	-	-
Russia	12,936,244	12,936,244	-	-
Hong Kong	11,702,729	11,702,729	-	-
South Africa	10,682,752	7,784,525	2,898,227	-
Mexico	9,043,476	9,043,476	-	-
Other	41,117,537	41,117,537	-	-
Money Market Funds	10,418,385	10,418,385	-	-
Total Investments in Securities:	$ 191,547,470	$ 186,612,792	$ 4,934,678	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2009

Assets
Investment in securities, at value (including securities loaned of $9,316,789) - See accompanying schedule: Unaffiliated issuers (cost $124,644,040)	$ 181,129,085
Fidelity Central Funds (cost $10,418,385)	10,418,385
Total Investments (cost $135,062,425)		$ 191,547,470
Foreign currency held at value (cost $34)		34
Receivable for investments sold		528,004
Dividends receivable		309,210
Distributions receivable from Fidelity Central Funds		5,497
Total assets		192,390,215

Liabilities
Payable for fund shares redeemed	$ 232,973
Other payables and accrued expenses	884,337
Collateral on securities loaned, at value	9,613,040
Total liabilities		10,730,350

Net Assets		$ 181,659,865
Net Assets consist of:
Paid in capital		$ 126,012,052
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		55,647,813
Net Assets, for 1,072,339 shares outstanding		$ 181,659,865
Net Asset Value, offering price and redemption price per share ($181,659,865 ÷ 1,072,339 shares)		$ 169.41

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

		For the period December 9, 2008 (commencement of operations) to September 30, 2009

Investment Income
Dividends		$ 2,732,022
Interest		276
Income from Fidelity Central Funds		21,575
		2,753,873
Less foreign taxes withheld		(267,433)
Total income		2,486,440

Expenses
Custodian fees and expenses	$ 121,883
Independent directors' compensation	604
Miscellaneous	16
Total expenses before reductions	122,503
Expense reductions	(606)	121,897
Net investment income (loss)		2,364,543
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $162,784)	13,796,650
Foreign currency transactions	(265,148)
Total net realized gain (loss)		13,531,502
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $838,237)	55,646,808
Assets and liabilities in foreign currencies	1,005
Total change in net unrealized appreciation (depreciation)		55,647,813
Net gain (loss)		69,179,315
Net increase (decrease) in net assets resulting from operations		$ 71,543,858

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

For the period December 9, 2008 (commencement of operations) to September 30, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,364,543
Net realized gain (loss)	13,531,502
Change in net unrealized appreciation (depreciation)	55,647,813
Net increase (decrease) in net assets resulting from operations	71,543,858
Distributions to partners from net investment income	(2,341,655)
Affiliated share transactions Proceeds from sales of shares	125,987,827
Reinvestment of distributions	1,601,136
Cost of shares redeemed	(15,131,301)
Net increase (decrease) in net assets resulting from share transactions	112,457,662
Total increase (decrease) in net assets	181,659,865

Net Assets
Beginning of period	-
End of period	$ 181,659,865
Other Information Shares
Sold	1,166,586
Issued in reinvestment of distributions	11,513
Redeemed	(105,760)
Net increase (decrease)	1,072,339

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Period ended September 30, 2009 G

Selected Per-Share Data
Net asset value, beginning of period	$ 100.00
Income from Investment Operations
Net investment income (loss) D	2.43
Net realized and unrealized gain (loss)	69.31
Total from investment operations	71.74
Distributions to partners from net investment income	(2.33)
Net asset value, end of period	$ 169.41
Total Return B, C	72.46%
Ratios to Average Net Assets E, H
Expenses before reductions	.12% A
Expenses net of fee waivers, if any	.12% A
Expenses net of all reductions	.12% A
Net investment income (loss)	2.34% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 181,660
Portfolio turnover rate F	94% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period December 9, 2008 (commencement of operations) to September 30, 2009.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2009

1. Organization.

Fidelity Emerging Markets Equity Central Fund (the Fund) is a fund of Fidelity Central Investment Portfolios LLC (the LLC) and is authorized to issue an unlimited number of shares. The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company. Each Fund in the LLC is a separate partnership for tax purposes. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company (FMR), or its affiliates (the Investing Funds). The Board of Directors may permit the purchase of shares (for cash, securities or other consideration) and admit new Eligible Accredited Investors into each Fund, in accordance with the Partnership Agreement. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on their investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end

Annual Report

3. Significant Accounting Policies - continued

through the date that the financial statements were issued, November 17, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Directors to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of September 30, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Directors. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from other Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the LLC can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the LLC. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Partners. No provision has been made for federal income taxes because all income and expenses and gain/loss (realized and unrealized) are allocated daily to the partners, based on their capital balances, for inclusion in their individual income tax returns.

The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets &

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Partners - continued

Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are recorded on the ex-dividend date and are paid from net investment income on a book basis. Due to the Fund's partnership structure, paid in capital includes net realized gain/loss on investments.

There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 55,050,735
Unrealized depreciation	(1,251,075)
Net unrealized appreciation (depreciation)	$ 53,799,660

Cost for federal income tax purposes	$ 137,747,810

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $205,672,273 and $94,992,552, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. FMR Co., Inc. (FMRC), an affiliate of FMR, provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's management contract with FMRC, FMR pays FMRC a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract, FMR also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Directors, and certain exceptions such as interest expense.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned

Annual Report

Notes to Financial Statements - continued

6. Security Lending - continued

securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $9,176.

7. Expense Reductions.

FMR has voluntarily agreed to reimburse a portion of the Fund's operating expenses. For the period, the reimbursement reduced the expenses by $604.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or an affiliate were the owners of record of all of the outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Central Investment Portfolios LLC and Shareholders of Fidelity Emerging Markets Equity Central Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Emerging Markets Equity Central Fund (the Fund), a fund of Fidelity Central Investment Portfolios LLC, including the schedule of investments, as of September 30, 2009, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from December 9, 2008 (commencement of operations) to September 30, 2009. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Emerging Markets Equity Central Fund as of September 30, 2009, the results of its operations, the changes in its net assets and its financial highlights for the period from December 9, 2008 (commencement of operations) to September 30, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 17, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of Fidelity Central Investment Portfolios LLC and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Mr. Curvey oversees 408 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 2004

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with Fidelity Central Investment Portfolios LLC or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2004

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2004

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Eric M. Wetlaufer (47)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is a Director (2007-present), Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (47)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Fidelity® Floating Rate
Central Fund

Annual Report

September 30, 2009

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

FR1-ANN-1109
1.814672.104

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2009	Past 1 year	Life of FundA
Fidelity® Floating Rate Central Fund	13.45%	4.48%

A From December 15, 2004.

$10,000 Over Life of Fund *

Let's say hypothetically that $10,000 was invested in Fidelity® Floating Rate Central Fund on December 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's® (S&P®)/LSTA Leveraged Performing Loan Index performed over the same period.

* From December 31, 2004 (first date following the fund's commencement for which the life of fund return for the S&P/LSTA Leveraged Performing Loan Index is available).

Annual Report

Management's Discussion of Fund Performance

Market Recap: For the year ending September 30, 2009, the Standard & Poor's®/LSTA Leveraged Performing Loan Index returned 13.22%. It was an eventful period, as reflected in LIBOR - London Interbank Offered Rate - which declined sharply and hit a record low in September 2009. As the period began, the capital markets were still reeling from the effects of the Lehman Brothers bankruptcy. Liquidity quickly disappeared, and disappointing economic news, weak earnings and increasing defaults drove prices lower. While BB-rated loans held up marginally better than their lower-rated counterparts, there were few places to seek refuge. In the fourth quarter of 2008, the loan market declined around 23%. As the new year dawned, however, the market began to make gains. Private-equity investors, enticed by remarkably low loan prices, were early entrants into the fragile leveraged loan market. High-yield investors followed, attracted by the asset's secured standing. Limited loan supply set the stage for a strong rally that occurred in line with the equity markets beginning in March. As demand returned, loan prices rose across most sectors, and lower-tier credits rebounded sharply.

Comments from Eric Mollenhauer, Portfolio Manager of Fidelity® Floating Rate Central Fund: The fund gained 13.45% during the year, modestly outperforming its benchmark. Security selection detracted from relative results, but beneficial industry exposures more than compensated. Investments in the automotive sector made a strong contribution. Based on Fidelity research, I believed a certain General Motors loan had compelling collateral - first lien on manufacturing equipment - and that, as a relatively small loan within the GM capital structure, it was well-positioned for repayment despite a government takeover of the firm. The government subsequently took out the loan at par. This was in stark contrast to DaimlerChrysler's much larger term loan, not in the benchmark and avoided by the fund, where holders recovered only 30 cents on the dollar. Also in the auto sector, overweighting Visteon and AM General contributed. The fund further benefited from underweighting LyondellBasell, a chemical company that filed for bankruptcy. Looking at detractors, underweighting Alltel Wireless, a cellular phone company, hurt the most, as Verizon Wireless completed its purchase of the firm. Restrained by technicals within the loan market, an out-of-index position in Kerzner International fared poorly. The company owns, operates and has interests in high-end resorts all over the world. Given the loan's strong collateral coverage, I continued to hold it at period end. An underweighting in Ford Motor also curbed performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2009 to September 30, 2009).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During Period* April 1, 2009 to September 30, 2009
Actual	.0007%	$ 1,000.00	$ 1,305.00	$ .00**
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,025.06	$ .00**

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

** Rounds to less than $.01

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of September 30, 2009
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance, Inc.	3.1	3.9
HCA, Inc.	2.8	3.9
Charter Communications Operating LLC	2.4	2.7
Federal-Mogul Corp.	2.3	0.1
Digicel International Fin Ltd.	2.1	2.6
	12.7
Top Five Market Sectors as of September 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Healthcare	9.8	12.3
Technology	9.1	6.5
Telecommunications	8.9	10.1
Automotive	7.9	4.1
Electric Utilities	6.8	8.2
Quality Diversification (% of fund's net assets)
As of September 30, 2009	As of March 31, 2009
BBB 4.7%	BBB 3.4%
BB 30.3%	BB 34.8%
B 40.8%	B 37.4%
CCC,CC,C 7.3%	CCC,CC,C 4.6%
D 0.3%	D 0.2%
Not Rated 12.1%	Not Rated 15.3%
Short-Term Investments and Net Other Assets 4.5%	Short-Term Investments and Net Other Assets 4.3%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. All ratings are as of the report date and do not reflect subsequent downgrades.

Asset Allocation (% of fund's net assets)
As of September 30, 2009*		As of March 31, 2009**
	Floating Rate Loans 88.9%		Floating Rate Loans 91.8%
	Nonconvertible Bonds 6.6%		Nonconvertible Bonds 3.9%
	Short-Term Investments and Net Other Assets 4.5%		Short-Term Investments and Net Other Assets 4.3%
* Foreign investments	5.5%	** Foreign investments	5.2%

Annual Report

Investments September 30, 2009

Showing Percentage of Net Assets

Floating Rate Loans (f) - 88.9%
	Principal Amount	Value
Aerospace - 0.7%
McKechnie Aerospace Holdings Ltd.:
Tranche 1LN, term loan 2.25% 5/11/14 (e)	$ 1,102,835	$ 1,020,122
Tranche 2LN, term loan 5.27% 5/11/15 pay-in-kind (e)	860,000	602,000
Sequa Corp. term loan 3.8435% 12/3/14 (e)	7,657,472	6,662,001
TransDigm, Inc. term loan 2.2894% 6/23/13 (e)	9,760,000	9,369,600
Wesco Aircraft Hardware Corp.:
Tranche 1LN, term loan 2.5% 9/29/13 (e)	1,556,000	1,454,860
Tranche 2LN, term loan 6% 3/28/14 (e)	570,000	441,750
		19,550,333
Air Transportation - 1.2%
Delta Air Lines, Inc.:
Tranche 1LN, term loan 8.75% 9/27/13 (e)	5,225,000	5,244,594
Tranche 1LN, Revolving Credit-Linked Deposit 2.2505% 4/30/12 (e)	9,860,978	8,998,142
Tranche 2LN, term loan 3.4994% 4/30/14 (e)	13,682,235	11,458,872
US Airways Group, Inc. term loan 2.7463% 3/23/14 (e)	15,955,000	10,450,525
		36,152,133
Automotive - 7.4%
AM General LLC:
term loan 6.0331% 4/17/12 (e)	24,671,272	21,710,720
Credit-Linked Deposit 3.2406% 9/30/12 (e)	444,716	409,138
Tranche B, term loan 3.2687% 9/30/13 (e)	9,752,132	8,971,961
Federal-Mogul Corp.:
Tranche B, term loan 2.1952% 12/27/14 (e)	58,104,750	44,450,134
Tranche C, term loan 2.1862% 12/27/15 (e)	29,645,281	22,752,753
Ford Motor Co. term loan 3.494% 12/15/13 (e)	68,131,625	59,955,830
Navistar International Corp.:
term loan 3.4963% 1/19/12 (e)	23,338,333	22,638,183
Credit-Linked Deposit 3.5406% 1/19/12 (e)	8,486,667	8,232,067
Oshkosh Co. Tranche B, term loan 6.4226% 12/6/13 (e)	9,404,416	9,398,774
Rexnord Corp. Tranche B, term loan 2.9309% 7/19/13 (e)	4,740,820	4,361,554
Visteon Corp. term loan 4.426% 6/13/13 (a)(e)	20,445,000	16,151,550
		219,032,664
Broadcasting - 2.6%
Nexstar Broadcasting, Inc. Tranche B, term loan 2.1321% 10/1/12 (e)	5,360,856	4,610,337
Floating Rate Loans (f) - continued
	Principal Amount	Value
Broadcasting - continued
Univision Communications, Inc. Tranche 1LN, term loan 2.5325% 9/29/14 (e)	$ 53,645,000	$ 45,061,800
VNU, Inc. term loan 2.2494% 8/9/13 (e)	30,859,380	28,776,372
		78,448,509
Cable TV - 5.2%
Charter Communications Operating LLC Tranche B 1LN, term loan 6.25% 3/6/14 (e)	74,773,719	70,661,165
CSC Holdings, Inc. Tranche B, term loan 2.0494% 3/31/13 (e)	38,299,742	36,672,003
Discovery Communications, Inc. term loan 2.2825% 5/14/14 (e)	14,693,997	14,289,912
Liberty Cablevision of Puerto Rico LTC term loan 2.2434% 6/15/14 (e)	2,003,875	1,603,100
San Juan Cable, Inc. Tranche 1LN, term loan 2.01% 10/31/12 (e)	5,339,676	4,965,899
UPC Broadband Holding BV:
Tranche N1, term loan 2.0113% 12/31/14 (e)	25,199,627	23,498,653
Tranche T, term loan 3.7613% 12/31/16 (e)	2,429,363	2,332,188
		154,022,920
Capital Goods - 1.5%
Baker Tanks, Inc. Tranche C, term loan 2.6531% 5/8/14 (e)	1,446,700	1,142,893
Chart Industries, Inc. Tranche B, term loan 2.25% 10/17/12 (e)	226,667	222,700
Dresser, Inc.:
Tranche 2LN, term loan 5.9938% 5/4/15 pay-in-kind (e)	18,963,460	16,403,393
Tranche B 1LN, term loan 2.6794% 5/4/14 (e)	8,108,052	7,540,488
EnergySolutions, Inc.:
Credit-Linked Deposit 4% 6/7/13 (e)	415,935	388,899
term loan 4.05% 6/7/13 (e)	9,615,229	9,471,001
Kinetek Industries, Inc. Tranche B 1LN, term loan 3.595% 11/10/13 (e)	1,186,123	711,674
Polypore, Inc. Tranche B, term loan 2.52% 7/3/14 (e)	9,953,403	9,306,432
		45,187,480
Chemicals - 2.2%
Ashland, Inc. Tranche B, term loan 6.65% 5/13/14 (e)	5,878,928	5,996,506
Celanese Holding LLC term loan 2.345% 4/2/14 (e)	6,849,962	6,438,964
Lyondell Chemical Co. term loan:
5.7986% 12/15/09 (e)	2,622,827	2,550,699
5.8028% 12/20/13 (e)	6,272,196	4,045,566
Floating Rate Loans (f) - continued
	Principal Amount	Value
Chemicals - continued
Lyondell Chemical Co. term loan: - continued
9.1679% 12/15/09 (e)(g)	$ 13,946,709	$ 14,539,444
Momentive Performance Materials, Inc. Tranche B1, term loan 2.5% 12/4/13 (e)	7,287,526	6,194,397
Nalco Co. term loan 5.9004% 5/6/16 (e)	9,367,925	9,555,284
Solutia, Inc. term loan 7.25% 2/28/14 (e)	15,794,903	16,110,801
		65,431,661
Consumer Products - 1.6%
Huish Detergents, Inc.:
Tranche 2LN, term loan 4.51% 10/26/14 (e)	4,710,000	4,474,500
Tranche B 1LN, term loan 2% 4/26/14 (e)	14,595,384	13,938,592
Jarden Corp.:
Tranche B1, term loan 2.0325% 1/24/12 (e)	1,563,797	1,516,883
Tranche B2, term loan 2.0325% 1/24/12 (e)	476,209	461,923
Tranche B4, term loan 3.5325% 1/26/15 (e)	2,322,616	2,316,809
KIK Custom Products, Inc. Tranche 1LN, term loan 2.5% 5/31/14 (e)	5,860,798	4,512,815
Simmons Bedding Co. Tranche D, term loan 10.5% 12/19/11 (e)	4,461,139	4,416,527
Sports Authority, Inc. Tranche B, term loan 2.5325% 5/3/13 (e)	20,818,584	14,781,195
		46,419,244
Containers - 1.4%
Anchor Glass Container Corp. term loan 6.75% 6/20/14 (e)	15,699,797	15,621,298
Crown Holdings, Inc.:
term loan B 1.9934% 11/15/12 (e)	1,940,000	1,901,200
Tranche B, term loan 1.9934% 11/15/12 (e)	11,009,500	10,789,310
Owens-Brockway Glass Container, Inc. Tranche B, term loan 1.7459% 6/14/13 (e)	14,528,048	14,237,487
		42,549,295
Diversified Financial Services - 4.1%
AlixPartners LLP Tranche C, term loan 2.3201% 10/12/13 (e)	17,388,892	16,867,225
AX Acquisition Corp. Tranche B1, term loan 3.7386% 8/15/14 (e)	7,673,400	7,035,587
BRSP LLC term loan 7.5% 6/24/14 (e)	10,315,000	9,721,888
DaimlerChrysler Financial Services Tranche 1LN, term loan 4.25% 8/3/12 (e)	19,413,164	18,442,506
Lender Processing Services, Inc. Tranche B, term loan 2.7463% 6/18/14 (e)	8,250,563	8,209,310
Floating Rate Loans (f) - continued
	Principal Amount	Value
Diversified Financial Services - continued
LPL Investment Holdings, Inc. Tranche D, term loan 2.0139% 6/28/13 (e)	$ 9,725,625	$ 9,142,088
Nuveen Investments, Inc. term loan 3.4957% 11/13/14 (e)	12,735,394	10,888,762
Royalty Pharma Finance Trust Tranche B, term loan 2.5325% 4/16/13 (e)	33,193,867	32,407,173
Tempus Public Foundation Generation Holdings LLC:
revolver loan 2.2897% 12/15/11 (e)	584,903	554,196
Credit-Linked Deposit 2.2825% 12/15/13 (e)	1,865,840	1,767,884
Tranche 1LN, term loan 2.2463% 12/15/13 (e)	5,073,058	4,806,722
Tranche 2LN, term loan 4.5041% 12/15/14 (e)	3,280,000	2,837,200
		122,680,541
Diversified Media - 0.5%
Advanstar, Inc. Tranche 1LN, term loan 2.5325% 5/31/14 (e)	4,682,225	3,230,735
Advantage Sales & Marketing LLC term loan 2.25% 3/29/13 (e)	2,059,104	1,961,296
Affinion Group, Inc. Tranche B, term loan 2.7606% 10/17/12 (e)	4,032,901	3,831,256
Muzak Holdings LLC term loan 8% 4/15/08 (e)	4,583,783	4,125,405
Quebecor Media, Inc. Tranche B, term loan 2.5094% 1/17/13 (e)	2,489,700	2,365,215
		15,513,907
Electric Utilities - 6.8%
Ashmore Energy International:
Revolving Credit-Linked Deposit 3.2463% 3/30/12 (e)	2,882,655	2,616,009
term loan 3.2825% 3/30/14 (e)	22,335,777	20,269,717
Bicent Power LLC Tranche 2LN, term loan 4.29% 12/31/14 (e)	7,570,000	5,071,900
Calpine Corp. Tranche D, term loan 3.165% 3/29/14 (e)	29,239,750	26,461,974
Energy Investors Funds term loan 1.9963% 4/11/14 (e)	3,667,360	3,465,656
MACH Gen LLC Credit-Linked Deposit 2.5975% 2/22/13 (e)	242,828	225,830
Mirant North America LLC term loan 1.9963% 1/3/13 (e)	11,554,015	11,005,199
Nebraska Energy, Inc. Tranche 2LN, term loan 5.125% 5/1/14 (e)	8,170,000	6,903,650
NRG Energy, Inc.:
term loan 2.0223% 2/1/13 (e)	4,190,912	3,960,412
Credit-Linked Deposit 2.2475% 2/1/13 (e)	2,264,395	2,139,854
Floating Rate Loans (f) - continued
	Principal Amount	Value
Electric Utilities - continued
Texas Competitive Electric Holdings Co. LLC Trance DD, term loan 3.7538% 10/10/14 (e)	$ 34,240,000	$ 26,108,000
Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance, Inc:
Tranche B1, term loan 3.7538% 10/10/14 (e)	8,751,595	6,782,486
Tranche B2, term loan 3.7539% 10/10/14 (e)	86,151,372	67,198,070
Tranche B3, term loan 3.7539% 10/10/14 (e)	23,465,179	18,126,851
		200,335,608
Energy - 1.0%
Alon USA, Inc. term loan 2.4963% 8/4/13 (e)	2,109,150	1,721,594
Antero Resources Corp. Tranche 2LN, term loan 4.76% 4/12/14 (e)	6,400,000	5,536,000
Coffeyville Resources LLC:
Credit-Linked Deposit 8.75% 12/28/10 (e)	324,324	314,595
Tranche D, term loan 8.4985% 12/28/13 (e)	2,598,405	2,520,453
Helix Energy Solutions Group, Inc. Tranche B, term loan 2.4174% 7/1/13 (e)	2,490,108	2,393,741
Nebraska Energy, Inc.:
Tranche 1LN, Credit-Linked Deposit 2.8125% 11/1/13 (e)	1,587,480	1,452,544
Tranche B 1LN, term loan 2.8125% 11/1/13 (e)	12,320,733	11,273,471
Targa Resources, Inc./Targa Resources Finance Corp.:
Credit-Linked Deposit 2.2825% 10/31/12 (e)	279,616	275,422
term loan 2.2463% 10/31/12 (e)	365,179	359,701
Venoco, Inc. Tranche 2LN, term loan 4.25% 5/7/14 (e)	5,093,201	4,329,221
		30,176,742
Entertainment/Film - 1.2%
LodgeNet Entertainment Corp. term loan 2.29% 4/4/14 (e)	4,630,190	4,074,567
MGM Holdings II, Inc.:
Tranche B, term loan 3.5106% 4/8/12 (e)	23,117,272	12,945,673
Tranche B1, term loan 3.5106% 4/8/12 (e)	5,511,686	3,086,544
National CineMedia LLC term loan 2.05% 2/13/15 (e)	16,210,000	15,318,450
		35,425,234
Environmental - 0.0%
Synagro Technologies, Inc. Tranche 1LN, term loan 2.24% 3/30/14 (e)	215,050	172,578
Food and Drug Retail - 1.8%
GNC Corp. term loan 2.6678% 9/16/13 (e)	23,277,361	21,531,559
Rite Aid Corp.:
Tranche ABL, term loan 2.0034% 6/4/14 (e)	29,059,757	25,427,287
Tranche B4, term loan 9.5% 6/15/15 (e)	5,000,000	5,225,000
		52,183,846
Floating Rate Loans (f) - continued
	Principal Amount	Value
Food/Beverage/Tobacco - 1.4%
Advance Food Co.:
Tranche 1LN, term loan 2% 3/16/14 (e)	$ 1,952,937	$ 1,855,291
Tranche DD 1LN, term loan 2% 3/16/14 (e)	168,673	160,239
Dean Foods Co. Tranche B, term loan 1.9732% 4/2/14 (e)	10,688,101	10,020,095
Jetro Holdings, Inc. term loan 2.4925% 7/2/14 (e)	15,043,781	14,592,468
Michael Foods, Inc. Tranche B, term loan 6.5% 5/1/14 (e)	1,787,775	1,805,653
Wm. Wrigley Jr. Co. Tranche B, term loan 6.5% 10/6/14 (e)	14,360,500	14,557,957
		42,991,703
Gaming - 4.0%
Centaur Gaming LLC:
Tranche 1LN, term loan 9.25% 10/30/12 (e)	6,925,024	6,024,771
Tranche 2LN, term loan 14.25% 10/30/12 (e)	2,912,997	950,365
Fantasy Springs Resort Casino term loan 12% 8/6/12 (e)	7,199,281	4,319,568
Greenwood Racing, Inc. term loan 2.5% 11/28/11 (e)	6,921,733	6,748,689
Harrah's Entertainment, Inc.:
Tranche B1, term loan 3.5038% 1/28/15 (e)	14,499,470	11,672,074
Tranche B2, term loan 3.5038% 1/28/15 (e)	5,000,000	4,037,500
Harrah's Operating Co., Inc. Tranche B4, term loan 9.5% 10/31/16 (e)	9,735,000	9,577,293
Kerzner International Ltd.:
term loan 3.5975% 9/1/13 (e)	28,146,497	14,108,432
Class DD, term loan 3.3321% 9/1/13 (e)	14,356,041	7,195,966
MGM Mirage, Inc. term loan 6% 10/3/11 (e)	12,365,000	11,437,625
Venetian Macau Ltd.:
Tranche B, term loan 5.79% 5/26/13 (e)	17,499,748	16,712,259
Tranche DD, term loan 5.79% 5/26/12 (e)	8,711,320	8,319,311
Venetian Macau US Finance, Inc. Tranche B, term loan 5.79% 5/25/13 (e)	19,452,976	18,577,592
		119,681,445
Healthcare - 9.8%
AMR HoldCo, Inc./EmCare HoldCo, Inc. term loan 2.2544% 2/7/12 (e)	8,564,410	8,200,423
Casella Waste Systems, Inc. Tranche B 1LN, term loan 7% 4/9/14 (e)	3,990,000	4,009,950
Community Health Systems, Inc.:
Tranche B, term loan 2.6107% 7/25/14 (e)	38,367,614	35,969,638
Tranche DD, term loan 2.4963% 7/25/14 (e)	1,957,921	1,835,551
Floating Rate Loans (f) - continued
	Principal Amount	Value
Healthcare - continued
Concentra Operating Corp. Tranche B 1LN, term loan 2.54% 6/25/14 (e)	$ 6,830,158	$ 6,352,047
DaVita, Inc. Tranche B1, term loan 1.8127% 10/5/12 (e)	9,045,432	8,683,615
Fresenius Medical Care Holdings, Inc.:
Tranche B 1LN, term loan 6.75% 9/10/14 (e)	7,279,053	7,370,041
Tranche B 2LN, term loan 6.75% 9/10/14 (e)	3,921,309	3,970,326
Golden Gate National Senior Care LLC:
Tranche 1LN, term loan 2.9963% 3/14/11 (e)	5,821,111	5,530,056
Tranche 2LN, term loan 7.9963% 9/14/11 (e)	9,060,000	8,154,000
Graceway Pharmaceuticals LLC:
Tranche B 1LN, term loan 2.9963% 5/3/12 (e)	7,035,273	5,557,865
Tranche B 2LN, term loan 6.7606% 5/3/13 (e)	11,785,000	4,065,825
HCA, Inc. Tranche B, term loan 2.5325% 11/17/13 (e)	89,770,965	83,486,985
HealthSouth Corp. term loan 2.5496% 3/10/13 (e)	7,687,345	7,341,415
Hologic, Inc. Tranche B, term loan 3.5% 3/31/13 (e)	1,876,594	1,810,913
Manor Care, Inc. term loan 2.7463% 12/21/14 (e)	9,367,359	8,805,317
Mylan, Inc. Tranche B, term loan 3.5504% 10/2/14 (e)	19,338,719	18,806,905
National Renal Institutes, Inc. Tranche B, term loan 5.3125% 3/31/13 (e)	9,327,353	7,648,429
PTS Acquisition Corp. term loan 2.4963% 4/10/14 (e)	15,856,828	13,795,441
Sheridan Healthcare, Inc.:
Tranche 1LN, term loan 2.6893% 6/15/14 (e)	20,827,299	18,900,774
Tranche 2LN, term loan 5.9963% 6/15/15 (e)	8,000,000	6,400,000
Sun Healthcare Group, Inc.:
Credit-Linked Deposit 2.5975% 4/19/13 (e)	1,903,817	1,789,588
Tranche B, term loan 2.6545% 4/19/14 (e)	8,996,770	8,456,963
Team Health, Inc. term loan 2.3744% 11/22/12 (e)	6,374,110	5,991,664
VWR Funding, Inc. term loan 2.7463% 6/29/14 (e)	7,481,250	6,938,859
		289,872,590
Homebuilding/Real Estate - 1.9%
Capital Automotive (REIT) Tranche B, term loan 2.02% 12/16/10 (e)	15,577,382	13,435,492
CB Richard Ellis Services, Inc. Tranche B1, term loan 6.5012% 12/20/15 (e)	8,552,273	8,381,227
General Growth Properties, Inc. Tranche A1, term loan 1.79% 2/24/10 (a)(e)	13,560,526	10,407,704
Realogy Corp.:
Credit-Linked Deposit 3.3088% 10/10/13 (e)	3,910,447	3,294,551
Tranche 2LN, term loan 13.5% 10/15/17	4,865,000	5,035,275
Floating Rate Loans (f) - continued
	Principal Amount	Value
Homebuilding/Real Estate - continued
Realogy Corp.: - continued
Tranche B, term loan 3.2544% 10/10/13 (e)	$ 14,524,516	$ 12,236,905
Tranche DD, term loan 3.3845% 10/10/13 (e)	4,987,277	4,189,313
		56,980,467
Insurance - 0.3%
USI Holdings Corp. Tranche B, term loan 3.04% 5/4/14 (e)	10,854,333	9,117,639
Leisure - 1.8%
24 Hour Fitness Worldwide, Inc. Tranche B, term loan 2.921% 6/8/12 (e)	6,989,298	6,360,261
Cannery Casino Resorts LLC:
term loan 2.4963% 5/18/13 (e)	2,332,878	1,959,618
Tranche B, term loan 2.4963% 5/18/13 (e)	2,454,967	2,062,172
London Arena & Waterfront Finance LLC Tranche A, term loan 2.765% 3/8/12 (e)	2,625,447	2,231,630
Six Flags, Inc. Tranche B, term loan 2.5951% 4/30/15 (e)	11,863,991	11,567,391
Southwest Sports Group, Inc. Tranche B, term loan 6.75% 12/22/10 (a)(e)	14,600,000	12,045,000
Universal City Development Partners Ltd. term loan 6% 6/9/11 (e)	16,599,366	16,433,372
		52,659,444
Metals/Mining - 0.3%
Oxbow Carbon LLC:
Tranche B, term loan 2.2695% 5/8/14 (e)	10,109,940	9,503,344
Tranche DD, term loan 2.2825% 5/8/14 (e)	728,111	684,425
		10,187,769
Paper - 0.9%
Georgia-Pacific Corp.:
Tranche B 1LN, term loan 2.3164% 12/20/12 (e)	5,723,232	5,501,457
Tranche C, term loan 3.588% 12/23/14 (e)	5,827,147	5,783,443
Graphic Packaging International, Inc. Tranche C, term loan 3.2653% 5/16/14 (e)	7,850,460	7,585,899
Smurfit-Stone Container Enterprises, Inc. term loan 2.9233% 11/11/11 (e)	7,575,012	7,309,887
		26,180,686
Publishing/Printing - 4.1%
Cengage Learning, Inc. Tranche B, term loan 2.75% 7/5/14 (e)	55,896,637	50,306,973
Cenveo Corp.:
Tranche C, term loan 4.7919% 6/21/13 (e)	18,234,645	17,541,728
Floating Rate Loans (f) - continued
	Principal Amount	Value
Publishing/Printing - continued
Cenveo Corp.: - continued
Tranche DD, term loan 4.7919% 6/21/13 (e)	$ 521,717	$ 501,891
Getty Images, Inc. term loan 6.25% 7/2/15 (e)	9,530,316	9,577,968
Idearc, Inc. Tranche B, term loan 3.4179% 11/17/14 (a)(e)	6,494,312	2,727,611
Newsday LLC term loan:
6.0094% 8/1/13 (e)	4,000,000	3,910,000
10.5% 8/1/13	8,000,000	8,310,400
Quebecor World, Inc. term loan 9% 7/12/12 (e)	5,185,000	5,172,038
The Reader's Digest Association, Inc. term loan:
4.4898% 3/2/14 (a)(e)	17,989,080	8,185,032
9.6666% 8/26/10 (e)(g)	1,640,000	1,689,200
Tribune Co. Tranche X, term loan 7.0838% 3/17/09 (a)(e)	8,655,238	4,197,790
Tribune Receivables LLC term loan 8.25% 4/10/10 (e)	4,450,000	4,472,250
Yell Group PLC Tranche B1, term loan 3.2825% 2/10/13 (e)	7,120,000	5,126,400
		121,719,281
Railroad - 0.4%
Helm Holding Corp. Tranche B 1LN, term loan 2.4945% 7/8/11 (e)	1,058,274	973,612
Kansas City Southern Railway Co. Tranche B, term loan 2.1428% 4/28/13 (e)	10,877,206	10,170,187
		11,143,799
Restaurants - 0.5%
Del Taco term loan 9.75% 3/29/13 (e)	5,246,817	4,590,965
NPC International, Inc. term loan 2.1334% 5/3/13 (e)	1,998,075	1,883,186
OSI Restaurant Partners, Inc.:
Credit-Linked Deposit 2.5512% 6/14/13 (e)	802,388	678,018
term loan 2.5679% 6/14/14 (e)	9,064,699	7,659,671
		14,811,840
Services - 3.8%
Adesa, Inc. term loan 2.5% 10/20/13 (e)	7,787,869	7,437,415
Affinion Group Holdings, Inc. term loan 8.2731% 3/1/12 (e)	5,238,252	4,519,961
ARAMARK Corp.:
Credit-Linked Deposit 2.3356% 1/26/14 (e)	797,583	741,752
term loan 2.1557% 1/26/14 (e)	12,151,205	11,300,621
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. term loan 4.24% 4/19/12 (e)	12,173,431	11,321,291
Floating Rate Loans (f) - continued
	Principal Amount	Value
Services - continued
Brand Energy & Infrastructure Services, Inc. Tranche B 1LN, term loan 2.3167% 2/7/14 (e)	$ 1,993,875	$ 1,829,380
Bright Horizons Family Solutions, Inc. Tranche B, term loan 6.25% 5/28/15 (e)	2,567,499	2,516,149
Central Parking Corp.:
Credit-Linked Deposit 2.563% 5/22/14 (e)	3,236,777	2,362,847
Tranche 2LN, term loan 4.8125% 11/22/14 (e)	1,950,000	955,500
Tranche B 1LN, term loan 2.5% 5/22/14 (e)	4,465,212	3,259,605
Educate, Inc.:
Tranche 1LN, term loan 2.8902% 6/14/13 (e)	104,192	98,982
Tranche 2LN, term loan 5.54% 6/14/14 (e)	2,700,000	2,322,000
Education Management LLC/Education Management Finance Corp. Tranche C, term loan 2.0625% 6/1/13 (e)	10,953,113	10,460,223
Florida Career College Holdings, Inc. Tranche B, term loan 3.0325% 6/7/13 (e)	8,254,425	6,768,629
Hertz Corp.:
Credit-Linked Deposit 2.0419% 12/21/12 (e)	2,898,844	2,717,666
Tranche B, term loan 2% 12/21/12 (e)	19,473,938	18,256,816
Rural/Metro Corp.:
Credit-Linked Deposit 3.74% 3/4/11 (e)	6,259,635	6,134,442
term loan 3.75% 3/4/11 (e)	6,918,645	6,780,272
Sedgwick CMS Holdings, Inc. Tranche B, term loan 2.5325% 1/31/13 (e)	1,130,494	1,062,664
West Corp.:
Tranche B2, term loan 2.6226% 10/24/13 (e)	4,734,278	4,473,893
Tranche B4, term loan 4.1226% 7/15/16 (e)	6,876,753	6,636,066
		111,956,174
Specialty Retailing - 1.7%
Burlington Coat Factory Warehouse Corp. term loan 2.565% 5/28/13 (e)	4,804,178	4,371,802
Claire's Stores, Inc. term loan 3.0325% 5/29/14 (e)	7,065,936	5,370,112
Michaels Stores, Inc. Tranche B1, term loan 2.5381% 10/31/13 (e)	13,743,564	12,231,772
Sally Holdings LLC Tranche B, term loan 2.5486% 11/16/13 (e)	9,151,777	8,739,947
Toys 'R' Us, Inc. term loan 4.4963% 7/19/12 (e)	20,000,000	19,150,000
		49,863,633
Steels - 0.4%
Edgen Murray Corp. term loan 3.1111% 5/11/14 (e)	9,286,250	6,825,394
Floating Rate Loans (f) - continued
	Principal Amount	Value
Steels - continued
Tube City IMS Corp.:
term loan 2.5325% 1/25/14 (e)	$ 4,559,502	$ 4,137,748
Revolving Credit-Linked Deposit 2.5975% 1/25/14 (e)	566,838	514,405
		11,477,547
Super Retail - 0.8%
Dollar General Corp. Tranche B1, term loan 3.1158% 7/6/14 (e)	16,019,850	15,619,354
Harbor Freight Tools USA, Inc. Tranche C, term loan 9.75% 2/12/13 (e)	1,036,505	1,041,688
J. Crew Group, Inc. term loan 2.0625% 5/15/13 (e)	3,026,465	2,784,347
PETCO Animal Supplies, Inc. term loan 2.5654% 10/26/13 (e)	5,807,571	5,633,343
		25,078,732
Technology - 7.9%
Affiliated Computer Services, Inc.:
term loan 2.2463% 3/20/13 (e)	8,393,606	8,341,146
Tranche B2, term loan 2.2461% 3/20/13 (e)	6,231,218	6,192,273
Avaya, Inc. term loan 3.1369% 10/26/14 (e)	4,852,539	3,954,819
First Data Corp.:
Tranche B1, term loan 2.9993% 9/24/14 (e)	14,702,405	12,680,825
Tranche B2, term loan 3.0355% 9/24/14 (e)	7,835,013	6,747,905
Tranche B3, term loan 3.0355% 9/24/14 (e)	17,203,613	14,795,107
Flextronics International Ltd.:
Tranche B A1, term loan 2.7594% 10/1/14 (e)	7,461,717	6,715,545
Tranche B-A, term loan 2.6866% 10/1/14 (e)	25,966,775	23,370,097
Freescale Semiconductor, Inc. term loan 2.0113% 12/1/13 (e)	45,145,245	36,003,333
Intergraph Corp.:
Tranche 1LN, term loan 2.3719% 5/29/14 (e)	14,832,753	14,202,361
Tranche 2LN, term loan 6.2934% 11/29/14 (e)	3,950,000	3,762,375
Kronos, Inc.:
Tranche 1LN, term loan 2.2825% 6/11/14 (e)	19,489,613	18,320,236
Tranche 2LN, term loan 6.0325% 6/11/15 (e)	30,920,000	26,745,800
Macrovision Solutions Corp. Tranche B, term loan 6% 5/1/13 (e)	3,805,860	3,805,860
Palm, Inc. Tranche B, term loan 3.79% 4/24/14 (e)	12,859,498	11,509,251
Serena Software, Inc. term loan 2.3219% 3/10/13 (e)	6,969,500	6,411,940
SunGard Data Systems, Inc. term loan 2.0038% 2/28/14 (e)	32,571,934	30,291,898
		233,850,771
Floating Rate Loans (f) - continued
	Principal Amount	Value
Telecommunications - 8.3%
Asurion Corp.:
Tranche 1LN, term loan 3.25% 7/3/14 (e)	$ 17,000,000	$ 16,214,600
Tranche 2LN, term loan 6.7459% 7/3/15 (e)	11,805,000	11,273,775
Consolidated Communications, Inc. term loan 2.75% 12/31/14 (e)	5,000,000	4,675,000
Crown Castle International Corp. Tranche B, term loan 1.7613% 3/6/14 (e)	5,060,250	4,788,262
Digicel International Finance Ltd.:
term loan 2.8125% 3/30/12 (e)	61,151,223	58,858,052
Tranche C, term loan 2.8125% 3/23/12 (e)	2,354,214	2,265,931
FairPoint Communications, Inc. Tranche B, term loan 5% 3/31/15 (e)	15,000,000	11,175,000
Intelsat Jackson Holdings Ltd. term loan 3.2531% 2/1/14 (e)	47,923,189	43,011,063
Intelsat Ltd. Tranche B, term loan 2.7531% 7/3/13 (e)	20,498,113	19,626,943
Knology, Inc. term loan 2.5106% 6/30/12 (e)	9,041,152	8,634,300
Level 3 Financing, Inc. term loan 2.6829% 3/13/14 (e)	29,770,000	26,310,726
Nuvox, Inc. Tranche B, term loan 3.5% 5/31/14 (e)	3,186,650	2,979,518
PanAmSat Corp.:
Tranche B2 A, term loan 2.7531% 1/3/14 (e)	6,873,041	6,546,572
Tranche B2 B, term loan 2.7531% 1/3/14 (e)	6,870,948	6,544,578
Tranche B2 C, term loan 2.7531% 1/3/14 (e)	6,870,948	6,544,578
Telesat Holding, Inc. term loan:
3.25% 10/31/14 (e)	357,814	343,501
3.25% 10/31/14 (e)	4,174,609	4,007,625
Wind Telecomunicazioni SpA:
Tranche B 1LN, term loan 3.9256% 5/26/13 (e)	2,355,000	2,237,250
Tranche C 1LN, term loan 4.9256% 5/26/14 (e)	2,355,000	2,237,250
Windstream Corp. Tranche B1, term loan 1.9675% 7/17/13 (e)	7,195,486	7,015,599
		245,290,123
Textiles & Apparel - 0.8%
Hanesbrands, Inc. Tranche B 1LN, term loan 5.4481% 9/5/13 (e)	3,232,537	3,240,618
Iconix Brand Group, Inc. term loan 2.5% 4/30/13 (e)	10,920,247	10,483,437
Levi Strauss & Co. term loan 2.5225% 4/4/14 (e)	11,550,000	10,539,375
		24,263,430
Floating Rate Loans (f) - continued
	Principal Amount	Value
Trucking & Freight - 0.6%
Swift Transportation Co., Inc. term loan 3.5625% 5/10/14 (e)	$ 18,595,000	$ 17,130,644
TOTAL FLOATING RATE LOANS (Cost $2,695,461,441)		2,637,540,412
Nonconvertible Bonds - 6.6%

Auto Parts Distribution - 0.0%
Affinia Group, Inc. 10.75% 8/15/16 (c)	890,000	950,075
Automotive - 0.5%
Ford Motor Credit Co. LLC 7.375% 10/28/09	4,500,000	4,477,500
General Motors Acceptance Corp. 6.875% 9/15/11	12,500,000	11,750,000
		16,227,500
Cable TV - 0.1%
Charter Communications Holdings II LLC/Charter Communications Holdings II Capital Corp. Series B, 10.25% 9/15/10 (a)	1,760,000	1,944,800
Capital Goods - 0.2%
Esco Corp. 4.174% 12/15/13 (c)(e)	5,250,000	4,620,000
Energy - 0.4%
SandRidge Energy, Inc. 4.2219% 4/1/14 (e)	12,000,000	10,680,000
Gaming - 0.7%
Chukchansi Economic Development Authority 4.9125% 11/15/12 (c)(e)	8,886,000	6,842,220
MGM Mirage, Inc.:
10.375% 5/15/14 (c)	3,350,000	3,584,500
11.125% 11/15/17 (c)	4,715,000	5,186,500
13% 11/15/13 (c)	4,720,000	5,428,000
		21,041,220
Insurance - 0.1%
USI Holdings Corp. 4.315% 11/15/14 (c)(e)	3,050,000	2,535,313
Leisure - 0.8%
Harrah's Escrow Corp. 11.25% 6/1/17 (c)	7,075,000	7,110,375
Universal City Development Partners Ltd./UCDP Finance, Inc. 11.75% 4/1/10	6,590,000	6,590,000
Universal City Florida Holding Co. I/II 5.2331% 5/1/10 (e)	9,990,000	9,590,400
		23,290,775
Metals/Mining - 1.1%
FMG Finance Property Ltd. 4.3606% 9/1/11 (c)(e)	15,065,000	14,839,025
Nonconvertible Bonds - continued
	Principal Amount	Value
Metals/Mining - continued
Freeport-McMoRan Copper & Gold, Inc. 4.995% 4/1/15 (e)	$ 9,420,000	$ 9,420,000
Teck Resources Ltd. 9.75% 5/15/14	6,590,000	7,232,525
		31,491,550
Paper - 0.2%
NewPage Corp. 11.375% 12/31/14 (c)	5,405,000	5,323,925
Services - 0.5%
ARAMARK Corp. 3.9831% 2/1/15 (e)	10,595,000	9,191,163
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 2.94% 5/15/14 (e)	7,975,000	6,140,750
		15,331,913
Technology - 1.2%
Avago Technologies Finance Ltd. 5.8606% 6/1/13 (e)	1,000,000	980,000
Avaya, Inc. 10.875% 11/1/15 pay-in-kind (b)(c)	9,730,000	7,626,192
Freescale Semiconductor, Inc. 4.174% 12/15/14 (e)	18,925,000	12,585,125
GeoEye, Inc. 9.625% 10/1/15 (c)(d)	1,150,000	1,164,375
Nortel Networks Corp. 9.0025% 7/15/11 (a)(e)	8,680,000	4,904,200
NXP BV 3.2594% 10/15/13 (e)	13,280,000	9,561,600
		36,821,492
Telecommunications - 0.6%
DigitalGlobe, Inc. 10.5% 5/1/14 (c)	3,635,000	3,871,275
Qwest Corp. 3.549% 6/15/13 (e)	10,540,000	9,854,900
Sprint Nextel Corp. 0.6831% 6/28/10 (e)	4,705,000	4,563,850
		18,290,025
Textiles & Apparel - 0.2%
Hanesbrands, Inc. 4.5925% 12/15/14 (e)	6,590,000	5,733,300
TOTAL NONCONVERTIBLE BONDS (Cost $204,102,132)		194,281,888
Cash Equivalents - 6.8%
	Maturity Amount	Value
Investments in repurchase agreements in a joint trading account at 0.03%, dated 9/30/09 due 10/1/09 (Collateralized by U.S. Treasury Obligations) # (Cost $202,743,000)	$ 202,743,179	$ 202,743,000
TOTAL INVESTMENT PORTFOLIO - 102.3% (Cost $3,102,306,573)		3,034,565,300
NET OTHER ASSETS - (2.3)%		(66,798,981)
NET ASSETS - 100%		$ 2,967,766,319
Legend
(a) Non-income producing - Issuer is in default.
(b) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $69,081,775 or 2.3% of net assets.

(d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(f) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(g) Position or a portion of the position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $5,194,139 and $5,408,057, respectively. The coupon rate will be determined at time of settlement.

# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$202,743,000 due 10/01/09 at 0.03%
BNP Paribas Securities Corp.	$ 6,534,315
Barclays Capital, Inc.	50,945,149
Credit Suisse Securities (USA) LLC	40,714,504
HSBC Securities (USA), Inc.	78,411,774
Morgan Stanley & Co., Inc.	26,137,258
$ 202,743,000
Other Information

The following is a summary of the inputs used, as of September 30, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Floating Rate Loans	$ 2,637,540,412	$ -	$ 2,632,272,114	$ 5,268,298
Corporate Bonds	194,281,888	-	194,281,888	-
Cash Equivalents	202,743,000	-	202,743,000	-
Total Investments in Securities:	$ 3,034,565,300	$ -	$ 3,029,297,002	$ 5,268,298
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities
Beginning Balance	$ 6,327,200
Total Realized Gain (Loss)	(2,329)
Total Unrealized Gain (Loss)	(2,232,833)
Cost of Purchases	9,281
Proceeds of Sales	(305,072)
Amortization/Accretion	45,702
Transfer in/out of Level 3	1,426,349
Ending Balance	$ 5,268,298
The change in unrealized gain (loss) attributable to Level 3 securities at September 30, 2009	(215,921)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2009
Assets
Investment in securities, at value (including repurchase agreements of $202,743,000) - See accompanying schedule: Unaffiliated issuers (cost $3,102,306,573)		$ 3,034,565,300
Cash		23,081,394
Receivable for investments sold		42,056,413
Receivable for fund shares sold		8,570
Interest receivable		13,359,137
Total assets		3,113,070,814

Liabilities
Payable for investments purchased Regular delivery	$ 136,994,540
Delayed delivery	1,118,513
Payable for fund shares redeemed	1,710
Distributions payable	7,185,023
Other payables and accrued expenses	4,709
Total liabilities		145,304,495

Net Assets		$ 2,967,766,319
Net Assets consist of:
Paid in capital		$ 3,035,507,592
Net unrealized appreciation (depreciation) on investments		(67,741,273)
Net Assets, for 32,672,537 shares outstanding		$ 2,967,766,319
Net Asset Value, offering price and redemption price per share ($2,967,766,319 ÷ 32,672,537 shares)		$ 90.83

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended September 30, 2009
Investment Income
Interest (including $49,838 from affiliated interfund lending)		$ 174,398,213

Expenses
Custodian fees and expenses	$ 13,058
Independent directors' compensation	17,319
Miscellaneous	16
Total expenses before reductions	30,393
Expense reductions	(24,193)	6,200
Net investment income		174,392,013
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		(137,098,190)
Change in net unrealized appreciation (depreciation) on: Investment securities		319,246,033
Net gain (loss)		182,147,843
Net increase (decrease) in net assets resulting from operations		$ 356,539,856

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended September 30, 2009	Year ended September 30, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 174,392,013	$ 180,590,742
Net realized gain (loss)	(137,098,190)	(43,336,377)
Change in net unrealized appreciation (depreciation)	319,246,033	(318,978,918)
Net increase (decrease) in net assets resulting from operations	356,539,856	(181,724,553)
Distributions to partners from net investment income	(135,852,141)	(170,362,113)
Affiliated share transactions Proceeds from sales of shares	530,758,127	935,550,819
Reinvestment of distributions	39,091,637	23,902,858
Cost of shares redeemed	(356,504,626)	(465,772,263)
Net increase (decrease) in net assets resulting from share transactions	213,345,138	493,681,414
Total increase (decrease) in net assets	434,032,853	141,594,748

Net Assets
Beginning of period	2,533,733,466	2,392,138,718
End of period	$ 2,967,766,319	$ 2,533,733,466
Other Information Shares
Sold	7,233,443	10,310,565
Issued in reinvestment of distributions	526,161	263,367
Redeemed	(4,967,439)	(5,198,777)
Net increase (decrease)	2,792,165	5,375,155

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,

2009

2008

2007

2006

2005 F

Selected Per-Share Data
Net asset value, beginning of period	$ 84.80	$ 97.62	$ 100.32	$ 100.61	$ 100.00
Income from Investment Operations
Net investment income D	5.517	6.638	7.633	6.947	4.001
Net realized and unrealized gain (loss)	4.831	(13.134)	(2.728)	(.538)	.396
Total from investment operations	10.348	(6.496)	4.905	6.409	4.397
Distributions to partners from net investment income	(4.318)	(6.324)	(7.605)	(6.699)	(3.787)
Net asset value, end of period	$ 90.83	$ 84.80	$ 97.62	$ 100.32	$ 100.61
Total Return B, C	13.45%	(6.98)%	5.00%	6.57%	4.47%
Ratios to Average Net Assets G
Expenses before reductions	-% E	-% E	-% E	.01%	.03% A
Expenses net of fee waivers, if any	-% E	-% E	-% E	.01%	.03% A
Expenses net of all reductions	-% E	-% E	-% E	.01%	.03% A
Net investment income	7.21%	7.18%	7.66%	6.94%	5.08% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,967,766	$ 2,533,733	$ 2,392,139	$ 1,545,370	$ 471,162
Portfolio turnover rate	36%	30%	65%	43%	48% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Amount represents less than .01%.

F For the period December 15, 2004 (commencement of operations) to September 30, 2005.

G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2009

1. Organization.

Fidelity Floating Rate Central Fund (the Fund) is a fund of Fidelity Central Investment Portfolios LLC (the LLC) and is authorized to issue an unlimited number of shares. The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company. Each Fund in the LLC is a separate partnership for tax purposes. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company (FMR), or its affiliates (the Investing Funds). The Board of Directors may permit the purchase of shares (for cash, securities or other consideration) and admit new Eligible Accredited Investors into each Fund, in accordance with the Partnership Agreement.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, November 19, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Directors to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of September 30, 2009, for the Fund's investments, as well as a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Debt securities, including restricted securities, are valued based on quotations received from dealers who make markets in such securities or by independent pricing services. For corporate bonds and floating rate loans, pricing services generally utilize matrix

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Security Valuation - continued

pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions. Actual prices received at disposition may differ.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Directors. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as Income in the accompanying financial statements.

Annual Report

2. Significant Accounting Policies - continued

Expenses. Most expenses of the LLC can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the LLC. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Partners. No provision has been made for federal income taxes because all income and expenses and gain/loss (realized and unrealized) are allocated daily to the partners, based on their capital balances, for inclusion in their individual income tax returns.

Distributions are declared daily and paid monthly from net investment income on a book basis, except for certain items such as market discount and term loan fee income which are deemed distributed based on allocations to the partners and are reclassified to paid in capital. Due to the Fund's partnership structure, paid in capital includes net realized gain/loss on investments.

There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years.

The federal tax cost of investments and unrealized appreciation (depreciation) as of period end were as follows:

Unrealized appreciation	$ 148,625,614
Unrealized depreciation	(181,642,875)
Net unrealized appreciation (depreciation)	$ (33,017,261)
Cost for federal income tax purposes	$ 3,067,582,561

3. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the

Annual Report

Notes to Financial Statements - continued

3. Operating Policies - continued

Repurchase Agreements - continued

collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including principal repayments of floating rate loans), other than short-term securities, aggregated $987,148,118 and $838,225,640, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. FMR Co., Inc. (FMRC), an affiliate of FMR, provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's management contract with FMRC, FMR pays FMRC a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract, FMR also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Directors, and certain exceptions such as interest expense.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program - continued

The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate
Lender	$ 13,496,659.65%

6. Expense Reductions.

FMR has voluntarily agreed to reimburse a portion of the Fund's operating expenses. For the period, the reimbursement reduced the expenses by $17,319.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $6,874.

7. Other.

The Fund's organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or an FMR affiliate were the owners of record of all the outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Directors of Fidelity Central Investment Portfolios LLC and Partners of Fidelity Floating Rate Central Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Floating Rate Central Fund (the Fund), a fund of Fidelity Central Investment Portfolios LLC, including the schedule of investments, as of September 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Floating Rate Central Fund as of September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 19, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of Fidelity Central Investment Portfolios LLC and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Mr. Curvey oversees 408 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 2004

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with Fidelity Central Investment Portfolios LLC or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2004

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2004

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Thomas C. Hense (45)

Year of Election or Appointment: 2008

Vice President of Fidelity's High Income and Small Cap Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (47)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Name, Age; Principal Occupation
John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Floating Rate Central Fund

Each year, the Board of Directors, including the Independent Directors (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Directors' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Directors with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Directors, including the Independent Directors, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and ultimately reached a determination, with the assistance of fund counsel and Independent Directors' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR Co., Inc., and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Directors also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, and the use of "soft" commission dollars to pay for research services.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts. The Board noted that the fund is designed to offer a liquid investment option for other investment companies and accounts managed by Fidelity Management & Research Company (FMR) or its affiliates and ultimately to enhance the performance of those investment companies and accounts.

Based on its review, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered that FMR pays the fund's management fee on behalf of the fund. The Board also noted that FMR bears all expenses of the fund, except expenses related to the fund's investment activities (primarily custody expenses). Based on its review, the Board concluded that the fund's net management fee and total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of each fund that invests in this fund.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund, except expenses related to the fund's investment activities.

Economies of Scale. The Board concluded that the realization of economies of scale was not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund, except expenses related to the fund's investment activities.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Fidelity® High Income
Central Fund 1

Annual Report

September 30, 2009

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

HP1-ANN-1109
1.807405.104

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2009	Past 1 year	Life of Fund A
Fidelity ® High Income Central Fund 1	13.45%	5.83%

A From November 12, 2004.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® High Income Central Fund 1 on November 12, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Merrill Lynch® U.S. High Yield Master II Constrained Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: High-yield bonds posted strong returns during the 12 months ending September 30, 2009, with the Merrill Lynch® U.S. High Yield Master II Constrained Index returning 22.73% for the year. During the first two months of the period, the U.S. economy was reeling and, in the aftermath of the collapse of investment bank Lehman Brothers, investors retreated sharply from investments well out on the risk spectrum. Even as the U.S. Treasury and the Federal Reserve Board worked to restore liquidity to the debt markets, high yield stumbled to its worst year ever in 2008. The pendulum started to swing the other way heading into 2009, largely due to evidence that federal intervention programs were having their desired effect. Starting from very low prices, high-yield bonds enjoyed their best quarter ever in the second quarter of 2009, which included April, the market's strongest month on record. Other factors that helped propel returns included: renewed investor confidence in the markets, which sparked interest in high-yield bonds and other investments that carry risk; signs that the market was working more normally again, including the ability of some high-yield firms to successfully access capital through new issuance; and improved performance by the equity markets.

Comments from Matthew Conti, Portfolio Manager of Fidelity® High Income Central Fund 1: The fund returned 13.45% for the year, underperforming the Merrill Lynch index. Unfavorable security selection hurt relative performance, especially among lower-rated issues, which outperformed the index as a whole. At the industry level, underweighting banks and thrifts hurt the most by far, followed by weak bond selection in energy and casino gaming. On the plus side, positive security and market selection in the paper, automotive and publishing/printing areas helped relative performance. In terms of individual securities, underweighting or not owning several strong-performing index constituents - most notably financing firms General Motors Acceptance Corp., Residential Capital and Ford Motor Credit, along with insurance giant American International Group (AIG) - detracted the most. Untimely ownership of Chaparral Energy, technology firm First Data and casino operator Las Vegas Sands also dampened results. Contributors included underweighting or not owning several underperforming index components, including General Motors, publishing/printing firm R.H. Donnelley and Dutch banking firm TurnAlem Finance. Timely ownership of cable-TV firm Charter Communications also helped, as did our stake in mining company Compass Minerals. Some securities mentioned here were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2009 to September 30, 2009).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During Period* April 1, 2009 to September 30, 2009
Actual	.0032%	$ 1,000.00	$ 1,267.20	$ .02
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,025.05	$ .02

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of September 30, 2009
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
HCA, Inc.	2.2	2.7
Chesapeake Energy Corp.	2.0	2.2
Ford Motor Credit Co. LLC	1.8	0.2
Digicel Group Ltd.	1.8	1.6
Ship Finance International Ltd.	1.8	1.7
	9.6
Top Five Market Sectors as of September 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Telecommunications	13.4	12.9
Energy	9.3	10.4
Electric Utilities	7.9	8.2
Healthcare	7.7	9.8
Technology	5.4	3.7
Quality Diversification (% of fund's net assets)
As of September 30, 2009	As of March 31, 2009
AAA,AA,A 0.0%	AAA,AA,A 0.1%
BBB 2.2%	BBB 4.3%
BB 35.4%	BB 37.7%
B 41.3%	B 39.3%
CCC,CC,C 15.4%	CCC,CC,C 12.2%
D 0.0%	D 0.1%
Not Rated 0.6%	Not Rated 1.6%
Equities 0.3%	Equities 0.5%
Interfund Loans 3.1%	Interfund Loans 0.0%
Short-Term Investments and Net Other Assets 1.7%	Short-Term Investments and Net Other Assets 4.2%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. All ratings are as of the report date and do not reflect subsequent downgrades.

Asset Allocation (% of fund's net assets)
As of September 30, 2009*		As of March 31, 2009**
	Interfund Loans 3.1%		Interfund Loans 0.0%
	Nonconvertible Bonds 86.6%		Nonconvertible Bonds 85.1%
	Convertible Bonds, Preferred Stocks 0.6%		Convertible Bonds, Preferred Stocks 0.9%
	Common Stocks 0.2%		Common Stocks 0.4%
	Floating Rate Loans 7.8%		Floating Rate Loans 9.3%
	Other Investments 0.0%		Other Investments 0.1%
	Short-Term Investments and Net Other Assets 1.7%		Short-Term Investments and Net Other Assets 4.2%
* Foreign investments	14.2%	** Foreign investments	13.8%

Annual Report

Investments September 30, 2009

Showing Percentage of Net Assets

Corporate Bonds - 87.1%
	Principal Amount	Value
Convertible Bonds - 0.5%
Energy - 0.2%
Chesapeake Energy Corp. 2.5% 5/15/37	$ 1,233,000	$ 1,119,811
Homebuilding/Real Estate - 0.1%
Ventas, Inc. 3.875% 11/15/11 (f)	530,000	564,376
Technology - 0.2%
Lucent Technologies, Inc. 2.875% 6/15/25	1,313,700	1,096,900
TOTAL CONVERTIBLE BONDS		2,781,087
Nonconvertible Bonds - 86.6%
Aerospace - 0.7%
BE Aerospace, Inc. 8.5% 7/1/18	675,000	691,875
Bombardier, Inc. 7.45% 5/1/34 (f)	340,000	296,650
Sequa Corp.:
11.75% 12/1/15 (f)	485,000	380,725
13.5% 12/1/15 pay-in-kind (f)	289,227	215,113
TransDigm, Inc. 7.75% 7/15/14 (f)	1,795,000	1,743,394
		3,327,757
Air Transportation - 2.1%
American Airlines, Inc. 10.5% 10/15/12 (f)	895,000	912,900
American Airlines, Inc. pass-thru trust certificates:
6.817% 5/23/11	1,605,000	1,508,700
6.977% 11/23/22	126,440	101,152
7.024% 4/15/11	655,000	653,363
8.608% 10/1/12	390,000	358,800
10.375% 7/2/19	870,000	935,250
Continental Airlines, Inc. pass-thru trust certificates:
7.566% 9/15/21	370,551	322,379
7.73% 9/15/12	203,400	191,196
7.875% 7/2/18	362,505	279,129
8.388% 5/1/22	231,708	201,586
9.798% 4/1/21	3,436,025	2,645,739
Delta Air Lines, Inc. pass-thru trust certificates:
7.57% 11/18/10	1,145,000	1,133,550
8.021% 8/10/22	351,436	253,912
8.954% 8/10/14	346,418	261,545
Northwest Airlines, Inc. pass-thru trust certificates 8.028% 11/1/17	263,419	208,101
United Air Lines, Inc. pass-thru trust certificates Class B, 7.336% 7/2/19	664,722	425,422
		10,392,724
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Automotive - 3.3%
ArvinMeritor, Inc. 8.125% 9/15/15	$ 1,480,000	$ 1,287,600
Ford Motor Co.:
6.375% 2/1/29	670,000	492,450
6.625% 10/1/28	1,135,000	805,850
7.45% 7/16/31	1,030,000	834,300
Ford Motor Credit Co. LLC:
7.25% 10/25/11	3,425,000	3,326,391
7.5% 8/1/12	1,655,000	1,597,075
8% 6/1/14	1,570,000	1,491,406
8% 12/15/16	1,010,000	937,044
12% 5/15/15	1,610,000	1,771,000
General Motors Acceptance Corp.:
6.875% 9/15/11	450,000	423,000
6.875% 8/28/12	1,290,000	1,173,900
GMAC LLC 6.625% 5/15/12	200,000	182,000
Tenneco, Inc. 8.625% 11/15/14	800,000	748,000
The Goodyear Tire & Rubber Co. 10.5% 5/15/16	1,020,000	1,106,700
TRW Automotive, Inc. 7% 3/15/14 (f)	415,000	377,650
		16,554,366
Banks and Thrifts - 1.5%
Bank of America Corp. 8.125% (g)	895,000	787,600
Citigroup Capital XXI 8.3% 12/21/77 (g)	775,000	682,000
Fifth Third Capital Trust IV 6.65% 4/15/37 (g)	1,140,000	769,500
GMAC LLC:
6.75% 12/1/14 (f)	2,345,000	1,993,250
6.875% 9/15/11 (f)	1,340,000	1,266,300
8% 11/1/31 (f)	1,600,000	1,288,000
Zions Bancorp 7.75% 9/23/14	1,060,000	948,700
		7,735,350
Broadcasting - 0.5%
Clear Channel Communications, Inc. 4.5% 1/15/10	490,000	465,500
Univision Communications, Inc. 12% 7/1/14 (f)	450,000	483,750
UPC Holding BV 9.875% 4/15/18 (f)	1,560,000	1,638,000
		2,587,250
Building Materials - 0.3%
Owens Corning:
6.5% 12/1/16	1,200,000	1,170,830
9% 6/15/19	340,000	363,800
		1,534,630
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Cable TV - 3.0%
Cablevision Systems Corp. 8.625% 9/15/17 (f)	$ 1,355,000	$ 1,392,263
Charter Communications Holdings I LLC/Charter Communications Holdings I Capital Corp. 11% 10/1/15 (b)	1,230,000	227,550
Charter Communications Holdings II LLC/Charter Communications Holdings II Capital Corp. 10.25% 9/15/10 (b)	455,000	511,875
CSC Holdings, Inc.:
6.75% 4/15/12	1,070,000	1,102,100
8.5% 4/15/14 (f)	920,000	970,600
8.5% 6/15/15 (f)	800,000	840,000
8.625% 2/15/19 (f)	1,275,000	1,351,500
EchoStar Communications Corp.:
6.375% 10/1/11	2,875,000	2,932,500
7% 10/1/13	2,355,000	2,355,000
7.125% 2/1/16	550,000	545,875
Kabel Deutschland GmbH 10.625% 7/1/14	1,275,000	1,332,375
Videotron Ltd.:
9.125% 4/15/18 (f)	780,000	842,400
9.125% 4/15/18	625,000	675,000
		15,079,038
Capital Goods - 1.6%
Case Corp. 7.25% 1/15/16	1,670,000	1,599,025
Case New Holland, Inc. 7.75% 9/1/13 (f)	1,725,000	1,716,375
Leucadia National Corp. 7.125% 3/15/17	1,185,000	1,137,600
RBS Global, Inc. / Rexnord Corp.:
9.5% 8/1/14	355,000	344,350
9.5% 8/1/14 (f)	222,000	213,120
11.75% 8/1/16	405,000	364,500
Sensus Metering Systems, Inc. 8.625% 12/15/13	2,235,000	2,279,700
Terex Corp. 8% 11/15/17	570,000	518,700
		8,173,370
Chemicals - 1.0%
Huntsman International LLC 5.5% 6/30/16 (f)	1,300,000	1,105,000
Nalco Co.:
7.75% 11/15/11	106,000	105,735
8.25% 5/15/17 (f)	1,250,000	1,321,875
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Chemicals - continued
NOVA Chemicals Corp.:
4.5375% 11/15/13 (g)	$ 845,000	$ 741,488
6.5% 1/15/12	1,850,000	1,817,625
		5,091,723
Consumer Products - 0.8%
Jostens Holding Corp. 10.25% 12/1/13	3,135,000	3,244,725
Revlon Consumer Products Corp. 9.5% 4/1/11	1,075,000	1,053,500
		4,298,225
Containers - 1.8%
Ball Corp. 7.125% 9/1/16	1,090,000	1,098,175
Berry Plastics Corp. 5.2594% 2/15/15 (g)	770,000	708,400
BWAY Corp. 10% 4/15/14 (f)	760,000	801,800
Crown Americas LLC/Crown Americas Capital Corp. 7.75% 11/15/15	240,000	244,200
Crown Cork & Seal, Inc.:
7.375% 12/15/26	2,755,000	2,431,288
8% 4/15/23	115,000	109,825
Greif, Inc. 6.75% 2/1/17	2,100,000	2,068,500
Owens-Brockway Glass Container, Inc. 7.375% 5/15/16	1,025,000	1,042,938
Owens-Illinois, Inc. 7.8% 5/15/18	460,000	460,000
		8,965,126
Department Stores - 0.1%
Neiman Marcus Group, Inc. 10.375% 10/15/15	515,000	442,900
Diversified Financial Services - 0.3%
Reliance Intermediate Holdings LP 9.5% 12/15/19 (f)	1,400,000	1,445,500
Sprint Capital Corp. 8.75% 3/15/32	135,000	127,575
		1,573,075
Diversified Media - 2.8%
Affinion Group, Inc.:
10.125% 10/15/13 (f)	505,000	518,888
11.5% 10/15/15	465,000	476,625
Interpublic Group of Companies, Inc.:
6.25% 11/15/14	565,000	534,631
10% 7/15/17 (f)	515,000	553,625
Lamar Media Corp.:
Series B, 6.625% 8/15/15	90,000	82,350
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Diversified Media - continued
Lamar Media Corp.: - continued
6.625% 8/15/15	$ 1,200,000	$ 1,116,000
9.75% 4/1/14	870,000	935,250
Liberty Media Corp.:
5.7% 5/15/13	680,000	644,300
8.25% 2/1/30	120,000	99,000
Nielsen Finance LLC/Nielsen Finance Co.:
0% 8/1/16 (c)	2,465,000	1,947,350
10% 8/1/14	1,605,000	1,621,050
11.5% 5/1/16	1,050,000	1,113,000
11.625% 2/1/14	2,625,000	2,789,063
Quebecor Media, Inc.:
7.75% 3/15/16	790,000	754,450
7.75% 3/15/16	1,010,000	964,550
		14,150,132
Electric Utilities - 6.5%
AES Corp.:
7.75% 3/1/14	555,000	557,775
7.75% 10/15/15	1,945,000	1,954,725
8% 10/15/17	905,000	909,525
9.75% 4/15/16 (f)	700,000	763,000
Aquila, Inc. 11.875% 7/1/12 (g)	70,000	80,833
Calpine Construction Finance Co. LP 8% 6/1/16 (f)	1,365,000	1,392,300
Dynegy Holdings, Inc. 8.375% 5/1/16	260,000	239,200
Edison Mission Energy:
7% 5/15/17	565,000	471,775
7.2% 5/15/19	1,100,000	888,250
7.625% 5/15/27	890,000	627,450
Energy Future Holdings:
10.875% 11/1/17	2,265,000	1,721,400
12% 11/1/17 pay-in-kind (g)	1,752,600	1,084,859
Intergen NV 9% 6/30/17 (f)	1,810,000	1,864,300
IPALCO Enterprises, Inc. 7.25% 4/1/16 (f)	495,000	496,238
Mirant Americas Generation LLC:
8.5% 10/1/21	1,640,000	1,410,400
9.125% 5/1/31	1,460,000	1,219,100
NiSource Finance Corp. 10.75% 3/15/16	775,000	911,169
NRG Energy, Inc.:
7.25% 2/1/14	2,220,000	2,197,800
7.375% 2/1/16	750,000	723,750
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Electric Utilities - continued
NRG Energy, Inc.: - continued
7.375% 1/15/17	$ 2,135,000	$ 2,065,613
NSG Holdings II, LLC 7.75% 12/15/25 (f)	2,535,000	2,268,825
RRI Energy, Inc.:
6.75% 12/15/14	709,000	728,498
7.625% 6/15/14	4,265,000	4,185,031
7.875% 6/15/17	210,000	205,013
Tenaska Alabama Partners LP 7% 6/30/21 (f)	644,380	579,942
Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance, Inc.:
Series A, 10.25% 11/1/15	1,365,000	986,213
Series B, 10.25% 11/1/15	1,995,000	1,416,450
11.25% 11/1/16 pay-in-kind	1,827,187	1,182,281
		33,131,715
Energy - 9.1%
Ashland, Inc. 9.125% 6/1/17 (f)	525,000	561,750
Atlas Pipeline Partners LP 8.125% 12/15/15	1,140,000	900,600
Berry Petroleum Co. 10.25% 6/1/14	470,000	493,500
Chesapeake Energy Corp.:
6.5% 8/15/17	550,000	503,250
6.875% 1/15/16	200,000	189,000
7.25% 12/15/18	1,540,000	1,455,300
7.5% 9/15/13	1,175,000	1,169,125
7.5% 6/15/14	805,000	795,944
7.625% 7/15/13	445,000	445,000
9.5% 2/15/15	4,540,000	4,778,350
Compagnie Generale de Geophysique SA:
7.5% 5/15/15	390,000	388,050
7.75% 5/15/17	605,000	600,463
9.5% 5/15/16 (f)	1,140,000	1,205,550
Denbury Resources, Inc. 9.75% 3/1/16	1,415,000	1,499,900
Dynegy Holdings, Inc. 8.75% 2/15/12	40,000	40,800
El Paso Corp. 8.25% 2/15/16	390,000	399,750
El Paso Performance-Linked Trust 7.75% 7/15/11 (f)	905,000	907,263
Forest Oil Corp.:
7.25% 6/15/19	1,445,000	1,358,300
7.75% 5/1/14	765,000	745,875
8.5% 2/15/14 (f)	1,820,000	1,833,650
Frontier Oil Corp. 8.5% 9/15/16	1,395,000	1,428,131
Helix Energy Solutions Group, Inc. 9.5% 1/15/16 (f)	445,000	447,225
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Energy - continued
Hilcorp Energy I LP/Hilcorp Finance Co. 7.75% 11/1/15 (f)	$ 1,645,000	$ 1,554,525
Inergy LP/Inergy Finance Corp. 8.75% 3/1/15 (f)	950,000	969,000
Newfield Exploration Co. 7.125% 5/15/18	1,795,000	1,795,000
Parker Drilling Co. 9.625% 10/1/13	755,000	748,394
Petrohawk Energy Corp.:
7.875% 6/1/15	410,000	403,850
9.125% 7/15/13	605,000	621,638
10.5% 8/1/14 (f)	1,355,000	1,456,625
Petroleum Development Corp. 12% 2/15/18	615,000	605,775
Pioneer Natural Resources Co. 6.65% 3/15/17	720,000	684,000
Plains Exploration & Production Co.:
7% 3/15/17	3,175,000	3,032,125
10% 3/1/16	1,515,000	1,628,625
Quicksilver Resources, Inc.:
7.125% 4/1/16	905,000	785,088
9.125% 8/15/19	945,000	945,000
11.75% 1/1/16	1,030,000	1,135,575
Range Resources Corp. 7.375% 7/15/13	4,235,000	4,277,350
SandRidge Energy, Inc.:
4.2219% 4/1/14 (g)	125,000	111,250
8.625% 4/1/15 pay-in-kind (g)	870,000	861,300
Southwestern Energy Co. 7.5% 2/1/18	1,175,000	1,192,625
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 11.25% 7/15/17 (f)	1,095,000	1,149,750
		46,104,271
Entertainment/Film - 0.6%
AMC Entertainment, Inc. 8.75% 6/1/19	1,315,000	1,354,450
Marquee Holdings, Inc. 12% 8/15/14 (d)	320,000	267,200
Regal Cinemas Corp. 8.625% 7/15/19 (f)	1,200,000	1,236,000
		2,857,650
Environmental - 0.1%
Clean Harbors, Inc. 7.625% 8/15/16 (f)	490,000	499,800
Food and Drug Retail - 0.7%
Albertsons, Inc.:
7.75% 6/15/26	170,000	151,300
8% 5/1/31	1,045,000	937,888
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Food and Drug Retail - continued
SUPERVALU, Inc.:
7.5% 11/15/14	$ 220,000	$ 221,100
8% 5/1/16	1,430,000	1,480,050
The Great Atlantic & Pacific Tea Co. 11.375% 8/1/15 (f)	1,065,000	1,080,975
		3,871,313
Food/Beverage/Tobacco - 2.5%
Constellation Brands, Inc.:
7.25% 9/1/16	2,990,000	2,975,050
7.25% 5/15/17	1,025,000	1,019,875
8.375% 12/15/14	885,000	922,613
Dean Foods Co.:
6.9% 10/15/17	1,505,000	1,414,700
7% 6/1/16	2,035,000	1,938,338
Del Monte Corp. 7.5% 10/15/19 (f)	1,400,000	1,414,000
Dole Food Co., Inc. 8% 10/1/16 (f)	1,345,000	1,350,044
National Beef Packing Co. LLC/National Beef Finance Corp. 10.5% 8/1/11	1,145,000	1,133,550
Smithfield Foods, Inc. 10% 7/15/14 (f)	480,000	501,600
		12,669,770
Gaming - 2.7%
Ameristar Casinos, Inc. 9.25% 6/1/14 (f)	970,000	1,008,800
Mohegan Tribal Gaming Authority:
6.125% 2/15/13	2,350,000	1,944,625
6.875% 2/15/15	100,000	67,750
7.125% 8/15/14	485,000	354,050
Penn National Gaming, Inc. 8.75% 8/15/19 (f)	1,010,000	1,007,475
Pinnacle Entertainment, Inc. 8.625% 8/1/17 (f)	1,155,000	1,165,106
Scientific Games Corp.:
7.875% 6/15/16 (f)	670,000	659,950
9.25% 6/15/19 (f)	890,000	941,175
Seminole Hard Rock Entertainment, Inc. 2.799% 3/15/14 (f)(g)	665,000	535,325
Seneca Gaming Corp.:
Series B, 7.25% 5/1/12	940,000	869,500
7.25% 5/1/12	1,070,000	989,750
Snoqualmie Entertainment Authority:
4.68% 2/1/14 (f)(g)	800,000	392,000
9.125% 2/1/15 (f)	355,000	188,150
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Gaming - continued
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.:
6.625% 12/1/14	$ 1,524,000	$ 1,447,800
6.625% 12/1/14	2,200,000	2,079,000
		13,650,456
Healthcare - 7.6%
Biomet, Inc.:
10% 10/15/17	1,770,000	1,880,625
10.375% 10/15/17 pay-in-kind (g)	485,000	512,888
11.625% 10/15/17	2,240,000	2,441,600
Community Health Systems, Inc. 8.875% 7/15/15	3,855,000	3,951,375
DJO Finance LLC / DJO Finance Corp. 10.875% 11/15/14	3,525,000	3,586,688
HCA, Inc.:
6.5% 2/15/16	2,080,000	1,840,800
7.875% 2/15/20 (f)	850,000	853,188
8.5% 4/15/19 (f)	1,740,000	1,813,950
9.125% 11/15/14	2,415,000	2,487,450
9.25% 11/15/16	2,685,000	2,758,838
9.625% 11/15/16 pay-in-kind (g)	1,456,000	1,514,240
9.875% 2/15/17 (f)	240,000	254,400
HealthSouth Corp. 10.75% 6/15/16	855,000	927,675
Inverness Medical Innovations, Inc.:
7.875% 2/1/16 (f)	465,000	452,213
9% 5/15/16	1,340,000	1,331,625
Omega Healthcare Investors, Inc.:
7% 4/1/14	3,780,000	3,676,050
7% 1/15/16	435,000	411,075
Psychiatric Solutions, Inc.:
7.75% 7/15/15	455,000	437,938
7.75% 7/15/15 (f)	375,000	353,438
Service Corp. International 7.5% 4/1/27	1,790,000	1,597,575
Tenet Healthcare Corp. 8.875% 7/1/19 (f)	460,000	484,150
Valeant Pharmaceuticals International 8.375% 6/15/16 (f)	1,100,000	1,116,500
Ventas Realty LP:
6.5% 6/1/16	1,400,000	1,351,000
6.5% 6/1/16	215,000	207,475
6.625% 10/15/14	960,000	933,600
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Healthcare - continued
Viant Holdings, Inc. 10.125% 7/15/17 (f)	$ 1,244,000	$ 1,169,360
VWR Funding, Inc. 11.25% 7/15/15 pay-in-kind (d)	515,000	461,247
		38,806,963
Homebuilding/Real Estate - 2.1%
American Real Estate Partners/American Real Estate Finance Corp.:
7.125% 2/15/13	2,235,000	2,151,188
8.125% 6/1/12	4,119,872	4,083,823
D.R. Horton, Inc. 6.5% 4/15/16	400,000	393,500
KB Home 5.875% 1/15/15	345,000	327,750
Lennar Corp. 12.25% 6/1/17	760,000	919,600
Ryland Group, Inc. 8.4% 5/15/17	875,000	927,500
Toys 'R' Us Property Co. I LLC 10.75% 7/15/17 (f)	1,590,000	1,705,275
		10,508,636
Hotels - 1.4%
Host Hotels & Resorts LP:
6.875% 11/1/14	130,000	126,100
9% 5/15/17 (f)	1,025,000	1,086,500
Host Marriott LP 7.125% 11/1/13	2,530,000	2,498,375
ITT Corp. 7.375% 11/15/15	320,000	315,200
Starwood Hotels & Resorts Worldwide, Inc.:
6.25% 2/15/13	1,230,000	1,211,550
7.875% 5/1/12	555,000	575,813
7.875% 10/15/14	1,240,000	1,298,900
		7,112,438
Insurance - 0.0%
Unum Group 7.125% 9/30/16	12,000	12,142
Leisure - 1.9%
Harrah's Escrow Corp. 11.25% 6/1/17 (f)	1,205,000	1,211,025
Royal Caribbean Cruises Ltd.:
11.875% 7/15/15	660,000	732,600
yankee:
7% 6/15/13	1,045,000	995,363
7.25% 6/15/16	1,345,000	1,197,050
7.5% 10/15/27	2,180,000	1,621,375
Speedway Motorsports, Inc. 8.75% 6/1/16 (f)	665,000	703,238
Town Sports International Holdings, Inc. 11% 2/1/14	1,629,000	847,080
Universal City Development Partners Ltd./UCDP Finance, Inc. 11.75% 4/1/10	225,000	225,000
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Leisure - continued
Universal City Florida Holding Co. I/II:
5.2331% 5/1/10 (g)	$ 1,700,000	$ 1,632,000
8.375% 5/1/10	260,000	254,800
		9,419,531
Metals/Mining - 3.4%
Arch Coal, Inc. 8.75% 8/1/16 (f)	710,000	733,075
Arch Western Finance LLC 6.75% 7/1/13	1,015,000	974,400
Compass Minerals International, Inc. 8% 6/1/19 (f)	1,240,000	1,253,950
Crown Americas LLC/Capital Corp. II 7.625% 5/15/17 (f)	635,000	638,175
Drummond Co., Inc. 7.375% 2/15/16 (f)	2,530,000	2,175,800
FMG Finance Property Ltd.:
10% 9/1/13 (f)	1,055,000	1,113,025
10.625% 9/1/16 (f)	1,225,000	1,323,000
Freeport-McMoRan Copper & Gold, Inc.:
4.995% 4/1/15 (g)	50,000	50,000
8.25% 4/1/15	2,980,000	3,162,525
8.375% 4/1/17	2,380,000	2,543,625
Massey Energy Co. 6.875% 12/15/13	2,005,000	1,934,825
Teck Resources Ltd.:
10.25% 5/15/16	685,000	770,625
10.75% 5/15/19	685,000	794,600
		17,467,625
Paper - 2.2%
Cascades, Inc. 7.25% 2/15/13	990,000	970,200
Domtar Corp.:
5.375% 12/1/13	365,000	339,450
7.125% 8/15/15	1,110,000	1,082,250
7.875% 10/15/11	41,000	41,820
10.75% 6/1/17	1,135,000	1,271,200
Georgia-Pacific Corp. 7% 1/15/15 (f)	2,260,000	2,209,150
Georgia-Pacific LLC 8.25% 5/1/16 (f)	253,364	262,865
Graphic Packaging International, Inc. 9.5% 6/15/17 (f)	780,000	824,850
NewPage Corp. 11.375% 12/31/14 (f)	1,370,000	1,349,450
Rock-Tenn Co.:
9.25% 3/15/16	1,700,000	1,814,750
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Paper - continued
Rock-Tenn Co.: - continued
9.25% 3/15/16 (f)	$ 245,000	$ 261,538
Verso Paper Holdings LLC/ Verso Paper, Inc. 11.5% 7/1/14 (f)	835,000	868,400
		11,295,923
Publishing/Printing - 0.4%
TL Acquisitions, Inc.:
10.5% 1/15/15 (f)	1,850,000	1,755,280
13.25% 7/15/15 (f)	475,000	445,313
		2,200,593
Railroad - 0.0%
Kansas City Southern Railway Co. 8% 6/1/15	245,000	249,900
Restaurants - 0.7%
Carrols Corp. 9% 1/15/13	835,000	835,000
Landry's Restaurants, Inc. 14% 8/15/11	830,000	832,075
Wendy's/Arby's Restaurants LLC 10% 7/15/16 (f)	1,580,000	1,670,850
		3,337,925
Services - 2.3%
ARAMARK Corp.:
3.9831% 2/1/15 (g)	1,110,000	962,925
8.5% 2/1/15	1,615,000	1,627,113
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.:
7.625% 5/15/14	980,000	872,200
7.75% 5/15/16	1,595,000	1,379,675
FTI Consulting, Inc.:
7.625% 6/15/13	1,585,000	1,573,113
7.75% 10/1/16	760,000	744,800
Hertz Corp.:
8.875% 1/1/14	1,440,000	1,447,200
10.5% 1/1/16	880,000	910,800
Iron Mountain, Inc.:
6.625% 1/1/16	600,000	579,000
7.75% 1/15/15	195,000	196,463
8% 6/15/20	240,000	241,800
JohnsonDiversey Holdings, Inc. 10.67% 5/15/13	165,000	156,750
JohnsonDiversey, Inc. 9.625% 5/15/12	335,000	340,025
Rural/Metro Corp. 0% 3/15/16 (c)	470,000	446,500
ServiceMaster Co. 10.75% 7/15/15 pay-in-kind (f)	450,000	429,750
		11,908,114
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Shipping - 3.3%
Navios Maritime Holdings, Inc. 9.5% 12/15/14	$ 2,075,000	$ 1,960,875
Overseas Shipholding Group, Inc.:
7.5% 2/15/24	240,000	201,000
8.75% 12/1/13	290,000	283,475
Ship Finance International Ltd. 8.5% 12/15/13	9,465,000	8,991,750
Teekay Corp. 8.875% 7/15/11	4,970,000	5,112,888
		16,549,988
Specialty Retailing - 0.2%
Ltd. Brands, Inc. 8.5% 6/15/19 (f)	575,000	600,875
Sally Holdings LLC 9.25% 11/15/14	650,000	672,750
		1,273,625
Steels - 0.7%
Steel Dynamics, Inc.:
6.75% 4/1/15	980,000	935,900
7.375% 11/1/12	2,080,000	2,080,000
Tube City IMS Corp. 9.75% 2/1/15	775,000	627,750
		3,643,650
Super Retail - 0.7%
Federated Retail Holdings, Inc. 5.9% 12/1/16	945,000	865,801
Macy's Retail Holdings, Inc. 8.875% 7/15/15	845,000	881,504
Neiman Marcus Group, Inc. 9% 10/15/15 pay-in-kind (d)	536,459	447,340
Toys 'R' Us, Inc.:
7.375% 10/15/18	100,000	87,000
7.625% 8/1/11	1,260,000	1,234,800
		3,516,445
Technology - 3.8%
Amkor Technology, Inc.:
7.75% 5/15/13	2,170,000	2,159,150
9.25% 6/1/16	2,145,000	2,193,263
Ceridian Corp. 11.25% 11/15/15	830,000	744,925
Jabil Circuit, Inc.:
7.75% 7/15/16	1,340,000	1,360,100
8.25% 3/15/18	225,000	228,375
Lucent Technologies, Inc.:
6.45% 3/15/29	1,055,000	803,119
6.5% 1/15/28	2,150,000	1,636,688
Seagate Technology HDD Holdings:
6.375% 10/1/11	650,000	650,000
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Technology - continued
Seagate Technology HDD Holdings: - continued
6.8% 10/1/16	$ 1,690,000	$ 1,537,900
Seagate Technology International 10% 5/1/14 (f)	310,000	335,575
Terremark Worldwide, Inc. 12% 6/15/17 (f)	1,580,000	1,722,200
Xerox Capital Trust I 8% 2/1/27	6,230,000	6,089,825
		19,461,120
Telecommunications - 13.2%
Cincinnati Bell, Inc.:
7.25% 7/15/13	505,000	490,481
8.25% 10/15/17	1,165,000	1,148,247
8.375% 1/15/14	2,030,000	2,009,700
Citizens Communications Co.:
7.875% 1/15/27	425,000	384,625
9% 8/15/31	1,020,000	999,600
Cleveland Unlimited, Inc. 12% 12/15/10 (f)(g)	585,000	579,150
Cricket Communications, Inc.:
7.75% 5/15/16 (f)	1,355,000	1,368,550
9.375% 11/1/14	1,215,000	1,233,225
10% 7/15/15	735,000	757,050
Digicel Group Ltd.:
8.875% 1/15/15 (f)	4,280,000	3,991,100
9.125% 1/15/15 pay-in-kind (f)(g)	485,000	454,688
9.25% 9/1/12 (f)	3,015,000	3,060,225
12% 4/1/14 (f)	1,355,000	1,510,825
DigitalGlobe, Inc. 10.5% 5/1/14 (f)	620,000	660,300
Frontier Communications Corp.:
8.125% 10/1/18	1,670,000	1,680,438
8.25% 5/1/14	1,070,000	1,102,100
Intelsat Bermuda Ltd. 12.5% 2/4/17 pay-in-kind (d)(f)	828,750	757,213
Intelsat Jackson Holdings Ltd.:
9.5% 6/15/16	3,290,000	3,454,500
11.5% 6/15/16	1,390,000	1,480,350
Intelsat Ltd.:
6.5% 11/1/13	2,880,000	2,656,800
7.625% 4/15/12	1,725,000	1,677,563
11.25% 6/15/16	580,000	622,050
Intelsat Subsidiary Holding Co. Ltd.:
8.5% 1/15/13	500,000	506,250
8.875% 1/15/15 (f)	245,000	249,288
8.875% 1/15/15	1,225,000	1,246,438
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Telecommunications - continued
MetroPCS Wireless, Inc.:
9.25% 11/1/14	$ 1,885,000	$ 1,927,413
9.25% 11/1/14	1,210,000	1,231,175
Nextel Communications, Inc.:
5.95% 3/15/14	1,745,000	1,544,325
6.875% 10/31/13	1,805,000	1,674,138
7.375% 8/1/15	1,450,000	1,301,375
NII Capital Corp. 10% 8/15/16 (f)	1,130,000	1,172,375
Orascom Telecom Finance SCA 7.875% 2/8/14 (f)	1,605,000	1,532,775
Qwest Capital Funding, Inc. 7.25% 2/15/11	730,000	730,000
Qwest Communications International, Inc.:
7.5% 2/15/14	180,000	177,750
7.5% 2/15/14	525,000	518,438
8% 10/1/15 (f)	1,640,000	1,637,950
Qwest Corp.:
3.549% 6/15/13 (g)	1,400,000	1,309,000
7.5% 10/1/14	955,000	959,775
7.625% 6/15/15	370,000	374,625
8.375% 5/1/16 (f)	1,530,000	1,575,900
Sprint Capital Corp.:
6.875% 11/15/28	2,105,000	1,757,675
7.625% 1/30/11	1,410,000	1,443,488
8.375% 3/15/12	1,170,000	1,208,025
Sprint Nextel Corp.:
6% 12/1/16	2,345,000	2,092,913
8.375% 8/15/17	1,450,000	1,442,750
Time Warner Telecom Holdings, Inc. 9.25% 2/15/14	2,430,000	2,502,900
U.S. West Communications:
6.875% 9/15/33	225,000	182,250
7.5% 6/15/23	1,750,000	1,513,750
Wind Acquisition Finance SA 11.75% 7/15/17 (f)	2,070,000	2,328,750
Windstream Corp. 7.875% 11/1/17 (f)	1,090,000	1,085,913
		67,306,184
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Textiles & Apparel - 0.7%
Hanesbrands, Inc. 4.5925% 12/15/14 (g)	$ 1,670,000	$ 1,452,900
Levi Strauss & Co. 9.75% 1/15/15	1,990,000	2,049,700
		3,502,600
TOTAL NONCONVERTIBLE BONDS		440,264,043
TOTAL CORPORATE BONDS (Cost $411,820,350)		443,045,130
Commercial Mortgage Securities - 0.0%

Berkeley Federal Bank & Trust FSB Series 1994-1 Class B, 0.1712% 8/1/24 (f)(g) (Cost $525,041)	692,601	263,188
Common Stocks - 0.2%
	Shares
Textiles & Apparel - 0.2%
Arena Brands Holding Corp. Class B (a)(h) (Cost $5,834,134)	144,445	947,559
Convertible Preferred Stocks - 0.1%

Electric Utilities - 0.1%
AES Trust III 6.75% (Cost $329,167)	6,600	292,644
Floating Rate Loans - 7.8%
	Principal Amount
Air Transportation - 0.5%
Delta Air Lines, Inc. Tranche 2LN, term loan 3.4994% 4/30/14 (g)	$ 849,979	711,857
United Air Lines, Inc. Tranche B, term loan 2.25% 2/1/14 (g)	2,356,611	1,767,458
		2,479,315
Automotive - 1.2%
Federal-Mogul Corp.:
Tranche B, term loan 2.1952% 12/27/14 (g)	1,682,200	1,286,883
Tranche C, term loan 2.1862% 12/27/15 (g)	998,228	766,140
Floating Rate Loans - continued
	Principal Amount	Value
Automotive - continued
Ford Motor Co. term loan 3.494% 12/15/13 (g)	$ 3,739,426	$ 3,290,695
The Goodyear Tire & Rubber Co. Tranche 2LN, term loan 2% 4/30/14 (g)	680,000	629,000
		5,972,718
Broadcasting - 0.3%
Univision Communications, Inc. Tranche 1LN, term loan 2.5325% 9/29/14 (g)	1,755,000	1,474,200
Cable TV - 0.5%
Charter Communications Operating LLC Tranche B 1LN, term loan 6.25% 3/6/14 (g)	2,598,067	2,455,174
Capital Goods - 0.1%
Dresser, Inc. Tranche 2LN, term loan 5.9938% 5/4/15 pay-in-kind (g)	590,000	510,350
Chemicals - 0.4%
Chemtura Corp. term loan 10.5% 3/19/10 (g)	1,885,000	1,922,700
Electric Utilities - 1.3%
Ashmore Energy International:
Revolving Credit-Linked Deposit 3.2463% 3/30/12 (g)	475,831	431,817
term loan 3.2825% 3/30/14 (g)	3,491,608	3,168,634
Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance, Inc.:
Tranche B1, term loan 3.7538% 10/10/14 (g)	440,000	341,000
Tranche B3, term loan 3.7539% 10/10/14 (g)	3,915,868	3,025,008
		6,966,459
Entertainment/Film - 0.3%
Zuffa LLC term loan 2.3125% 6/19/15 (g)	1,552,271	1,428,089
Gaming - 0.6%
Fantasy Springs Resort Casino term loan 12% 8/6/12 (g)	730,942	438,565
Harrah's Entertainment, Inc.:
Tranche B2, term loan 3.5038% 1/28/15 (g)	405,628	327,545
Tranche B3, term loan 3.5% 1/28/15 (g)	487,032	392,061
Las Vegas Sands LLC:
term loan 2.04% 5/23/14 (g)	359,470	298,360
Tranche B, term loan 2.04% 5/23/14 (g)	1,749,720	1,452,268
		2,908,799
Healthcare - 0.1%
PTS Acquisition Corp. term loan 2.4963% 4/10/14 (g)	671,064	583,826
Floating Rate Loans - continued
	Principal Amount	Value
Publishing/Printing - 0.3%
Education Media and Publishing Group Ltd. Tranche 2LN, term loan 17.5% 12/12/14 (g)	$ 21,883	$ 5,033
Newsday LLC term loan 10.5% 8/1/13	1,470,000	1,527,036
		1,532,069
Services - 0.2%
Penhall International Corp. term loan 9.995% 4/1/12 pay-in-kind (g)	1,191,694	59,585
ServiceMaster Co.:
term loan 2.777% 7/24/14 (g)	938,863	835,588
Tranche DD, term loan 2.75% 7/24/14 (g)	96,207	85,624
		980,797
Specialty Retailing - 0.2%
Michaels Stores, Inc. Tranche B1, term loan 2.5381% 10/31/13 (g)	1,141,199	1,015,667
Technology - 1.4%
First Data Corp.:
Tranche B1, term loan 2.9993% 9/24/14 (g)	418,931	361,328
Tranche B2, term loan 3.0355% 9/24/14 (g)	384,020	330,738
Tranche B3, term loan 3.0355% 9/24/14 (g)	1,312,468	1,128,723
Flextronics International Ltd.:
Tranche B A1, term loan 2.7594% 10/1/14 (g)	266,170	239,553
Tranche B-A, term loan 2.6866% 10/1/14 (g)	1,029,949	926,954
Tranche B-B, term loan 2.8469% 10/1/12 (g)	1,384,405	1,284,036
Freescale Semiconductor, Inc. term loan 2.0113% 12/1/13 (g)	1,012,379	807,373
Kronos, Inc.:
Tranche 1LN, term loan 2.2825% 6/11/14 (g)	1,442,262	1,355,726
Tranche 2LN, term loan 6.0325% 6/11/15 (g)	730,000	631,450
		7,065,881
Telecommunications - 0.2%
Digicel International Finance Ltd. term loan 2.8125% 3/30/12 (g)	354,174	340,892
Intelsat Jackson Holdings Ltd. term loan 3.2531% 2/1/14 (g)	605,000	542,988
		883,880
Textiles & Apparel - 0.2%
Levi Strauss & Co. term loan 2.5225% 4/4/14 (g)	1,495,000	1,364,164
TOTAL FLOATING RATE LOANS (Cost $38,328,548)		39,544,088
Interfund Loans - 3.1%
	Principal Amount	Value
With Fidelity Advisor Mid Cap Fund, at 0.35% due 10/1/09 (e) (Cost $15,625,000)	$ 15,625,000	$ 15,625,000
Cash Equivalents - 2.2%
	Maturity Amount
Investments in repurchase agreements in a joint trading account at 0.03%, dated 9/30/09 due 10/1/09 (Collateralized by U.S. Treasury Obligations) # (Cost $11,110,000)	$ 11,110,010	11,110,000
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $483,572,240)		510,827,609
NET OTHER ASSETS - (0.5)%		(2,442,512)
NET ASSETS - 100%		$ 508,385,097
Legend
(a) Non-income producing
(b) Non-income producing - Issuer is in default.
(c) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(d) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(e) Loan is with an affiliated fund.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $107,067,945 or 21.1% of net assets.

(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $947,559 or 0.2% of net assets.

Additional information on each holding is as follows:
SecurityA	Acquisition Date	Acquisition Cost
Arena Brands Holding Corp. Class B	6/18/97	$ 5,834,134
A Acquired as a result of an in-kind exchange and represents the original acquisition date and cost.
# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$11,110,000 due 10/01/09 at 0.03%
BNP Paribas Securities Corp.	$ 358,070
Barclays Capital, Inc.	2,791,715
Credit Suisse Securities (USA) LLC	2,231,091
HSBC Securities (USA), Inc.	4,296,843
Morgan Stanley & Co., Inc.	1,432,281
$ 11,110,000
Other Information

The following is a summary of the inputs used, as of September 30, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 947,559	$ -	$ -	$ 947,559
Utilities	292,644	-	292,644	-
Corporate Bonds	443,045,130	-	443,045,130	-
Commercial Mortgage Securities	263,188	-	-	263,188
Floating Rate Loans	39,544,088	-	39,539,055	5,033
Interfund Loans	15,625,000	-	15,625,000	-
Cash Equivalents	11,110,000	-	11,110,000	-
Total Investments in Securities:	$ 510,827,609	$ -	$ 509,611,829	$ 1,215,780
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 2,043,950
Total Realized Gain (Loss)	(543,101)
Total Unrealized Gain (Loss)	(286,509)
Cost of Purchases	98,755
Proceeds of Sales	(215,699)
Amortization/Accretion	(89,470)
Transfers in/out of Level 3	207,854
Ending Balance	$ 1,215,780
The change in unrealized gain (loss) attributable to Level 3 securities at September 30, 2009	$ (81,731)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	85.8%
Bermuda	6.2%
Canada	2.2%
Marshall Islands	1.4%
Others (individually less than 1%)	4.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2009

Assets
Investment in securities, at value (including repurchase agreements of $11,110,000) - See accompanying schedule: Unaffiliated issuers (cost $467,947,240)	$ 495,202,609
Other affiliated issuers (cost $15,625,000)	15,625,000
Total Investments (cost $483,572,240)		$ 510,827,609
Cash		14,878
Receivable for investments sold		2,456,916
Receivable for fund shares sold		14,346
Interest receivable		10,473,248
Other affiliated receivables		152
Other receivables		4,422
Total assets		523,791,571

Liabilities
Payable for investments purchased	$ 15,061,030
Payable for fund shares redeemed	341,534
Distributions payable	287
Other payables and accrued expenses	3,623
Total liabilities		15,406,474

Net Assets		$ 508,385,097
Net Assets consist of:
Paid in capital		$ 481,129,728
Net unrealized appreciation (depreciation) on investments		27,255,369
Net Assets, for 5,744,842 shares outstanding		$ 508,385,097
Net Asset Value, offering price and redemption price per share ($508,385,097 ÷ 5,744,842 shares)		$ 88.49

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended September 30, 2009

Investment Income
Dividends		$ 79,941
Interest (including $16,667 from affiliated interfund lending)		41,677,101
Total income		41,757,042

Expenses
Custodian fees and expenses	$ 13,159
Independent directors' compensation	2,689
Miscellaneous	16
Total expenses before reductions	15,864
Expense reductions	(4,055)	11,809
Net investment income		41,745,233
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		(24,478,996)
Change in net unrealized appreciation (depreciation) on: Investment securities		65,551,999
Net gain (loss)		41,073,003
Net increase (decrease) in net assets resulting from operations		$ 82,818,236

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended September 30, 2009	Year ended September 30, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 41,745,233	$ 23,457,133
Net realized gain (loss)	(24,478,996)	(7,949,729)
Change in net unrealized appreciation (depreciation)	65,551,999	(30,425,733)
Net increase (decrease) in net assets resulting from operations	82,818,236	(14,918,329)
Distributions to partners from net investment income	(35,394,875)	(21,875,611)
Affiliated share transactions Proceeds from sales of shares	181,258,660	11,162,271
Reinvestment of distributions	35,391,336	10,763,688
Cost of shares redeemed	(5,765,813)	(32,474,888)
Net increase (decrease) in net assets resulting from share transactions	210,884,183	(10,548,929)
Total increase (decrease) in net assets	258,307,544	(47,342,869)

Net Assets
Beginning of period	250,077,553	297,420,422
End of period	$ 508,385,097	$ 250,077,553
Other Information Shares
Sold	2,435,953	118,811
Issued in reinvestment of distributions	457,367	117,512
Redeemed	(73,101)	(331,277)
Net increase (decrease)	2,820,219	(94,954)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,

2009

2008

2007

2006

2005 F

Selected Per-Share Data
Net asset value, beginning of period	$ 85.51	$ 98.50	$ 98.25	$ 97.30	$ 100.00
Income from Investment Operations
Net investment income D	8.314	8.305	8.377	7.858	6.548
Net realized and unrealized gain (loss)	1.745	(13.548)	(.027)	.757	(2.855)
Total from investment operations	10.059	(5.243)	8.350	8.615	3.693
Distributions to partners from net investment income	(7.079)	(7.747)	(8.100)	(7.665)	(6.393)
Net asset value, end of period	$ 88.49	$ 85.51	$ 98.50	$ 98.25	$ 97.30
Total Return B, C	13.45%	(5.71)%	8.70%	9.23%	3.83%
Ratios to Average Net Assets G
Expenses before reductions	-% E	-% E	-% E	.01%	.01% A
Expenses net of fee waivers, if any	-% E	-% E	-% E	.01%	.01% A
Expenses net of all reductions	-% E	-% E	-% E	.01%	.01% A
Net investment income	10.77%	8.83%	8.36%	8.07%	7.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 508,385	$ 250,078	$ 297,420	$ 588,163	$ 1,048,098
Portfolio turnover rate	54%	55%	62%	57%	113% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Amount represents less than .01%.

F For the period November 12, 2004 (commencement of operations) to September 30, 2005.

G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2009

1. Organization.

Fidelity High Income Central Fund 1 (the Fund) is a fund of Fidelity Central Investment Portfolios LLC (the LLC) and is authorized to issue an unlimited number of shares. The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company. Each Fund in the LLC is a separate partnership for tax purposes. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company (FMR), or its affiliates (the Investing Funds). The Board of Directors may permit the purchase of shares (for cash, securities or other consideration) and admit new Eligible Accredited Investors into each Fund, in accordance with the Partnership Agreement. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, November 20, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Directors to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of September 30, 2009, for the Fund's investments, as well as a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on quotations received from dealers who make markets in such securities or by independent pricing services. For corporate bonds and floating rate loans, pricing services generally utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. For commercial mortgage securities, pricing services generally utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and types as well as dealer supplied prices. Certain of the Fund's securities are valued at period end by a single source or dealer. Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions. Actual prices received at disposition may differ.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Directors. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded

Annual Report

2. Significant Accounting Policies - continued

Investment Transactions and Income - continued

as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Most expenses of the LLC can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the LLC. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Partners. No provision has been made for federal income taxes because all income and expenses and gain/loss (realized and unrealized) are allocated daily to the partners, based on their capital balances, for inclusion in their individual income tax returns.

Distributions are declared daily and paid monthly from net investment income on a book basis, except for certain items such as market discount and term loan fee income which are deemed distributed based on allocations to the partners and are reclassified to paid in capital. Due to the Fund's partnership structure, paid in capital includes net realized gain/loss on investments.

There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years.

The federal tax cost of investments and unrealized appreciation (depreciation) as of period end were as follows:

Unrealized appreciation	$ 48,811,330
Unrealized depreciation	(17,285,241)
Net unrealized appreciation (depreciation)	$ 31,526,089

Cost for federal income tax purposes	$ 479,301,520

Annual Report

Notes to Financial Statements - continued

3. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $400,846,150 and $201,021,406, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. FMR Co., Inc. (FMRC), an affiliate of FMR, provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's management contract with FMRC, FMR pays FMRC a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract, FMR also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Directors, and certain exceptions such as interest expense.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. Any open loans at period end are presented under the caption "Interfund Loans" in the Fund's Schedule of Investments with accrued interest included in Other Receivables on the Statement of Assets and Liabilities. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate
Lender	$ 7,131,636.59%

6. Expense Reductions.

FMR has voluntarily agreed to reimburse a portion of the Fund's operating expenses. For the period, the reimbursement reduced the expenses by $2,689.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,366.

7. Other.

The Fund's organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or an FMR affiliate were the owners of record of all outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Directors of Fidelity Central Investment Portfolios LLC and Partners of Fidelity High Income Central Fund 1:

We have audited the accompanying statement of assets and liabilities of Fidelity High Income Central Fund 1 (the Fund), a fund of Fidelity Central Investment Portfolios LLC, including the schedule of investments, as of September 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity High Income Central Fund 1 as of September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts
November 20, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of Fidelity Central Investment Portfolios LLC and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Mr. Curvey oversees 408 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 2004

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with Fidelity Central Investment Portfolios LLC or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2004

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2004

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Thomas C. Hense (45)

Year of Election or Appointment: 2008

Vice President of Fidelity's High Income and Small Cap Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (47)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

High Income Central Fund 1

Each year, the Board of Directors, including the Independent Directors (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Directors' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Directors with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Directors, including the Independent Directors, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and ultimately reached a determination, with the assistance of fund counsel and Independent Directors' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR Co., Inc., and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Directors also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, and the use of "soft" commission dollars to pay for research services.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts. The Board noted that the fund is designed to offer a liquid investment option for other investment companies and accounts managed by Fidelity Management & Research Company (FMR) or its affiliates and ultimately to enhance the performance of those investment companies and accounts.

Based on its review, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered that FMR pays the fund's management fee on behalf of the fund. The Board also noted that FMR bears all expenses of the fund, except expenses related to the fund's investment activities (primarily custody expenses). Based on its review, the Board concluded that the fund's net management fee and total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of each fund that invests in this fund.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund, except expenses related to the fund's investment activities.

Economies of Scale. The Board concluded that the realization of economies of scale was not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund, except expenses related to the fund's investment activities.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Fidelity® International Equity
Central Fund

Annual Report

September 30, 2009

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

INTCEN-ANN-1109
1.859208.101

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2009	Past 1 year	Life of fund A
Fidelity® International Equity Central Fund	-0.12%	-18.77%

A From December 10, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® International Equity Central Fund on December 10, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Index (Europe, Australasia, Far East) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks rode a wave of volatility similar to that of their U.S. counterparts during the 12 months ending September 30, 2009. From the beginning of the period through the early months of 2009, equity markets around the world found themselves underwater, inundated by the global effects of the U.S. financial crisis. By the first quarter of 2009, however, the efforts of governments around the world to stimulate economic growth and to normalize credit markets began to gain traction and investors' appetite for risk returned, causing international stocks to rally. For the year overall, the MSCI® EAFE® Index (Europe, Australasia, Far East) rose 3.37%, with a 50% gain in the final half of the period. While they trailed early on, foreign stocks generally outperformed U.S. equities for the year, fueled in part by a depreciating U.S. dollar. Among countries with meaningful index weightings, Hong Kong, Australia, Sweden and Spain were standouts, each returning around 20% for the year. However, Japan - representing the index's largest weighting - lagged other markets and fell 0.26%, due in part to lingering concerns about prospects for its economic recovery. Similarly, the benchmark's second-largest component, the U.K., declined 1.31%.

Comments from Matthew Torrey, Lead Portfolio Manager of Fidelity® International Equity Central Fund: During the past year, the fund fell 0.12%, trailing the return of the MSCI EAFE index. Within the context of a generally sector-neutral investment strategy, most of the fund's relative underperformance came from unfavorable security selection in financials, consumer discretionary and energy. From a country standpoint, stock picking in Japan, the U.K. and Germany and an underweighting in Australia hurt the most. Our biggest individual detractor was an overweighted position in Anglo-Australian mining company Rio Tinto, followed by several banks, including U.K.-based Barclays; Japanese banking companies Sumitomo Mitsui and Mitsubishi UFJ Financial; and an underweighting in Italian firm UniCredit. Additionally, an out-of-benchmark stake in India-based Satyam Computer Services hurt when the firm was involved in a fraud scandal. Conversely, positive stock selection in consumer staples and telecommunication services aided results. On a geographic basis, security selection in Ireland, the Netherlands and Belgium helped the most. Among our biggest individual contributors were Belgium-based brewer Anheuser-Busch InBev, French bank BNP Paribas, London-based banking/financial services firm HSBC, Swiss agrichemical company Syngenta, and Japanese financial firm Acom. A modest cash position in an overall down market was beneficial as well. Some of the stocks mentioned were sold by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2009 to September 30, 2009).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During Period* April 1, 2009 to September 30, 2009
Actual	.0315%	$ 1,000.00	$ 1,468.00	$ .19
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,024.91	$ .16

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of September 30, 2009
United Kingdom 20.6%
Japan 16.7%
France 11.8%
Germany 7.7%
Switzerland 7.6%
Spain 3.8%
Netherlands 3.6%
United States of America 3.5%
Australia 3.5%
Other 21.2%

As of March 31, 2009
United Kingdom 21.5%
Japan 19.1%
France 9.8%
Switzerland 8.3%
Germany 7.9%
Netherlands 4.2%
Italy 3.7%
Spain 3.2%
United States of America 3.1%
Other 19.2%

Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.3	98.3
Short-Term Investments and Net Other Assets	1.7	1.7
Top Ten Stocks as of September 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
HSBC Holdings PLC (Hong Kong) (Reg.) (United Kingdom, Commercial Banks)	2.9	1.6
Nestle SA (Reg.) (Switzerland, Food Products)	1.9	2.7
BP PLC (United Kingdom, Oil, Gas & Consumable Fuels)	1.8	1.4
Telefonica SA (Spain, Diversified Telecommunication Services)	1.7	2.1
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	1.7	2.0
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.6	1.7
Royal Dutch Shell PLC Class A (United Kingdom) (United Kingdom, Oil, Gas & Consumable Fuels)	1.5	1.6
Banco Santander SA (Spain, Commercial Banks)	1.4	0.0
Total SA Series B (France, Oil, Gas & Consumable Fuels)	1.3	1.4
ArcelorMittal SA (Netherlands) (Luxembourg, Metals & Mining)	1.3	0.5
	17.1
Market Sectors as of September 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.4	21.1
Industrials	10.9	10.7
Consumer Staples	10.6	11.5
Materials	10.1	9.1
Consumer Discretionary	9.3	10.4
Energy	7.9	8.4
Health Care	7.8	9.2
Telecommunication Services	6.5	7.3
Utilities	5.9	5.8
Information Technology	5.9	4.8

Annual Report

Investments September 30, 2009

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value
Australia - 3.5%
AMP Ltd.	86,762	$ 499,050
Billabong International Ltd.	191,094	2,022,998
Brambles Ltd.	461,060	3,286,517
Commonwealth Bank of Australia	67,977	3,103,412
Insurance Australia Group Ltd.	196,716	655,992
National Australia Bank Ltd.	198,495	5,386,454
Qantas Airways Ltd.	322,692	814,182
QBE Insurance Group Ltd.	53,769	1,141,286
Rio Tinto Ltd.	36,000	1,881,415
Wesfarmers Ltd.	59,047	1,379,898
Westfield Group unit	203,063	2,490,076
TOTAL AUSTRALIA		22,661,280
Austria - 0.6%
Voestalpine AG	100,000	3,568,989
Belgium - 0.9%
Anheuser-Busch InBev SA NV	128,600	5,872,169
Anheuser-Busch InBev SA NV (strip VVPR) (a)	157,000	689
TOTAL BELGIUM		5,872,858
Bermuda - 0.1%
Seadrill Ltd.	46,100	962,495
Brazil - 0.5%
Petroleo Brasileiro SA - Petrobras sponsored ADR	33,500	1,537,650
Votorantim Celulose e Papel SA (a)	100,000	1,641,353
TOTAL BRAZIL		3,179,003
Canada - 0.7%
Niko Resources Ltd.	7,400	578,935
Open Text Corp. (a)	20,700	775,597
Petrobank Energy & Resources Ltd. (a)	41,200	1,703,036
Suncor Energy, Inc.	43,400	1,516,263
TOTAL CANADA		4,573,831
Cayman Islands - 0.5%
Belle International Holdings Ltd.	1,865,000	1,915,535
Shanda Games Ltd. sponsored ADR	13,100	153,270
Want Want China Holdings Ltd.	1,550,000	912,000
TOTAL CAYMAN ISLANDS		2,980,805
China - 1.3%
Baidu.com, Inc. sponsored ADR (a)	1,500	586,575
Common Stocks - continued
	Shares	Value
China - continued
China Communications Construction Co. Ltd. (H Shares)	1,416,000	$ 1,532,934
China Merchants Bank Co. Ltd. (H Shares)	1,652,000	3,683,427
Industrial & Commercial Bank of China Ltd.	2,852,000	2,149,120
NetEase.com, Inc. sponsored ADR (a)	12,300	561,864
TOTAL CHINA		8,513,920
Denmark - 1.7%
Carlsberg AS Series B	39,600	2,868,578
Novo Nordisk AS Series B	47,100	2,948,929
Vestas Wind Systems AS (a)	19,400	1,402,453
William Demant Holding AS (a)	47,800	3,551,842
TOTAL DENMARK		10,771,802
Finland - 1.1%
Neste Oil Oyj	30,000	554,005
Nokia Corp.	287,275	4,213,357
Nokian Tyres PLC	100,500	2,342,692
TOTAL FINLAND		7,110,054
France - 11.8%
Accor SA	43,717	2,433,460
Air France KLM (Reg.) (a)	32,000	581,574
Alstom SA	22,613	1,650,178
ALTEN (a)	13,600	365,181
Atos Origin SA (a)	12,271	619,487
AXA SA	178,649	4,849,249
BNP Paribas SA	40,932	3,270,310
BNP Paribas SA rights 10/13/09 (a)	40,932	88,646
Cap Gemini SA	11,000	576,167
Carrefour SA	85,220	3,865,775
CNP Assurances	3,199	325,945
Compagnie de St. Gobain	46,553	2,414,890
Credit Agricole SA	199,200	4,162,468
Danone	91,796	5,531,507
Electricite de France	35,000	2,076,276
Essilor International SA	26,647	1,518,565
GDF Suez	58,990	2,619,382
Iliad Group SA	15,518	1,748,477
Pernod Ricard SA	47,764	3,793,096
PPR SA	33,300	4,268,076
Sanofi-Aventis	81,200	5,987,926
Schneider Electric SA	52,609	5,331,825
Societe Generale Series A	42,836	3,447,506
Common Stocks - continued
	Shares	Value
France - continued
Technip SA	14,400	$ 919,772
Total SA Series B	139,900	8,315,324
Unibail-Rodamco	10,777	2,238,549
Veolia Environnement	76,000	2,912,611
TOTAL FRANCE		75,912,222
Germany - 7.5%
Allianz AG (Reg.)	23,790	2,968,913
Bayerische Motoren Werke AG (BMW)	73,566	3,547,039
Beiersdorf AG	62,004	3,641,013
Daimler AG (Reg.)	98,319	4,946,297
Deutsche Bank AG	30,602	2,349,253
Deutsche Boerse AG	22,821	1,865,053
E.ON AG	158,109	6,704,839
HeidelbergCement AG	57,500	3,722,343
Henkel AG & Co. KGaA	38,521	1,399,612
Metro AG	42,700	2,414,964
Munich Re Group (Reg.)	18,435	2,941,186
RWE AG	25,236	2,343,810
SAP AG	62,300	3,044,520
Siemens AG (Reg.)	63,421	5,895,459
SolarWorld AG (c)	18,920	459,582
TOTAL GERMANY		48,243,883
Greece - 0.3%
Hellenic Telecommunications Organization SA	56,000	925,976
Terna Energy SA	93,800	823,545
TOTAL GREECE		1,749,521
Hong Kong - 1.9%
Cheung Kong Holdings Ltd.	161,000	2,043,142
China Unicom (Hong Kong) Ltd. sponsored ADR	51,400	731,936
Esprit Holdings Ltd.	331,700	2,225,600
Hong Kong Exchange & Clearing Ltd.	58,400	1,058,735
Hutchison Whampoa Ltd.	319,000	2,302,974
Sun Hung Kai Properties Ltd.	150,000	2,210,323
Swire Pacific Ltd. (A Shares)	150,500	1,769,103
TOTAL HONG KONG		12,341,813
Common Stocks - continued
	Shares	Value
India - 1.0%
Reliance Industries Ltd. (a)	17,306	$ 798,193
Tata Steel Ltd.	550,000	5,869,854
TOTAL INDIA		6,668,047
Ireland - 0.6%
Covidien PLC	31,800	1,375,668
CRH PLC	80,000	2,221,875
TOTAL IRELAND		3,597,543
Israel - 0.3%
Teva Pharmaceutical Industries Ltd. sponsored ADR	33,100	1,673,536
Italy - 2.4%
Assicurazioni Generali SpA	25,800	707,116
Enel SpA	558,022	3,541,801
ENI SpA	123,744	3,092,111
Intesa Sanpaolo SpA	1,616,890	7,151,220
Saipem SpA	34,900	1,051,004
TOTAL ITALY		15,543,252
Japan - 16.7%
Aioi Insurance Co. Ltd.	55,000	279,423
Aisin Seiki Co. Ltd.	128,300	3,116,517
Astellas Pharma, Inc.	19,400	795,563
Canon, Inc.	102,400	4,103,260
Denso Corp.	159,800	4,686,996
Eisai Co. Ltd.	43,800	1,644,885
Fujifilm Holdings Corp.	14,100	421,094
Fujitsu Ltd.	257,000	1,676,463
Honda Motor Co. Ltd.	193,000	5,862,017
Inpex Corp.	116	984,225
Japan Tobacco, Inc.	1,263	4,318,583
JTEKT Corp.	441,500	5,124,754
Jupiter Telecommunications Co.	1	967
Kansai Electric Power Co., Inc.	133,500	3,222,690
Keyence Corp.	6,000	1,278,457
Mitsubishi Corp.	186,100	3,743,321
Mitsubishi Estate Co. Ltd.	102,000	1,595,847
Mitsubishi Materials Corp.	1,100,000	3,024,954
Mitsubishi UFJ Financial Group, Inc.	1,247,600	6,668,098
Mitsui & Co. Ltd.	128,600	1,673,233
Mitsui Fudosan Co. Ltd.	83,000	1,397,746
Mitsui Sumitomo Insurance Group Holdings, Inc.	46,400	1,271,216
Common Stocks - continued
	Shares	Value
Japan - continued
Nippon Building Fund, Inc.	83	$ 738,966
Nippon Electric Glass Co. Ltd.	35,000	318,546
Nippon Telegraph & Telephone Corp.	49,400	2,280,154
Nippon Thompson Co. Ltd.	262,000	1,484,370
Nomura Holdings, Inc.	179,500	1,100,434
Omron Corp.	186,600	3,506,414
ORIX Corp.	64,700	3,930,142
Promise Co. Ltd. (c)	109,200	593,564
Ricoh Co. Ltd.	89,000	1,292,820
Rohto Pharmaceutical Co. Ltd.	72,000	981,092
Seven & i Holdings Co., Ltd.	75,900	1,811,721
Shin-Etsu Chemical Co., Ltd.	101,600	6,233,676
Shionogi & Co. Ltd.	40,000	946,321
SMC Corp.	21,400	2,621,886
Sompo Japan Insurance, Inc.	101,000	675,924
Sony Financial Holdings, Inc.	111	317,632
Sumitomo Mitsui Financial Group, Inc.	115,500	4,003,942
T&D Holdings, Inc.	19,100	514,787
THK Co. Ltd.	94,100	1,839,035
Tokio Marine Holdings, Inc.	80,200	2,311,051
Tokyo Electric Power Co.	139,900	3,665,894
Tokyo Electron Ltd.	10,300	655,041
Tokyo Ohka Kogyo Co. Ltd.	14,700	330,095
Toshiba Corp.	352,000	1,842,660
Toyota Motor Corp.	125,000	4,910,625
Tsutsumi Jewelry Co. Ltd.	55,800	1,298,387
TOTAL JAPAN		107,095,488
Korea (South) - 0.2%
Samsung Electronics Co. Ltd.	1,618	1,121,675
Luxembourg - 1.4%
ArcelorMittal SA (Netherlands)	220,000	8,225,209
Tenaris SA sponsored ADR (c)	14,700	523,614
TOTAL LUXEMBOURG		8,748,823
Netherlands - 3.6%
Akzo Nobel NV	57,500	3,562,056
ASML Holding NV (Netherlands)	53,300	1,572,903
Fugro NV (Certificaten Van Aandelen) unit	14,000	808,488
Gemalto NV (a)	30,433	1,419,032
ING Groep NV (Certificaten Van Aandelen) unit (a)	146,900	2,637,921
Koninklijke Ahold NV	96	1,155
Common Stocks - continued
	Shares	Value
Netherlands - continued
Koninklijke KPN NV	278,102	$ 4,612,740
Randstad Holdings NV (a)	65,564	2,831,663
Royal DSM NV	135,000	5,639,924
TOTAL NETHERLANDS		23,085,882
Norway - 1.0%
DnB NOR ASA (a)	105,200	1,218,406
Pronova BioPharma ASA (a)	513,900	1,556,922
StatoilHydro ASA sponsored ADR	93,200	2,100,728
Telenor ASA (a)	160,000	1,853,089
TOTAL NORWAY		6,729,145
Papua New Guinea - 0.7%
Lihir Gold Ltd. (a)	1,800,000	4,446,288
Singapore - 0.2%
CapitaLand Ltd.	392,000	1,034,984
South Africa - 1.0%
MTN Group Ltd.	186,800	3,038,096
Naspers Ltd. Class N	94,100	3,215,851
TOTAL SOUTH AFRICA		6,253,947
Spain - 3.8%
Banco Santander SA	548,902	8,866,881
Iberdrola SA	419,000	4,110,988
Telefonica SA	403,140	11,153,292
TOTAL SPAIN		24,131,161
Sweden - 1.6%
H&M Hennes & Mauritz AB (B Shares)	73,696	4,138,651
Intrum Justitia AB	68,400	765,304
Modern Times Group MTG AB (B Shares)	57,600	2,491,110
Svenska Handelsbanken AB (A Shares)	46,200	1,179,628
Telefonaktiebolaget LM Ericsson (B Shares)	173,800	1,749,451
TOTAL SWEDEN		10,324,144
Switzerland - 7.6%
Actelion Ltd. (Reg.) (a)	23,679	1,470,298
Credit Suisse Group (Reg.)	62,771	3,492,275
Kuehne & Nagel International AG	32,554	2,828,666
Nestle SA (Reg.)	289,742	12,346,222
Nobel Biocare Holding AG (Switzerland)	57,931	1,917,338
Novartis AG (Reg.)	28,686	1,440,851
Common Stocks - continued
	Shares	Value
Switzerland - continued
Roche Holding AG (participation certificate)	61,676	$ 9,968,379
Sonova Holding AG	26,463	2,668,388
Swiss Reinsurance Co. (Reg.)	41,439	1,870,523
Syngenta AG (Switzerland)	19,392	4,456,171
UBS AG (For. Reg.) (a)	130,319	2,389,272
Zurich Financial Services AG (Reg.)	15,510	3,689,116
TOTAL SWITZERLAND		48,537,499
Taiwan - 0.5%
Hon Hai Precision Industry Co. Ltd. (Foxconn)	336,850	1,351,003
MediaTek, Inc.	64,128	1,068,667
Taiwan Semiconductor Manufacturing Co. Ltd.	369,534	741,044
TOTAL TAIWAN		3,160,714
Thailand - 0.3%
Bangkok Bank Ltd. PCL (For. Reg.)	126,600	466,012
Kasikornbank PCL (For. Reg.)	454,500	1,196,947
TOTAL THAILAND		1,662,959
United Kingdom - 20.6%
Anglo American PLC (United Kingdom)	100,000	3,185,611
AstraZeneca PLC (United Kingdom)	133,900	6,005,918
BAE Systems PLC	600,000	3,348,968
Barclays PLC	1,071,969	6,353,831
BG Group PLC	255,500	4,439,212
BlueBay Asset Management	365,500	1,723,435
BP PLC	1,309,400	11,601,390
British American Tobacco PLC (United Kingdom)	9	283
British Land Co. PLC	158,401	1,203,150
BT Group PLC	695,500	1,449,713
Carphone Warehouse Group PLC	492,661	1,505,641
Centrica PLC	593,535	2,386,945
Diageo PLC	121,000	1,861,884
easyJet PLC (a)	280,700	1,701,360
Experian PLC	412,700	3,473,108
GlaxoSmithKline PLC	132,080	2,604,614
HSBC Holdings PLC:
(Hong Kong) (Reg.)	1,548,517	17,729,734
(United Kingdom) (Reg.)	42,184	483,103
Imperial Tobacco Group PLC	143,900	4,158,576
Informa PLC	954,682	4,806,786
Land Securities Group PLC	2,273	22,707
Man Group PLC	226,871	1,201,033
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Misys PLC	241,200	$ 796,513
National Grid PLC	347,900	3,358,743
Prudential PLC	237,294	2,281,434
Reckitt Benckiser Group PLC	71,678	3,503,554
Rio Tinto PLC (Reg.)	120,000	5,101,659
Royal Dutch Shell PLC Class A (United Kingdom)	347,082	9,894,428
Serco Group PLC	240,042	1,937,600
Shire PLC sponsored ADR	10,200	533,358
Standard Chartered PLC (United Kingdom)	119,382	2,942,447
Tesco PLC	428,830	2,739,026
Unilever PLC	122,400	3,497,983
Vodafone Group PLC	4,773,772	10,725,684
Wolseley PLC (a)	155,442	3,744,269
TOTAL UNITED KINGDOM		132,303,700
United States of America - 1.8%
Agilent Technologies, Inc. (a)	19,900	553,817
Cummins, Inc.	100,000	4,481,000
CVS Caremark Corp.	43,600	1,558,264
Express Scripts, Inc. (a)	9,900	768,042
Hewlett-Packard Co.	20,600	972,526
Union Pacific Corp.	54,400	3,174,240
TOTAL UNITED STATES OF AMERICA		11,507,889
TOTAL COMMON STOCKS (Cost $635,211,265)		626,069,152
Nonconvertible Preferred Stocks - 0.6%

Germany - 0.2%
Henkel AG & Co. KGaA	20,900	899,751
Italy - 0.4%
Fondiaria-Sai SpA (Risparmio Shares)	17,700	239,449
Telecom Italia SpA (Risparmio Shares)	2,050,000	2,519,803
TOTAL ITALY		2,759,252
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $3,185,319)		3,659,003
Money Market Funds - 1.4%
	Shares	Value
Fidelity Cash Central Fund, 0.25% (d)	7,355,942	$ 7,355,942
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(d)	1,435,045	1,435,045
TOTAL MONEY MARKET FUNDS (Cost $8,790,987)		8,790,987
Cash Equivalents - 0.5%
	Maturity Amount
Investments in repurchase agreements in a joint trading account at 0.03%, dated 9/30/09 due 10/1/09 (Collateralized by U.S. Treasury Obligations) # (Cost $3,516,000)	$ 3,516,003	3,516,000
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $650,703,571)		642,035,142
NET OTHER ASSETS - (0.2)%		(983,715)
NET ASSETS - 100%		$ 641,051,427
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$3,516,000 due 10/01/09 at 0.03%
BNP Paribas Securities Corp.	$ 113,319
Barclays Capital, Inc.	883,499
Credit Suisse Securities (USA) LLC	706,077
HSBC Securities (USA), Inc.	1,359,829
Morgan Stanley & Co., Inc.	453,276
$ 3,516,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 72,636
Fidelity Securities Lending Cash Central Fund	587,121
Total	$ 659,757
Other Information

The following is a summary of the inputs used, as of September 30, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 132,303,700	$ 64,887,904	$ 67,415,796	$ -
Japan	107,095,488	-	107,095,488	-
France	75,912,222	56,759,723	19,152,499	-
Germany	49,143,634	29,939,192	19,204,442	-
Switzerland	48,537,499	36,758,930	11,778,569	-
Spain	24,131,161	4,110,988	20,020,173	-
Netherlands	23,085,882	18,875,058	4,210,824	-
Australia	22,661,280	22,661,280	-	-
Italy	18,302,504	15,210,393	3,092,111	-
Other	128,554,785	119,553,881	9,000,904	-
Money Market Funds	8,790,987	8,790,987	-	-
Cash Equivalents	3,516,000	-	3,516,000	-
Total Investments in Securities:	$ 642,035,142	$ 377,548,336	$ 264,486,806	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2009

Assets
Investment in securities, at value (including securities loaned of $1,394,642 and repurchase agreements of $3,516,000) - See accompanying schedule: Unaffiliated issuers (cost $641,912,584)	$ 633,244,155
Fidelity Central Funds (cost $8,790,987)	8,790,987
Total Investments (cost $650,703,571)		$ 642,035,142
Cash		566
Receivable for investments sold		35,162,777
Receivable for fund shares sold		25,666
Dividends receivable		1,684,471
Distributions receivable from Fidelity Central Funds		5,327
Other receivables		36,129
Total assets		678,950,078

Liabilities
Payable for investments purchased	$ 36,421,356
Other payables and accrued expenses	42,250
Collateral on securities loaned, at value	1,435,045
Total liabilities		37,898,651

Net Assets		$ 641,051,427
Net Assets consist of:
Paid in capital		$ 649,696,205
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(8,644,778)
Net Assets, for 9,854,830 shares outstanding		$ 641,051,427
Net Asset Value, offering price and redemption price per share ($641,051,427 ÷ 9,854,830 shares)		$ 65.05

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended September 30, 2009

Investment Income
Dividends		$ 16,773,298
Interest		3,445
Income from Fidelity Central Funds		659,757
		17,436,500
Less foreign taxes withheld		(1,570,261)
Total income		15,866,239

Expenses
Custodian fees and expenses	$ 140,327
Independent directors' compensation	3,637
Miscellaneous	16
Total expenses before reductions	143,980
Expense reductions	(3,637)	140,343
Net investment income (loss)		15,725,896
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(215,105,599)
Foreign currency transactions	890,538
Total net realized gain (loss)		(214,215,061)
Change in net unrealized appreciation (depreciation) on: Investment securities	201,208,499
Assets and liabilities in foreign currencies	79,786
Total change in net unrealized appreciation (depreciation)		201,288,285
Net gain (loss)		(12,926,776)
Net increase (decrease) in net assets resulting from operations		$ 2,799,120

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended September 30, 2009	For the period December 10, 2007 (commencement of operations) to September 30, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 15,725,896	$ 20,088,480
Net realized gain (loss)	(214,215,061)	(86,916,154)
Change in net unrealized appreciation (depreciation)	201,288,285	(209,933,063)
Net increase (decrease) in net assets resulting from operations	2,799,120	(276,760,737)
Distributions to partners from net investment income	(15,086,282)	(18,931,173)
Affiliated share transactions Proceeds from sales of shares	36,058,502	905,908,787
Reinvestment of distributions	15,086,012	10,679,867
Cost of shares redeemed	(18,702,669)	-
Net increase (decrease) in net assets resulting from share transactions	32,441,845	916,588,654
Total increase (decrease) in net assets	20,154,683	620,896,744

Net Assets
Beginning of period	620,896,744	-
End of period	$ 641,051,427	$ 620,896,744
Other Information Shares
Sold	682,675	9,126,116
Issued in reinvestment of distributions	287,255	125,026
Redeemed	(366,242)	-
Net increase (decrease)	603,688	9,251,142

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 67.12	$ 100.00
Income from Investment Operations
Net investment income (loss) D	1.66	2.22
Net realized and unrealized gain (loss)	(2.15)	(33.01)
Total from investment operations	(.49)	(30.79)
Distributions to partners from net investment income	(1.58)	(2.09)
Net asset value, end of period	$ 65.05	$ 67.12
Total Return B, C	(.12)%	(31.24)%
Ratios to Average Net Assets E, H
Expenses before reductions	.03%	.03% A
Expenses net of fee waivers, if any	.03%	.03% A
Expenses net of all reductions	.03%	.03% A
Net investment income (loss)	3.13%	3.21% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 641,051	$ 620,897
Portfolio turnover rate F	96%	75% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period December 10, 2007 (commencement of operations) to September 30, 2008.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2009

1. Organization.

Fidelity International Equity Central Fund (the Fund) is a fund of Fidelity Central Investment Portfolios LLC (the LLC) and is authorized to issue an unlimited number of shares. The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company. Each Fund in the LLC is a separate partnership for tax purposes. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company (FMR), or its affiliates (the Investing Funds). The Board of Directors may permit the purchase of shares (for cash, securities or other consideration) and admit new Eligible Accredited Investors into each Fund, in accordance with the Partnership Agreement.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, November 17, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Board of Directors to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of September 30, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Directors. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from other Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the LLC can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the LLC. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Partners. No provision has been made for federal income taxes because all income and expenses and gain/loss (realized and unrealized) are allocated daily to the partners, based on their capital balances, for inclusion in their individual income tax returns.

Distributions are recorded on the ex-dividend date and are paid from net investment income on a book basis. Due to the Fund's partnership structure, paid in capital includes net realized gain/loss on investments.

There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Partners - continued

The federal tax cost of investments and unrealized appreciation (depreciation) as of period end were as follows:

Unrealized appreciation	$ 81,781,908
Unrealized depreciation	(97,867,058)
Net unrealized appreciation (depreciation)	$ (16,085,150)
Cost for federal income tax purposes	$ 658,120,292

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $526,056,179 and $483,863,589, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. FMR Co., Inc. (FMRC), an affiliate of FMR, provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's management contract with FMRC, FMR pays FMRC a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract, FMR also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Directors, and certain exceptions such as interest expense.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,214 for the period.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $587,121.

8. Expense Reductions.

FMR has voluntarily agreed to reimburse a portion of the Fund's operating expenses. For the period, the reimbursement reduced the expenses by $3,637.

9. Other.

The Fund's organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or an FMR affiliate were the owners of record of all outstanding shares of the fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Central Investment Portfolios LLC and the Shareholders of Fidelity International Equity Central Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Equity Central Fund (a fund of Fidelity Central Investment Portfolios LLC) at September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Equity Central Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 17, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of Fidelity Central Investment Portfolios LLC and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Mr. Curvey oversees 408 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 2004

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with Fidelity Central Investment Portfolios LLC or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2004

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2004

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Eric M. Wetlaufer (47)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is a Director (2007-present), Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (47)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

International Equity Central Fund

Each year, the Board of Directors, including the Independent Directors (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Directors' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Directors with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Directors, including the Independent Directors, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and ultimately reached a determination, with the assistance of fund counsel and Independent Directors' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR Co., Inc., and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Directors also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, and the use of "soft" commission dollars to pay for research services.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts. The Board noted that the fund is designed to offer a liquid investment option for other investment companies and accounts managed by Fidelity Management & Research Company (FMR) or its affiliates and ultimately to enhance the performance of those investment companies and accounts.

Based on its review, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered that FMR pays the fund's management fee on behalf of the fund. The Board also noted that FMR bears all expenses of the fund, except expenses related to the fund's investment activities (primarily custody expenses). Based on its review, the Board concluded that the fund's net management fee and total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of each fund that invests in this fund.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund, except expenses related to the fund's investment activities.

Economies of Scale. The Board concluded that the realization of economies of scale was not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund, except expenses related to the fund's investment activities.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Item 2. Code of Ethics

As of the end of the period, September 30, 2009, Fidelity Central Investment Portfolios LLC (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Consumer Discretionary Central Fund, Fidelity Consumer Staples Central Fund, Fidelity Emerging Markets Equity Central Fund, Fidelity Energy Central Fund, Fidelity Financials Central Fund, Fidelity Floating Rate Central Fund, Fidelity Health Care Central Fund, Fidelity High Income Central Fund 1, Fidelity Industrials Central Fund, Fidelity Information Technology Central Fund, Fidelity Materials Central Fund, Fidelity Telecom Services Central Fund, and Fidelity Utilities Central Fund (the "Funds"):

Services Billed by Deloitte Entities

September 30, 2009 FeesA, B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Consumer Discretionary Central Fund	$44,000	$-	$8,100	$-
Fidelity Consumer Staples Central Fund	$44,000	$-	$8,100	$-
Fidelity Emerging Markets Equity Central Fund	$31,000	$-	$6,600	$-
Fidelity Energy Central Fund	$45,000	$-	$8,900	$-
Fidelity Financials Central Fund	$45,000	$-	$10,200	$-
Fidelity Floating Rate Central Fund	$173,000	$-	$8,500	$-
Fidelity Health Care Central Fund	$44,000	$-	$8,100	$-
Fidelity High Income Central Fund 1	$60,000	$-	$8,500	$-
Fidelity Industrials Central Fund	$45,000	$-	$8,100	$-
Fidelity Information Technology Central Fund	$44,000	$-	$8,100	$-
Fidelity Materials Central Fund	$43,000	$-	$8,100	$-
Fidelity Telecom Services Central Fund	$43,000	$-	$8,100	$-
Fidelity Utilities Central Fund	$42,000	$-	$8,100	$-

September 30, 2008 FeesA, B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Consumer Discretionary Central Fund	$43,000	$-	$8,100	$-
Fidelity Consumer Staples Central Fund	$43,000	$-	$8,100	$-
Fidelity Emerging Markets Equity Central Fund	$-	$-	$-	$-
Fidelity Energy Central Fund	$43,000	$-	$8,100	$-
Fidelity Financials Central Fund	$43,000	$-	$8,100	$-
Fidelity Floating Rate Central Fund	$135,000	$-	$8,500	$-
Fidelity Health Care Central Fund	$43,000	$-	$8,100	$-
Fidelity High Income Central Fund 1	$49,000	$-	$8,500	$-
Fidelity Industrials Central Fund	$44,000	$-	$8,100	$-
Fidelity Information Technology Central Fund	$43,000	$-	$8,100	$-
Fidelity Materials Central Fund	$42,000	$-	$8,100	$-
Fidelity Telecom Services Central Fund	$42,000	$-	$8,100	$-
Fidelity Utilities Central Fund	$41,000	$-	$8,100	$-

A Amounts may reflect rounding.

B Fidelity Emerging Markets Equity Central Fund commenced operations on December 9, 2008.

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity International Equity Central Fund (the "Fund"):

Services Billed by PwC

September 30, 2009 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity International Equity Central Fund	$57,000	$-	$25,100	$300

September 30, 2008 FeesA, B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity International Equity Central Fund	$41,000	$-	$14,200	$1,000

A Amounts may reflect rounding.

B Fidelity International Equity Central Fund commenced operations on December 10, 2007.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	September 30, 2009A	September 30, 2008A
Audit-Related Fees	$1,020,000	$410,000
Tax Fees	$2,000	$-
All Other Fees	$405,000	$280,000B

A Amounts may reflect rounding.

B Reflects current period presentation.

Services Billed by PwC

	September 30, 2009A	September 30, 2008A, B
Audit-Related Fees	$2,930,000	$2,000,000C
Tax Fees	$2,000	$-
All Other Fees	$-	$-C

A Amounts may reflect rounding.

B May include amounts billed prior to the fund's commencement of operations.

C Reflects current period presentation.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for assurance services provided to the fund or Fund Service Provider that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	September 30, 2009 A	September 30, 2008 A
PwC	$3,560,000	$2,715,000B
Deloitte Entities	$1,645,000	$980,000

A Amounts may reflect rounding.

B May include amounts billed prior to the fund's commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Central Investment Portfolios LLC

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	November 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	November 25, 2009
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	November 25, 2009